EXHIBIT 10.1

EURONEXT BRUSSELS S.A. / N.V.

EURONEXT AMSTERDAM N.V.

EURONEXT PARIS S.A.

EURONEXT LISBON – SOCIEDADE GESTORA DE MERCADOS REGULAMENTADOS S.A.

LIFFE ADMINISTRATION AND MANAGEMENT

AND

BANQUE CENTRALE DE COMPENSATION S.A

LCH.CLEARNET GROUP LIMITED

CLEARING AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION

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THIS CLEARING AGREEMENT is made on January 22, 2013 between:

[1]
EURONEXT AMSTERDAM N.V., a limited liability company (naamloze vennootschap) organised under the laws of the Netherlands, whose registered office is at Beursplein 5, 1012 JW Amsterdam, the Netherlands, recorded in the Commercial Register of Amsterdam under number 34138585, and represented by Mr. Cees Vermaas and Mr. Roland Bellegarde ("Euronext Amsterdam");

EURONEXT BRUSSELS S.A./N.V., a limited liability company (société anonyme, naamloze vennootschap) organised under the laws of Belgium and recognised as a market undertaking in accordance with Article 16 of the Belgian Law of August 2, 2002 governing the supervision of the financial sector and financial services (Loi relative à la surveillance du secteur financier et aux services financiers / Wet betreffende het toezicht op de financiële sector en de financiële diensten), whose registered office is at Palais de la Bourse, Place de la Bourse, 1000 Brussels, Belgium, recorded in the Commercial Register of Brussels under number 632 870, and represented by Mr. Vincent Van Dessel ("Euronext Brussels");
EURONEXT PARIS S.A., a limited liability company (société anonyme) organised under the laws of France, whose registered office is at 39, rue Cambon, 75001 Paris, France, recorded in the Commercial Register of Paris under number B 343 406 732, and represented by Mr. Dominique Cerutti ("Euronext Paris");
EURONEXT LISBON - SOCIEDADE GESTORA DE MERCADOS REGULAMENTADOS, S.A., a limited liability company (sociedade anónima) organised under the laws of Portugal whose head office is Lisbon Business Registry Office n° 8875, Av. da Liberdade, n° 196, 1250-147 Lisbon, Portugal, with a share capital of 6,000,000 Euros, tax N.° (P) 504 825 330, recorded in the Lisbon Business Registry Office under number N.° 8875, and represented by Mr. Luis Laginha de Sousa ("Euronext Lisbon"); and
LIFFE ADMINISTRATION AND MANAGEMENT, an unlimited company organised under the laws of England whose head office is at Cannon Bridge House, 1 Cousin Lane, London EC4R 3XX, United Kingdom, incorporated and registered in England and Wales with company number N.° 1591809, and represented by Mr. Finbarr Hutcheson ("Liffe AM");
on the one hand,
and

[2]
BANQUE CENTRALE DE COMPENSATION S.A., trading as LCH.Clearnet SA, a company incorporated under the laws of France, having its registered office at 18, rue du Quatre Septembre, 75002 Paris, France, registered in the Commercial and Companies Registry of Paris under the number B 692 032 485 with the EC VAT number FR 65 692 032485, and represented by Christophe Hemon ("LCH.Clearnet SA"); and

LCH. CLEARNET GROUP LIMITED, a limited liability company incorporated in England & Wales whose registered office is at Aldgate House, 33 Aldgate High Street, London, EC3N 1EA, United Kingdom, with registered number 4743602, and represented by Ian Axe ("LCH.Clearnet Group Limited");
on the other hand,
(Hereafter each a "Party" and collectively named the "Parties").
BACKGROUND

WHEREAS

(A)
Euronext Amsterdam (Euronext Amsterdam N.V.) is a corporation (naamloze vennootschap) organised under the laws of the Netherlands, operator of a securities exchange (houder van een effectenbeurs) authorised pursuant to Article 5:26 of the Dutch Financial Supervision Act (Wet op het financieel toezicht). The clearing and settlement of transactions on the markets in financial instruments in the Netherlands shall take place in accordance with the structures currently maintained by Euronext N.V. and Euronext Amsterdam N.V and recognised by the Netherlands Minister of Finance on February 20, 2007. These structures meet the relevant requirements set by the AFM and the Dutch Central Bank in the Supervisory Framework Clearing and Settlement Euronext (which includes compliance with ESCB-CESR recommendations for Central Counterparties);

(B)
Euronext Brussels (Euronext Brussels S.A./N.V.) is a corporation (société anonyme, naamloze vennootschap) organised under the laws of Belgium and recognised as a market undertaking in accordance with Articles 16 and 144 of the Belgian Law of August 2, 2002 governing the supervision of the financial sector and financial services (Loi relative à la surveillance du secteur financier et aux services financiers / Wet betreffende het toezicht op de financiële sector en de financiële diensten);

(C)
Euronext Paris (Euronext Paris S.A.) is a corporation (société anonyme) organised under the laws of France and a market undertaking (entreprise de marché) within the meaning of Article L.421-2 of the French Monetary and Financial Code (Code Monétaire et Financier) and is governed by the French Monetary and Financial Code (Code Monétaire et Financier);

(D)
Euronext Lisbon (Euronext Lisbon – Sociedade Gestora de Mercados Regulamentados, S.A.) is a corporation (sociedade anónima) managing a regulated market authorised pursuant to Article 15 of the Portuguese Decree-Law n.° 394/99, of October 13, 1999, as amended by the Decree-Law n.° 8-D/2002, of January 15, 2002 (Regime juridico das entidades gestoras de mercados de valores mobiliários e de sistemas conexos);

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(E)
LIFFE Administration and Management is a company incorporated in England and Wales (registration no. 1591809) whose registered office is at Cannon Bridge House, 1 Cousin Lane, London EC4R 3XX, United Kingdom, and which has been recognised as an investment exchange pursuant to section 290 of the Financial Services and Markets Act 2000;

(F)
Euronext Amsterdam, Euronext Brussels, Euronext Paris, Euronext Lisbon and Liffe Administration and Management (each a "Euronext Market Undertaking" and collectively the "Euronext Market Undertakings") operate and / or supervise the markets which are specified in Annex 2 of this Agreement (as amended or added to from time to time) (each a "Euronext Market", and collectively, the "Euronext Markets");

(G)
On October 31, 2003, the Euronext Market Undertakings, LCH.Clearnet SA and LCH.Clearnet Group Limited entered into a revised clearing agreement governing the terms and conditions upon which LCH.Clearnet SA was to provide central counterparty clearing services to the Euronext Market Undertakings (the "ARCA");

(H)
LCH.Clearnet SA is a clearing house, regulated in France according to Articles L.440-1 et seq. of the French Monetary and Financial Code (Code Monétaire et Financier) complying with Book V, Title IV of the General Rules of the Autorité des Marchés Financiers (Règlement Général de l’Autorité des Marchés Financiers) and a clearing house as this term is defined in Article 2 of the Regulation N°648/2012 of July 4, 2012 of the European Parliament and of the Council on OTC derivatives, central counterparties and trade repositories ("EMIR"), it is a credit institution supervised as such by the Autorité de Contrôle Prudentiel and as a clearing house and an investment service provider by the Autorité des Marchés Financiers, it operates a securities settlement system instituted and approved by the French Ministry of Finance, duly notified to the European Commission in accordance with Article L.330-1 of the French Monetary and Financial Code (Code Monétaire et Financier);

(I)
By virtue of the ARCA, LCH.Clearnet SA was nominated to act as a central counterparty to Clearing Members and to provide clearing services for Transactions in Securities and Transactions in Derivatives (as these terms are defined in the ARCA) effected on any of the marketplaces provided by the Euronext Market Undertakings as was specified in the ARCA;

(J)
Pursuant to the letters dated May 7, 2010, May 20, 2010, June 7, 2011 and September 26, 2012, the Euronext Market Undertakings served notice of termination of the ARCA, the termination of the ARCA was due to come into force, in relation to Transactions in Derivatives, on March 31, 2014 and, in relation to Transactions in Securities, on December 31, 2013;

(K)
On November 14, 2012, the Parties entered into a preliminary agreement entitled the "Cash Clearing Head of Terms" in which they agreed on the main provisions to be included in this Agreement, the purpose of which was to establish a general framework for the Agreement and to document the Parties’ expectations as to the scope, planning, and obligations of the Parties to negotiate this Agreement;

(L)
This Agreement is not intended to cover clearing services rendered by LCH.Clearnet SA to the Euronext Market Undertakings for Transactions in Derivatives (as this term is defined in the ARCA) which shall remain governed by the ARCA until March 31, 2014;

(M)
The Parties agree that, as from the Commencement Date, the ARCA shall no longer govern Clearing Services rendered by LCH Group to the Euronext Market Undertakings for Cleared Financial Instruments and that the Services performed by LCH.Clearnet SA for Cleared Financial Instruments traded on the Euronext Market shall be governed by the Agreement; and

(N)
LCH.Clearnet SA and the Euronext Market Undertakings will perform this Agreement in compliance with EMIR and with any applicable Regulatory Requirements, and in particular in relation to the conditions set in EMIR as to licensing of a CPP, once they enter into force.

IT IS AGREED as follows:

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1.	GENERAL TERMS

1.1	Definitions
Unless otherwise defined herein, all capitalised terms in this Agreement shall have the meanings set forth in the Clearing Rule Book, and the following expressions shall have the following meanings:

"ACP" means the Autorité de Contrôle Prudentiel;

"Affiliate" means in relation to any Party or person, any entity controlled, directly or indirectly, by the Party or person or any entity that controls, directly or indirectly, the Party or person, or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting powers of the entity or person (making reference to the situations listed in Article L.233-3 of the French Commercial Code (Code de Commerce));

"Agreement" means this cash clearing agreement entered into between the Parties to govern the Services performed by LCH.Clearnet SA to the Euronext Market Undertakings for Cleared Financial Instruments;

"AMF" means the Autorité des Marchés Financiers;

"Annexes" means the annexes to this Agreement (Annex 1 to Annex 9) described in Article 1.4 of the Agreement as modified from time to time pursuant to Article 20.1 of the Agreement;

"[ *** ] Capacity Plan" means a document commonly agreed between the Parties which describes the capacity increase of the Cash Clearing Infrastructure for [ *** ], the corresponding Service Thresholds (as defined in the Service Level Annex) and, if relevant, the impacts of any Euronext Projects on such capacity;

"ARCA" means the previous clearing agreement in place between the Parties for securities and derivatives clearing dated October 31, 2003, as amended, restated and / or supplemented from time to time;

"Availability" means the level of availability of LCH.Clearnet SA for the Services defined in the Service Level Annex;

"Bilateral Services" means the services performed by LCH.Clearnet SA described in Article 4 of the Agreement and in the Service Level Annex such as Transactions management, risk management, membership management, Financial Instruments management and Project/change management;

"Business Day" means a day, as stated in the TARGET calendar, on which Euronext Markets are open for trading;

"Cash Clearing Head of Terms" means the preliminary agreement dated November 14, 2012 entered into between the Parties in which they agreed on the main provisions to be included in this Agreement;

"Cash Clearing Infrastructure" means UCS Cash, or the successor clearing infrastructure used for Cleared Financial Instruments agreed upon between the Parties as the clearing infrastructure to be used by LCH.Clearnet SA to render the Clearing Services;

"Cash Common Services" means the clearing services provided by LCH.Clearnet SA to the Trading Facilities for the cash clearing of Financial Instruments listed on the Euronext Markets and other Trading Facilities using the Cash Clearing Infrastructure developed and operated by LCH.Clearnet SA for the clearing of such Financial Instruments. On the Commencement Date, the list of Trading Facilities, other than the Euronext Markets, for which Cash Common Services are performed is provided in Annex 3 of this Agreement;

"Class of Cleared Financial Instruments" means, pursuant to Article 2 of the Agreement and Annex 2 of the Agreement [ *** ] and which have therefore been, or can be, accepted for clearing on the Cash Clearing Infrastructure by LCH.Clearnet SA pursuant to the process set out in Article 2 of the Agreement. Classes of Cleared Financial Instruments are described in Annex 2 of the Agreement;

"Cleared Financial Instruments" means Financial Instruments traded on the Euronext Markets or [ *** ] which fall within a Class of Cleared Financial Instruments and are therefore cleared on the Cash Clearing Infrastructure by LCH.Clearnet SA;

"Clearing Fees" means the clearing fees set out in Annex 8 of the Agreement, as amended from time to time, which LCH.Clearnet SA collects from its Clearing Members for services provided in relation to Transactions in Cleared Financial Instruments on the Euronext Markets. The Clearing Fees are also available on www.lchclearnet.com;

"Clearing Fees for BlueChips" means the Clearing Fees which LCH.Clearnet SA collects from its Clearing Members for services provided in relation to Transactions in BlueChips stocks listed in Annex 8;

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"Clearing Member" means either a General Clearing Member or an Individual Clearing Member admitted as such by LCH.Clearnet SA, under the conditions set forth in the Clearing Rules;

"Clearing Rule Book" means the rule book published by LCH.Clearnet SA, as modified from time to time, approved by the AMF pursuant to Article L.440-1 of the French Monetary and Financial Code (Code Monétaire et Financier) and applicable to the clearing of the Euronext Markets;

"Clearing Rules" means the rules of LCH.Clearnet SA as defined in the Clearing Rule Book, and in all Instructions and Notices thereto, as may be amended from time to time and where the context so requires, the Admission Agreement (as defined in the Clearing Rule Book), in each case as amended from time to time;

"Clearing Services" means all services described in the Clearing Rules as in effect at the date hereof and listed in Article 3.1 of the Agreement rendered by LCH.Clearnet SA to Clearing Members, who, either directly or through their customers, enter into Transactions on Cleared Financial Instruments carried out on the Euronext Markets or are parties to Transactions created by the Derivatives Clearing System following the exercise of an option on the Euronext Continental Derivatives Markets;

"Commencement Date", the commencement date of this Agreement which shall be January 1, 2013;

"Committees" means the Operational Committee, the Programme Steering Committee and the Executive Committee described in Article 8.3 of the Agreement and in Annex 6 of the Agreement;

"Competent Public Authority" means:

(i).
any public regulatory body or public supervisory body of LCH.Clearnet SA or LCH.Clearnet Group Limited or other competent authority with jurisdiction over LCH.Clearnet SA or LCH.Clearnet Group Limited and its successors. On the Commencement Date, LCH.Clearnet SA is supervised and regulated by the following Competent Public Authorities: the AMF, the ACP, the Banque de France, Comissão do Mercado de Valores Mobiliáros (CMVM), Financial Services Regulatory Authority (FSMA), Autoriteit Financiële Markten (AFM), the Coordination Committee on Clearing (CCC), the Financial Services Authority (FSA), the De Nederlandsche Bank N.V (DNB) pursuant to an agreement entered into on December 2003 between LCH.Clearnet SA, Euronext Amsterdam N.V., and Euronext N.V.; and/or

(ii).	ESMA, the college of regulators and the competent authority of LCH.Clearnet SA as defined under EMIR; and/or

(iii).	any regulatory body or public supervisory body of the Euronext Markets or other competent authority with jurisdiction over the Euronext Markets, and their successors;

"Conflicted Member" means a Director of either (i) the Board of Directors of LCH.Clearnet Group Limited or the Board of Directors of LCH.Clearnet SA or (ii) a member of the Risk Committee being conflicted pursuant to the provisions of the provisions set out in Annex 9 of this Agreement;

"Corporate Action" means an action initiated by the issuer, or by a third party (other than the issuer) including its agent offering a voluntary reorganisation, upon a Cleared Financial Instruments, and announced to investors;

"Corporate Action Data" means the data related to the Corporate Action;

"Crisis Management" means the method for managing Serious Incidents which potentially impact the other Parties pursuant to the process defined in the Service Level Annex;

"Cross File Transfer" or "CFT" means a file transfer protocol used for transmission of files between the Parties' systems;

"[ *** ] Report" means a file, exchanged in electronic format and on a [ *** ] basis for each [ *** ], containing Service Level measurement and a summary of incidents affecting the operating processes that have an impact on both Parties’ operating processes;

"Data" means Referential Data or Transaction Data;

"Data Point of Access" means a message switching and safe storing system operated by a Euronext Affiliate and supervised by the Euronext Market Undertakings on which LCH.Clearnet SA collects all information that the Euronext Market Undertakings transmit to it in the context of message-based communication. On the Commencement Date, the Data Point of Access is HUB IA;

"Default of a Member" means the occurrence of an event of default of a Clearing Member (as this term is defined in the Clearing Rules, hereafter a "Default of a Clearing Member") or a default of a Trading Member (which will be

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deemed to occur following the occurrence of one of the events listed in paragraph 2802/11 of the Exchange Rules, hereafter a "Default of a Trading Member");

"Derivative" means a Financial Instrument which is a financial contract as defined under Article D.211-1 A of the French Monetary and Financial Code (Code Monétaire et Financier);

"Derivatives Clearing System" means the clearing system used by LCH.Clearnet SA to render clearing services to Clearing Members for Derivatives (as this term is defined in the ARCA) traded on the Euronext Continental Derivatives Markets or the successor clearing system used by a clearing house to render clearing services to clearing members for Derivatives (as this term is defined in the ARCA) traded on the Euronext Continental Derivatives Markets;

"Disaster Recovery Management" means those actions applied to ensure that either Party's IT operations can resume activity from a secondary (or other) data centre should an event disable operation of the primary facilities;

"Euronext Affiliate" means an entity controlled directly or indirectly by Euronext N.V. (control being construed in accordance with Article L.233-3 of the French Commercial Code (Code de Commerce));

"Euronext Continental Derivatives Markets" means the Trading Facilities operated and / or supervised by a Euronext Affiliate on which Derivatives (as this term is defined in the ARCA) are traded before being cleared by LCH.Clearnet SA pursuant to the terms of the ARCA;

"Euronext Group" means Euronext N.V. and Euronext Affiliates;

"Euronext Market Undertakings" or "EMUs" means Euronext Amsterdam, Euronext Brussels, Euronext Paris, Euronext Lisbon and Liffe Administration and Management which each operates a Euronext Market, and a "Euronext Market Undertaking" means one of such entity;

"Euronext Markets" means the Trading Facilities operated by one of the Euronext Market Undertaking and for which Clearing Services are rendered by LCH.Clearnet SA. The Euronext Markets are listed in Annex 2 of the Agreement;

"Euronext Project" means a Project described in Article 10.2 of the Agreement which is a joint business proposal made by one, or several, Euronext Market Undertaking(s) pursuant to which LCH.Clearnet SA is requested to, notably, but not exclusively: launch new services, implement a material evolution of the existing Services, extend Services to a new Class of Cleared Financial Instrument when this extension entails material changes to the existing process, and accept new Trading Facilities operated by one of the Euronext Market Undertakings as Euronext Markets;

"Exchange Rules" means, in relation to any Euronext Market, the rules, regulations and procedures adopted by the relevant Euronext Market Undertaking in relation to that Trading Facility;

"Executive Committee" means, pursuant to Article 8.4 of this Agreement, the Committee responsible for managing and monitoring the performance of this Agreement;

"External User Acceptance" means, pursuant to the terms of the Service Level Annex, the test environment open to Trading Members of Clearing Members for testing from time to time;

"File Server IA" means a system on which LCH.Clearnet SA collects part of the files that the Euronext Market Undertakings transmits to it in the context of file-based communication;

"File Transfer Protocol" or "FTP" means a file transfer protocol used for transmission of files between the Parties' systems;

"Financial Instrument" means those instruments specified in Article L.211-1 of the French Monetary and Financial Code (Code Monétaire et Financier) which may be a Security or a Derivative;

"Force Majeure Event" has the definition given to force majeure under French law, that is to say an extraordinary event independent of the Parties' will, that cannot be foreseen or avoided by them even with due diligence, being beyond their control and preventing the Parties to comply with their obligations undertaken in the Rules, in the Admission Agreement (as defined in the Clearing Rule Book) or in this Agreement. Disasters, such as hurricane, earthquake, international conflicts, stroke of lighting and war, are inter alia to be considered as falling within the scope of a Force Majeure Event;

"Good Practice" means, in relation to the Clearing Services, the exercise of such skill, diligence, prudence, experience, expertise, foresight and judgement as would be reasonably expected from a skilled and experienced professional specified inter alia in EMIR, in the technical standards under EMIR and in the Principles for Financial Market Infrastructures published by the Technical Committee of the International Organization of Securities Commissions in April 2012;

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"Incident" means any event which is not part of the standard operation of a Service which causes, or may cause, an interruption to, or a reduction in the quality of that Services e.g. file transfer delay, instrument referential management potential loss of messages or missing trade information;

"Incident Management" means the method for managing Incidents which potentially impact the other Parties pursuant to the process defined in the Service Level Annex;

"Internal User Acceptance" or "IUA" means, pursuant to the terms of the Service Level Annex, the internal test environment of LCH.Clearnet SA used by LCH.Clearnet SA's internal user test teams;

"LCH Affiliate" means an entity controlled directly or indirectly by LCH.Clearnet Group Limited (control being interpreted in accordance with Article L.233-3 of the French Commercial Code (Code de Commerce));

"LCH Business" means the business performed by a member of LCH Group of providing a wide range of central counterparty clearing services in respect of Financial Instruments entered into by and with users or exchanges, including in respect of equities, fixed income securities and repurchase agreements, interest rate swaps and other products, foreign exchange products, commodities (including, without limitation, metals, energy, weather, agricultural and emissions) and Derivatives (including, without limitation, financial, credit, metals, energy weather, agricultural and emissions derivatives), whether traded on Trading Facilities or over the counter;

"LCH Group" means LCH.Clearnet SA, LCH.Clearnet Group Limited and all the LCH Affiliates and their joint venture and partnership interests, and "member of the LCH Group" or "LCH Group member" means any one such entity or interest;

"Market Operator" means a person or persons who manage(s) and/or operate(s) the business of a Trading Facility;

"Market Rules" means the rules of the Euronext Markets applicable to the trading of the Cleared Financial Instruments, as may be amended from time to time. The Markets Rules are available on the website: https://europeanequities.nyx.com/regulation/harmonised-rules;

"Material Obligation" means one of the obligations listed in Articles 2, 3, 4, 5, 7, 8, 9, 10, 11, 12, 14, 15, 19 or 23 of the Agreement or the obligation for LCH.Clearnet SA to meet the Service Level Targets listed in the Service Level Annex;

"Members" means Clearing Members or Trading Members;

"MiFID" means the Council Directive 2004/39/EC of April 21, 2004 on markets in financial instruments as implemented under the relevant Member States of the European Union and as amended or replaced;

"Non-Guaranteed Services" means the services which are performed by LCH.Clearnet SA when LCH.Clearnet SA does not act as a clearing house and as a central counterparty for certain designated Financial Instruments traded on the Euronext Markets pursuant to Article 3.3 of the Agreement. The Non Guaranteed Services are described in Annex 7 of the Agreement and in the agreement entered into the Parties pursuant to Article 3.3 of the Agreement;

"Operational Committee" means the Committee described in Annex 6 of the Agreement which reports to the Executive Committee;

"Performance" is expressed in terms of response time, i.e. the average time consumed for a given elementary operation during a service period e.g. 1 minute, 1 second, 1 millisecond. Certain performance criteria are to be developed further to the application of the Service Level Measurement Tools under the provisions of Article 7 of the Agreement;

"Product Advisory Group" means, pursuant to Article 13 of this Agreement and the terms of reference of the Product Advisory Group, the committee responsible for advising the Boards of Directors of LCH.Clearnet SA and LCH.Clearnet Group Limited on the proper, safe and efficient management of the Cash Common Services and the evolutions of the Cash Clearing Infrastructure;

"Professional Organisations" means the organisations representing the industry, as defined from time to time between the Parties. As of the Commencement Date, the Professional Organisations are Association Française des Marchés Financiers (AMAFI), Association Française des Professionnels des Titres (AFTI), Dutch Advisory Committee Securities Industry, Fédération belge du secteur financier (FEBELFIN), Association for Financial Markets in Europe (AFME);

"Programme Steering Committee" means the Committee described in Annex 6 of the Agreement which reports to the Executive Committee;

"Project" means a project which has a certain impact on the Parties (notably as to systems, organisation, risk management or risk policy of the Parties) which is more than a business as usual impact. Projects may be a Project developed by LCH Group described in Article 10.1 of the Agreement, a Euronext Project described in Article 10.2 of

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the Agreement, a Project developed by LCH Group following a request by Trading Facilities of the Product Advisory Group described in Article 13.2 of the Agreement;

"Punctuality" is defined as the number of non-continuous operations, e.g. processing of batch jobs or file transfers, that respect deadlines, that are required to be performed within an agreed time frame;

"Referential Data" means the general references and information related to Cleared Financial Instruments either (i) provided by third parties to the Euronext Market Undertakings and sent by the latter to LCH.Clearnet SA, or (ii) originated by the Euronext Market Undertakings and sent by the latter to LCH.Clearnet SA prior to trading (notably the ISIN Code, the central securities depository's characteristics, …);

"Regulatory Requirement" means, with respect to LCH.Clearnet SA, LCH.Clearnet Group Limited or any Euronext Market Undertakings, any applicable law, regulation (such as EMIR, or any technical standards applicable under EMIR) or requirement of any applicable laws or regulations (at the national or European level) or any requirement or request of a Competent Public Authority;

"Relationship Manager" means the person in charge of the day to day relationship management of the Agreement between the Parties.

"Reliability" means the number of incidents, weighted by their impact on Services, that take place in a given Service Period;

"Rules" means the Clearing Rules and the Market Rules;

"Security" or "Securities" means a Financial Instrument, or Financial Instruments, which are financial titles (titres financiers) as defined under French law by Article L.211-1, paragraph II, of the French Monetary and Financial Code (Code Monétaire et Financier);

"Serious Incident" means an event that caused a Euronext Market and / or the Cash Clearing Infrastructure to stop, or an event which is such that although the Euronext Market and / or the Cash Clearing Infrastructure are still running, a material number of Trading Members are prevented from trading for a technical reason or a material number of Clearing Members are prevented from clearing. Such events could include, but are not limited to, trading engine failures, market data dissemination issues, the calculation and / or publication of official index values, issues with tools used to manage and operate the Euronext Markets, Cash Clearing Infrastructure failures, issues with tools used to manage and operate the Cash Clearing Infrastructure. It is defined as being one that is impacting (or has the potential to impact) core services for all / significant number of market participants and / or is causing (or may cause) significant financial or reputational damage for the Euronext Market Undertakings and / or LCH Group, a significant increase in the security threat / risk level or a significant breach of the provisions of the Agreement, including the Service Level Annex and / or a breach of any Regulatory Requirements;

"Serious Incident Management" means the method for managing Serious Incidents which potentially impact the other Parties pursuant to the process defined in the Service Level Annex;

"Service Available" means the amount of time during a Service Period when at least an agreed minimum number of authorised users can use the applicable Services;

"Service Continuity Management" means the actions and organisation applied to ensure continuity of the Clearing Services in the event of the occurrence of any major incident affecting either party's IT systems, headquarters or business operating conditions;

"Service Level Annex" means Annex 1 of this Agreement which sets out the Service Levels of the Bilateral Services for the various Euronext Markets. For the NYSE BondMatch only, the Service Level Annex will be completed by a dedicated Annex (the "NYSE BondMatch Admission to Trading Procedure" attached as Annex 4 of the Agreement) which shall apply only for matters linked to admission to trading of new bonds, and only, to the NYSE BondMatch Euronext Market;

"Service Level Measurement Tools" means the software tools to be developed, implemented and used to measure the performance of the Bilateral Services as described in the Service Level Annex in accordance with Article 7 of the Agreement;

"Service Level Report" means a file, exchanged in electronic format and on a [ *** ] basis, containing service level measurement and a summary of incidents affecting the operating processes that have an impact on all Parties' operating processes;

"Service Level Targets" means the targeted levels of performance of Bilateral Services during the applicable Service Period, as set out in the Service Level Annex and a "Service Level Target" means one of these Service Level Targets;

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"Service Period" means the period of time during which the performance of a Bilateral Service will be measured. The Parties agree that the Service Period will be [ *** ] on the Commencement Date;

"Service Threshold" means the threshold applicable to each Bilateral Service, which, if exceeded, may impair the delivery of such Bilateral Service. These Service Thresholds are derived from steady state Service experience and / or solution design specifications;

"Service Time" means the time during which a Bilateral Service will be available, expressed as the service start time, service close time and the minutes per day the Service is available;

"Service Wholly Available" means the amount of time in a Service Period during which all authorised users can use the applicable Service;

"Services" means Clearing Services, Bilateral Services and Non-Guaranteed Services;

"Settlement System" means one of the settlement systems used by LCH.Clearnet SA for the Cash Common Services which are, on the Commencement Date, Euroclear Bank, Euroclear Belgium, Euroclear France, Euroclear Netherlands, or Sociedade Gestora de Sistemas de Liquidação e de Sistemas Centralizados de Valores Mobiliários, S.A. (Interbolsa), Banque Nationale de Belgique (BNB), or any successor settlement system agreed upon between the Parties;

"Termination Date" means December 31, 2018. The Termination Date will be the date on which the Agreement will terminate if a notice of termination is sent by one of the Parties one year prior to December 31, 2018 to the other Parties in accordance with Article 16 of the Agreement. Otherwise, the Agreement will terminate pursuant to the provisions of Article 16 of the Agreement;

"Termination Event" means any of the termination events specified in Article 15.1 of the Agreement;

"Trade Replication System" means a system operated by the Euronext Market Undertakings that collects an exact replication of the trade message flow that the Euronext Market Undertakings render available for collection by LCH.Clearnet SA on the Data Point of Access, and has a capability for re-sending to the Cash Clearing Infrastructure part or all of the messages it collects. On the Commencement Date, the Trade Replication System is "Outil de Sauvegarde et de Ré-injection des messages M1" or "OSR-M1";

"Trading Facility" means a market, settlement facility provider, trading platform, or transaction reporting mechanism, including but not limited to:

(i).
a trading venue regulated under MiFID, including but not limited to, a regulated market as defined under Article 4(1)(14) of MiFID and a multilateral trading facility as defined under Article 4(1)(15) of MiFID;

(ii).	a trading venue located outside of the European Union, which has been approved by local authorities based on requirements similar to those used under MiFID; and

(iii).
an organised trading facility defined as a system or facility, which is not a regulated market or facility, operated by an investment firm or a Market Operator, in which multiple third-party buying and selling interests in Financial Instruments are able to interact in the system in a way that results in a contract;

"Trading Members" or "Trading Member Firms" or "TMF" means any person which has been admitted as a member on any Euronext Markets;

"Trading System" means the trading system, trading engine, matching facility that the Euronext Market Undertakings render available to their Trading Members for the purpose of trading Cleared Financial Instruments on the Euronext Markets;

"Transaction" means any purchase, sale or exchange of a Cleared Financial Instrument, or a transaction on a Cleared Financial Instrument created through the Derivatives Clearing System following the exercise of an option by a Clearing Member on the Euronext Continental Derivatives Markets;

"Transaction Data" means all data relating to Transactions on Cleared Financial Instruments communicated by the Euronext Market Undertakings to LCH.Clearnet SA for the purpose of providing the Services (data feeds, accurate details of all Transactions and all other information necessary for LCH.Clearnet SA to carry out its risk management and operational functions) issued by the Trading System as described in the Service Level Annex;

"Transaction Management" means the services of management of the Transactions performed by LCH.Clearnet SA as part of the Bilateral Services and described in the Service Level Annex; and

"UCS Cash" means the Universal Clearing System for cash, the clearing system developed and currently operated by LCH.Clearnet SA for Clearing Services rendered to Clearing Members for transactions on Financial Instruments traded on Trading Facilities (including the Euronext Markets).

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1.2	Interpretation
The words "include", "includes" and "including" and any words following them shall be construed without limitation to the generality of any preceding words or concepts and vice versa.

In this Agreement, unless the context otherwise requires:

•
The headings of the Articles or paragraphs in this Agreement are for ease of reference only; they are not part of the content of the relevant Article or paragraph and may not in any way affect the interpretation thereof;

-
References to any Regulatory Requirement (including MiFID), law, regulation or directive shall be construed as they may have been, or may, from time to time be, amended, modified, consolidated, re-enacted or replaced; and

-	Capitalised terms used in this Agreement shall be construed to be of such number as the context admits or requires.

1.3	Termination of the ARCA for Securities cleared on the Euronext Markets
The Parties agree that, as from the Commencement Date, the ARCA shall no longer govern Clearing Services rendered by LCH Group to the Euronext Market Undertakings for Cleared Financial Instruments traded on the Euronext Markets. The Parties therefore hereby agree that, notwithstanding any provision to the contrary within the ARCA (including, in particular, Section 8.1 of the ARCA), the Parties' rights and obligations under the ARCA in relation to Transactions in Securities (as defined in the ARCA) will be terminated as of December 31, 2012 and will be governed by the Agreement.

For the sake of clarity, it is understood between the Parties that, pursuant to the letter agreement entered into between the Parties on September 26, 2012, the ARCA will continue to govern the clearing business relating to Transactions in Derivatives (as this term is defined in the ARCA) until March 31, 2014 under the conditions set out in the letter agreement.

1.4	Contract Structure
The Annexes (including the Service Level Annex and NYSE BondMatch Admission to Trading Procedure) to this Agreement form part of this Agreement. For NYSE BondMatch Euronext Market only, in the event of any inconsistency between the provisions of the Service Level Annex and any provision of the NYSE BondMatch Admission to Trading Procedure linked to admission to trading of new bonds, the provisions of the latter shall prevail.

In the event of any inconsistency between the provisions of the core Agreement and any provision of the Annexes (including the Service Level Annex and the NYSE BondMatch Admission to Trading Procedure), the provisions of the core Agreement shall prevail.

In the event of any inconsistency between the provisions of one of the Annexes and any provision of the Appendices to such Annex, the core provisions of such Annex shall prevail.

For the purposes of this Agreement, and for so long this Agreement remains in force, if any provision of this Agreement is inconsistent with any provisions of the Articles of Association of LCH.Clearnet SA or LCH.Clearnet Group Limited, or any contractual agreement entered into by a Party with any third party, the Agreement prevails as between the Parties. In the event of any conflict between the provisions of this Agreement and any provision of the Rules or any procedures, the provisions of this Agreement shall prevail as between the Parties.

A person who is not a Party to this Agreement has no right to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available.

1.5	Conditions Precedent
Each Party will provide to the other Parties, upon execution of this Agreement, evidence satisfactory to the other Parties as to the names, true signatures and authority of the officers or officials signing this Agreement on behalf of each Party.

2.	CLEARED MARKETS AND CLASSES OF CLEARED FINANCIAL INSTRUMENTS

2.1
LCH.Clearnet SA is appointed as a provider of Clearing Services to Clearing Members for Transactions on Cleared Financial Instruments for the duration of the Agreement. In relation to these Clearing Services, LCH.Clearnet SA will provide Bilateral Services to the Euronext Market Undertakings.

The list of the Classes of Cleared Financial Instruments and of the Euronext Markets on the Commencement Date is set out in Annex 2 of the Agreement.

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2.2
In principle, it is understood between the Parties that LCH.Clearnet SA shall exercise [ *** ] under the process set out below to offer Clearing Services for new Financial Instruments. As a consequence, LCH.Clearnet SA should [ *** ] in accordance with Article 3.3 of the Agreement. Following the inclusion of new Financial Instruments within the scope of Cleared Financial Instruments, LCH.Clearnet SA will enter into all necessary contractual arrangements with third party providers in order to get the necessary data related to the new Cleared Financial Instrument and be able to provide the Clearing Services. A Euronext Market Undertaking may at any time request to introduce new Financial Instruments for performance of Clearing Services by LCH.Clearnet SA in accordance with the process described below:

(i).
When the new Financial Instrument [ *** ], the Euronext Market Undertaking requesting the performance of the Services for this new Financial Instrument will give notice to LCH.Clearnet SA of its intent to introduce this new Financial Instrument at least [ *** ] prior to the contemplated listing and / or trading of such Financial Instrument. LCH.Clearnet SA shall offer Services for such new Financial Instrument [ *** ]. If, at a later stage, LCH.Clearnet SA considers that the new Financial Instrument can be [ *** ], LCH.Clearnet SA shall give notice to the relevant Euronext Market Undertaking [ *** ] and shall have the right to process this Financial Instrument pursuant to Article 3.3 of the Agreement. If the Risk Committee of LCH.Clearnet SA considers, at any time, that a Cleared Financial Instrument can no longer be accepted for clearing, LCH.Clearnet SA shall notify the Euronext Market Undertaking(s) in writing of its decision [ *** ] and the Parties shall discuss in order to find an acceptable solution for both Parties. If no solution can be found this Financial Instrument shall be processed pursuant to Article 3.3 of the Agreement.

(ii).
When the new Financial Instrument does not [ *** ]. In this case, the relevant Euronext Market Undertaking and LCH.Clearnet SA shall thereafter consult with each other in order to discuss how to implement the Clearing Services for this new Financial Instrument. LCH.Clearnet SA shall, if necessary, consult its Risk Committee and then perform a feasibility study within [ *** ]. Following this study, LCH.Clearnet SA shall inform the relevant Euronext Market Undertaking of the result of the study. On the basis of the study, the necessary evolutions will then be discussed between the relevant Euronext Market Undertaking(s) and LCH.Clearnet SA within a [ *** ].

If [ *** ], LCH.Clearnet SA shall notify the Euronext Market Undertaking(s) in writing of this advice and the Parties shall discuss in order to find an acceptable solution for both Parties. If the Parties cannot reach an agreement on the acceptable solution, it shall be resolved pursuant to Article 8.5 of the Agreement. The new Financial Instruments may either not be cleared or LCH.Clearnet SA may perform only Non-Guaranteed Services pursuant to Article 3.3 of the Agreement.

2.3
It is understood between the Parties that (i) the Euronext Market Undertakings may provide transaction feeds to other clearing houses, central counterparties and/or entities other than LCH.Clearnet SA which provide clearing services in respect of Cleared Financial Instruments listed and / or traded on the Euronext Markets, and that (ii) LCH.Clearnet SA may provide clearing services to other Trading Facilities, [ *** ].

2.4
Where [ *** ] operated by one of the Euronext Market Undertakings, after the Parties agree on the process, such Trading Facility may request to accede to this Agreement and become a Euronext Market. The process of including a new Trading Facility within the scope of the Euronext Markets would be done through a [ *** ]. The list of the Classes of Cleared Financial Instruments and of the Euronext Markets set out in Annex 2 of this Agreement shall be modified to take into account the inclusion of this new [ *** ].

3.	PROVISION OF CLEARING SERVICES BY LCH.CLEARNET SA

3.1
LCH.Clearnet SA will provide Clearing Services which involve central counterparty services as from the Commencement Date of this Agreement, to Clearing Members, who, either directly or through their customers, enter into Transactions on Cleared Financial Instruments carried out on the Euronext Markets. Such Clearing Services are subject to the Clearing Rules in force as modified from time to time including:

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-	registration of the Transactions on Cleared Financial Instruments traded on the Euronext Markets;

-	validation and novation of these Transactions within the Cash Clearing Infrastructure;

-	reporting of novated and accepted Transactions to Clearing Members;

-	supervision of the Open Positions of Clearing Members and calculation of the associated risks;

-	calling of Margins to the Clearing Members to cover the risks linked to the Transactions;

-	risk management processing according to current risk management policies and procedures of LCH.Clearnet SA as approved by the Risk Committee of LCH.Clearnet SA;

-	guarantee of the proper settlement of Open Positions as central counterparty, transmission of the settlement instructions to the Settlement System;

-	managing Corporate Action; and

-	management of the default procedures according to current default management policies and procedures.

3.2
LCH.Clearnet SA warrants to the Euronext Market Undertakings that it will comply with the Good Practice and the Clearing Rules when providing the Clearing Services. The Good Practice is designed to describe the Parties' commitments and set out how LCH.Clearnet SA and / or LCH.Clearnet Group Limited will operate in order to ensure that they:

-	act in a manner which is fair in considering the interests of the other Parties' Members and customers;

-	reply to any requests from the Euronext Market Undertakings in a timely manner;

-	act in a manner which does not [ *** ];

-	comply with the applicable competition laws;

-
comply with Regulatory Requirements and, when applicable, with any technical standards applicable under EMIR and with the Principles for Financial Market Infrastructures published by the Technical Committee of the International Organization of Securities Commissions in April 2012; and

-	act in a manner which respects a reasonable degree of skill, care, prudence and foresight and application of standards which could reasonably be expected of such companies.

3.3
Where the Parties so agree in writing by exchange of letters, any Euronext Market Undertaking may pass certain transactions on Financial Instruments to LCH.Clearnet SA for processing and dispatch of Transaction Data to the Settlement System, without LCH.Clearnet SA providing the full list of Clearing Services, such as novation and or guarantee of the proper settlement in respect of the transaction.

Notwithstanding any provisions to the contrary in this Agreement, following such an agreement between the Parties, LCH.Clearnet SA shall only perform Non-Guaranteed Services as described in Annex 7 of the Agreement. The document governing such agreement shall govern the provision of such Non-Guaranteed Services where any such term is at variance with any term of this Agreement.
It is understood between the Parties that the Rules should contain provisions on the Non-Guaranteed Services and LCH.Clearnet SA shall give notice to the Clearing Members that LCH.Clearnet SA does not act as a central counterparty and a clearing house in respect of these transactions but that it only provides Non-Guaranteed Services.

3.4
The Euronext Market Undertakings may request LCH.Clearnet SA to continue to pass transactions on a Cleared Financial Instrument created through [ *** ], after March 31, 2014, for processing and to request LCH.Clearnet SA to render Services for these transactions. Following a request from the Euronext Market Undertakings for such process to be launched after March 31, 2014, the Parties shall cooperate in order to organize such process pursuant, if relevant, to Article 10.2 of the Agreement.

4.	PROVISION OF BILATERAL SERVICES BY LCH.CLEARNET SA TO THE EURONEXT MARKET UNDERTAKINGS
In order to perform Clearing Services in the safest and most efficient manner to the Clearing Members, LCH.Clearnet SA provides to the Euronext Market Undertakings the following Bilateral Services: Transaction processing, Transaction recording, Transaction creation, Transaction deletion, Transaction distribution, Transaction storage, Transaction retrieval, each further described in paragraph 2.1.1 of the Service Level Annex.

4.1	Collaboration and cooperation
Each Party undertakes to maintain active, regular collaboration and ongoing dialogue with each other, its Members and other relevant third parties in relation to the provision of Bilateral Services.

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4.2	Communication and transparency
Each Party acknowledges that time is of the essence in managing the Bilateral Services.

The Parties will ensure that the communication channels and the contacts are regularly updated in order to be able to swiftly communicate and react to events that impact their relationship and the Services.

In order to ensure that the process is transparent, the processes and decisions taken by each Party linked to the Bilateral Services or their evolutions shall be adequately documented and these documents shall be sent to the other Party in accordance with the provisions of the Service Level Annex on the Operational Committee. This also means that any decision of one of the Parties to approve a decision, or not to approve it, should be fully documented and explained / justified in writing.

4.3	Systems compatibility
Each Party shall ensure that, on an ongoing basis, its information systems remain compatible and interoperable with the other Party's information systems. To that end, each Party shall ensure that (i) its information systems comply with the clauses set out in Appendix 1B of the Service Level Annex entitled "Technical description of the systems, protocols, communication processes"; and (ii) any modification it brings to its information systems are performed according to the guidelines specified in the Service Level Annex, especially with respect to its quality assurance.

4.4	Continuity of Services
The Parties acknowledge the need for each of them to be constantly ready to manage effectively the occurrence of any major, sudden and exceptional event affecting concurrently or separately either Party's ability to conduct effectively its business functions and LCH.Clearnet SA's ability to perform the Services.

4.5	Transfer of information relating to Services
The Parties acknowledge that each Party may be obligated to provide a Competent Public Authority with appropriate regulatory information relating to the Services. Upon receipt of a request from a Competent Public Authority for information, the receiving Party agrees to notify the other within 5 Business Days of receiving such request and the Parties will cooperate subject, if necessary, to the terms of one or more information sharing agreements entered or to be entered into between the Parties and any relevant agents or sub-contractors of the Parties.

5.	OBLIGATIONS OF THE PARTIES
Notwithstanding any other provision of this Agreement, each Party acknowledges that the other is subject to recognition and / or regulation by Competent Public Authority and agrees that, notwithstanding any provision to the contrary contained in this Agreement, it will use reasonable endeavours to take any action or refrain from taking any action as may be required by such Competent Public Authority in order to comply with its obligations as a Market Operator or a clearing house respectively. The Parties undertake to meet and determine together, in good faith, within [ *** ] on the Commencement Date.

5.1	Obligations of LCH.Clearnet SA
It is understood between the Parties that LCH.Clearnet SA and members of the LCH Group provide clearing services to a wide range of Trading Facilities pursuant to LCH Group’s core principles of operating on a fair, reasonable, open access and non discriminatory basis. [ *** ]

LCH.Clearnet SA undertakes to act as central counterparty for Transactions on Cleared Financial Instruments negotiated on the Euronext Markets, subject to paragraph (v) below, and to comply with the provisions of its Clearing Rules and with Good Practice. In this context LCH.Clearnet SA shall notably act as follows:

(i).
following the matching and trade processing of Transactions on Cleared Financial Instruments in the Trading System, the Transactions will be registered in the Cash Clearing Infrastructure by LCH.Clearnet SA in the name of the relevant Clearing Members. Upon such registration, the Transactions shall be immediately novated and replaced by two Transactions and be guaranteed by LCH.Clearnet SA in accordance with the Clearing Rules;

(ii).	LCH.Clearnet SA undertakes to establish all necessary technical links between the Clearing System, the Settlement System and the Clearing Members;

(iii).
LCH.Clearnet SA will have, at all times, sufficient resources and suitably competent staff allocated to the Services in order to perform high quality Services and to answer requests from the Euronext Market Undertakings in due time;

(iv).	[ *** ];

(v).
Where the Parties so agree in advance pursuant to Article 3.3 of the Agreement, any Euronext Market Undertaking may pass certain transactions to LCH.Clearnet SA for "Non-Guaranteed Services" without LCH.Clearnet SA providing full Clearing Services (no novation and replacement or guarantee in respect of

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the transaction). LCH.Clearnet SA undertakes that the performance of Non-Guaranteed Services complies with Regulatory Requirements and to inform its Clearing Members of the transactions for which only Non-Guaranteed Services will be performed by LCH.Clearnet SA;

(vi).	[ *** ]; and

(vii).
LCH.Clearnet SA's Bilateral Services as defined in Article 4 of the Agreement must be performed with the required degree of Availability, Punctuality, Reliability, accuracy, quality, completeness, efficiency as described in the level / standards of the Service Level Annex.

5.2	Obligations of the Euronext Market Undertakings
The Euronext Market Undertakings grant LCH.Clearnet SA with an access to the Data Point of Access, they shall send all Transaction Data to this Data Point of Access and ensure that the Transaction Data is rendered available to LCH.Clearnet SA at this Data Point of Access pursuant to Article 14 of the Agreement. However, LCH.Clearnet SA shall, pursuant to a separate agreement, implement the necessary connectivity link between its own information system and Euronext Market Undertakings' Data Point of Access in order to have access to the Transaction Data and provide the Services to the Euronext Markets in accordance with the Agreement. When a change to the technical links is rendered necessary following a change and / or evolution of LCH Group's own technologies, LCH Group shall bear the costs of the necessary changes for the Euronext Market Undertakings unless otherwise agreed upon between the Parties.

The Transaction Data and other information created or originated by a Euronext Market Undertaking shall be provided free of charge. Transaction Data or information created or originated by a third party shall be transferred under the conditions set out in Article 14 of the Agreement.

The Euronext Market Undertakings undertake to provide support to Trading Members in the context of the launch of Euronext Projects or of any new projects launched by the Euronext Market Undertakings with LCH.Clearnet SA.

If and when the Euronext Market Undertakings become aware of any activity which must, under applicable Regulatory Requirements, be notified to the Competent Public Authority, they will, where relevant, inform LCH.Clearnet SA and they will work together to find appropriate solutions in accordance with Article 6 of the Agreement and pursuant to the Service Level Annex.

6.	TRANSPARENCY AND COMMUNICATION OF INFORMATION BETWEEN PARTIES

6.1
Each Party shall provide timely and appropriate support, assistance and resources to the other in response to specific requests relating to the Services. In this context, each of them shall promptly report and confirm in writing to the other any actual, perceived or anticipated problems or developments which have had or may have an adverse effect on the provision of any obligation of the Agreement.

In this context, it is understood by both Parties that they shall use their best efforts to answer the requests of the other Parties and to communicate any necessary information in due time.
It is understood between the Parties that they will cooperate in relation to the subject matter of this Agreement, by making available relevant information to the other Party or otherwise, with any Competent Public Authority having responsibility for any matter arising out of, or connected with, the Regulatory Requirements of any Member or Market Operator, or clearing house / central counterparty in relation to any such matter, and with the other Parties (who shall in turn have the right to share such information with any Competent Public Authority with jurisdiction over them, provided that such action does not place the disclosing Party in breach of any obligation of confidentiality of which the other Parties are made aware).

6.2	A Party must consider the effect of any [ *** ] on the ability of all Parties to perform their obligations under the Agreement. All Parties should give notice to the other Parties of [ *** ].

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6.3
If any of the Parties becomes aware of any problem in relation to any Transaction, any obvious unusual information received by the other Party which could reflect a technical problem, or any problems linked to the clearing or settlement process of any Transaction, an extraordinary or emergencies situation in the market (such as high volume, high volatility situations) or any other circumstances which are likely to give rise to such a problem, it shall immediately notify the other Party and the Parties will try to find a solution pursuant to the provisions of the Service Level Annex.

6.4
Where a Default of a Member is declared, LCH.Clearnet SA, and the relevant Euronext Market Undertaking shall give (i) notice as soon as practicably possible to the other Parties, (ii) collaborate in order to implement, pursuant to the provisions of the default procedures, on the most appropriate approach, and, if needed, in accordance with the default procedures which form part of the Clearing Rules or the Exchange Rules (as applicable), (iii) cooperate generally, and in particular, if relevant, as to the porting of the positions to a new Clearing Member so as to minimise any adverse impact upon any of the Trading Members, LCH.Clearnet SA and the Euronext Market Undertakings.

6.5	LCH.Clearnet SA and the Euronext Market Undertakings shall consult upon the implementation of [ *** ].

7.	SERVICE LEVEL ASSESSMENT

7.1	Service Level standards
LCH.Clearnet SA acknowledges that, since availability of the Clearing Services is a precondition for the conduction of the Euronext Market Undertakings' business, its IT environment shall be reliable and performing enough to provide the Services. Moreover, LCH.Clearnet SA agrees that, in addition to the conditions set out in the Service Level Annex specifying the expected Service level for recurring operations and supporting business processes, it must ensure that its general IT operations delivery conform to certain service criteria, expressed in terms of:

-	Availability;

-	Reliability;

-	Performance;

-	Punctuality;

-	Compliance to agreed interface standards; and

-	Compliance to IT security policy which include for LCH.Clearnet SA to comply with certification ISO 2700.
It is understood between the Parties that it is a prerequisite in order for LCH.Clearnet SA, as a clearing house which provides Clearing Services based on the Data provided by the Euronext Market Undertakings, to be able to meet the service levels set out in the Service Level Annex that the up-stream IT environment and the Transaction Data provided by the Euronext Market Undertakings be reliable. Where the Euronext Market Undertakings provide LCH.Clearnet SA with the Data as input to perform the Bilateral Services, this Data therefore needs to be available and reliable and the Euronext Market Undertakings shall comply with the provisions of Article 14 of this Agreement in order to allow LCH.Clearnet SA to perform its Bilateral Services.

7.2	Standards for the Cash Clearing Infrastructure
As part of its general obligation to conform to the highest standards for the provision of its Services, LCH.Clearnet SA agrees that it will use its best endeavours to ensure the Cash Clearing Infrastructure interface remains compatible with supported versions of third party operating systems, databases, software and network protocols where applicable.

7.3	Good Practice and Industry Standards
The Parties agree to adopt best industry practices and to comply with Good Practices as well as industry standards in order to ensure adequate processes and procedures are used in the delivery of their respective obligations hereunder.

8.	SERVICES REVIEW
The Parties shall conduct periodic reviews of the provision of the Services in order to ensure, inter alia, that the Parties continue to comply with their obligations under this Agreement. Following any such review, either Party may request changes in any of the Services to reflect the change in business requirements of either Party and / or advancements in technology.

8.1	Service Level Report
The assessment of the level of the Bilateral Services provided by LCH.Clearnet SA is based on appraisal of a reporting, which is submitted on a [ *** ] by LCH.Clearnet SA. The details and content of the Service Level Report as well as participants to the [ *** ] reporting meeting is set out in the Service Level Annex.

8.2	Relationship Manager

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The Parties acknowledge and agree on the importance of effective governance encompassing effective day-to-day relationship management and Services management. Pursuant to the terms of the Service Level Annex, the Euronext Market Undertakings shall designate one Relationship Manager (for all the Euronext Market Undertakings) and LCH Group shall designate one Relationship Manager (for LCH.Clearnet SA and LCH.Clearnet Group Limited) in charge of the day to day relationship management.
If a Relationship Manager is unavailable or if the Relationship Manager has been changed either by the Euronext Market Undertakings or LCH Group, the relevant Parties shall notify the other as far in advance as possible and shall use its reasonable efforts to appoint a replacement as soon as reasonably possible. The Relationship Manager shall have sufficient seniority and expertise to monitor the process of the Bilateral Services and shall ensure that the Committee meetings are held and recorded with appropriate supporting documents. The Parties shall within a reasonable time following the Commencement Date, by exchange of letters, notify the other Parties of the name of the person appointed as Relationship Manager on each side (by LCH Group and by the Euronext Market Undertakings). The same process will apply should one side (LCH Group or the Euronext Market Undertakings) decide to appoint a new Relationship Manager.

8.3	Committees
In addition to the Risk Committees of LCH.Clearnet SA and, where relevant, of LCH.Clearnet Group Limited in which [ *** ] pursuant to the terms of the Agreement and which are governed by the terms of reference applicable to each of them, the Parties agree to establish and maintain a number of Committees to assist with the management of the relationship, operation of, and changes to, the Services.
Each Committee will be composed of representatives of the Parties to the Agreement.These Committees include the Operational Committee, the Programme Steering Committee and the Executive Committee.
Further details about each Committees’ specific roles, operating modes, and the interactions they maintain between one another can be found in Annex 6 of the Agreement and in Articles 8.4 and 8.5 of the Agreement.

8.4	Executive Committee
The Parties agree to establish and maintain an Executive Committee to assist with the review of the Services, the management of the relationship, any new Project and any operational problem, to solve issues related to the escalation procedure, the [ *** ] Projects planning, the BCP tests and the [ *** ] Capacity Plan. The Executive Committee shall decide upon any escalation from the Operational or Programme Steering Committees as well as upon any issues which may arise from the Membership, IT or Business Continuity management of the Services.
The Executive Committee will be convened [ *** ] and at least on reasonable notice following the request sent by one of the Parties to the others. All the Parties undertake to use their best endeavours to participate in such meetings. At least one common representative of the Euronext Market Undertakings and one representative of LCH Group shall attend each meeting. However, as practically feasible, and to the extent the subject to be discussed during a meeting does not require otherwise, the number of representatives attending each meeting of the Euronext Market Undertakings, on one side, and of LCH Group, on the other, shall be equal.
The Executive Committee shall meet (which may take place by teleconference) [ *** ] as from the Commencement Date.

8.5	Escalation Procedure
If the Operational Committee or Programme Steering Committee (first level management) fail to reach a common agreement (hereafter the "Disagreement"), either Party may decide to refer the Disagreement, at its discretion, to the Executive Committee (or if the members are not available to the authorised deputies of the members of the Executive Committee) (second level management). The second level management shall take a decision within [ *** ] of the referral. If the matter is considered as an urgent matter by one of the Parties, the delay shall be reduced to [ *** ].
If the second level management fails to reach an agreement within the timeframe mentioned above, either Party may refer the Disagreement in writing for final settlement to the Chief Executive Officer (Directeur Général) of LCH.Clearnet SA and the Chief Executive Officer (Directeur Général) of NYSE Euronext Inc. (final level management). The final level management will discuss the matter and should reach an agreement on the matter within [ *** ]. If the matter is considered as an urgent matter by one of the Parties, the delay shall be reduced to [ *** ].

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The Parties shall, unless otherwise agreed in writing between the Parties, after no more than [ *** ] starting from the date on which the Disagreement was referred to the Executive Committee, ensure that the final management level considers and settles the Disagreement.

8.6	Audit
LCH.Clearnet SA shall at all times maintain and keep for the duration of this Agreement and thereafter for the longer of the the [ *** ], complete and accurate records of (and adequate supporting documents and a complete audit trail for) information which is in LCH.Clearnet SA's possession or control relating to the technical performance of the Services, the monitoring activities performed as part of the Services and the surveillance activities performed as part of the Services.
Subject to any applicable Regulatory Requirements, [ *** ] one of the Parties may request the performance of an audit of the Services. The Parties will consult with each other in order to organise together this audit. The Parties will designate together an auditor in charge of performing an audit of the Services. If the Parties cannot agree on the auditor in charge of the audit, either Party may refer the issue to the Executive Committee and follow the escalation procedure set out in Article 8.5 of the Agreement.
The Parties will grant to the auditors a right of physical access (to be exercised once in a contractual year or as reasonably justified in writing) during the Parties' working hours to:

-	the Parties' sites used to deliver the Services;

-	any of the records to be retained;

-
any systems, equipment, software and data (including databases) used in or generated as a result of the provision of the Services or the performance of any other obligations under this Agreement (including systems, equipment, software or data (including databases) used in or generated as a result of the provision of security in relation to the Services); and

-	interview any personnel who are or have been involved in connection with the provision of the Services or the performance of any other obligations under this Agreement.
Subject to any applicable Regulatory Requirements, the Parties shall make available to the auditors and, if relevant, the Competent Public Authority, all relevant documents as may be necessary to carry out the audit. For the avoidance of doubt, no commercially sensitive information relating to one Party or one of its Affiliates shall be provided or otherwise made available to the other Parties, either orally or in writing, in the course of the audit.
The Parties shall provide all reasonable assistance to all persons conducting an audit under this Article 8.6. The Parties shall ensure that, during the performance of any audit conducted under this Article, the auditors comply with the Parties' health and safety and security requirements, and any other standard policies and procedures of the Parties applicable to the sites, information, systems, equipment, software, data accessed in connection with the performance of an audit.
All costs (including auditor's fees) arising in connection with any audit shall be borne by the Party requesting the audit.
The auditors and the Parties shall use their best efforts to minimise any disruption to the operations of LCH.Clearnet SA and LCH Affiliates and to the performance of the Services caused by an audit.
Following the audit and in light of the conclusions and / or recommendations made by the auditors in their reports, the Parties may [ *** ] (i) request changes to any of the Bilateral Services, or (ii) suggest enhancements to the Clearing Services and, as a consequence, (iii) request amendments to any provisions of the Service Level Annex or of the Agreement to take into account conclusions and / or recommendations made by the auditors.

9.	LIABILITY

9.1	Representations

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When entering into this Agreement, each Party represents and warrants:

(i).
that it is validly organised and that it conducts its business in compliance with all Regulatory Requirements, applicable laws, decrees, regulations and Articles of Association (or other constitutive documents) which are applicable to it;

(ii).	that it has the full authority and capacity to enter into this Agreement and that this Agreement has been duly authorised by all internal procedures or any other Competent Public Authority;

(iii).	that the persons entering into this Agreement are duly authorised to do so;

(iv).
that the entry into and performance of the Agreement do not contravene any provision of any applicable Regulatory Requirements, laws, decrees, regulations, Rules or Articles of Association (or other constitutive documents) applicable to it;

(v).	that the information and documents it provides to the other Party are accurate, comprehensive and up to date;

(vi).	that all permits, licences and authorisations necessary for the execution and performance of this Agreement relating to it have been obtained and are in effect; and

(vii).	that the Agreement relating to it constitute a set of rights and obligations which are enforceable against such Party in accordance with all their respective terms.

9.2	Liability of the Parties
Except as expressly provided in the Agreement and subject to the provisions of this Article, no Party shall be liable to any other Party for any liability, claim, loss damages and expenses of any kind or nature arising from the performance or non performance of its obligations except to the extent hereinafter mentioned and no Party shall incur any liability for any indirect, special or consequential loss or consequential damages of any kind.
Pursuant to the limits set out in this Article, each Party shall be liable to the other Parties for any direct damage which they may incur as a result of any substantial operational failure by one of the Parties that results in an interruption of the Services or as a result of any breach of a Material Obligation of this Agreement which causes a damage to the other Parties.
Pursuant to Article 22 of the Agreement, a Party shall not be liable to the other Parties for any loss due to a Force Majeure Event when the Affected Party has notified the other Parties of the occurrence of such event unless such damage could have been avoided or mitigated if the Affected Party had adequately organised the continuity of its Services pursuant to Article 4.4 of the Agreement. The Affected Party shall bring evidence to the other Parties that the Business Continuity Plan was complied with. The Affected Party shall however indemnify the Non Affected Parties for damages or indemnities that they would have to pay to third parties under the conditions set out in Article 22 of the Agreement.

10.	PROJECT DEVELOPMENT BY THE PARTIES
The Parties acknowledge that it is of key importance that each of them can bring or accommodate changes to their businesses (processed products, operating cycles and hours, working practices, IT infrastructure, processed volume, etc.) on a regular basis. The Parties therefore agree to:

•
plan and initiate new Projects via (i) an [ *** ] programme planning exercise and (ii) [ *** ] update meetings. Such meetings will also review progress of the Projects contained within the agreed programme;

-	conduct an [ *** ] capacity planning assessment ([ *** ] Capacity Plan);

-	assign staff of an appropriate level of skill and experience to participate effectively whenever agreed to the other Parties' Project effort;

-
participate in test sessions as requested by the other Parties in order to manage risk within the other Parties' Project or programmes. The precise nature and extent of the said testing is to be agreed between the Parties, within the governance structure of the Project or programme for which the testing is required;

-	communicate details in a timely manner regarding the introduction of changes to a Party's operations and IT infrastructure that may have a material impact on the other Parties' business; and

-
communicate effectively and in a timely manner regarding changes to one Party's regular operations which may affect the other Parties' operations. Such communications should be conducted typically, but not exclusively via the Operational Committee or the Programme Steering Committee.

Prior to engaging in any change of technology which would affect the Cash Clearing Infrastructure, LCH.Clearnet SA and / or LCH.Clearnet Group Limited will engage in [ *** ]. Notwithstanding the above, all Projects which involve a material evolution of the Cash Clearing Infrastructure will be discussed between the Euronext Market Undertakings and LCH.Clearnet SA pursuant to the provisions of Article 13.2 of the Agreement. LCH.Clearnet SA and / or Trading Facilities which use the Cash Common

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Services (including the Euronext Market Undertakings) may send a request to other members of the Product Advisory Group to work together on any material evolution of the Cash Clearing Infrastructure.

10.1	Projects developed by LCH Group
It is understood between the Parties that some Projects will be developed independently by LCH.Clearnet SA and / or LCH.Clearnet Group Limited for inter alia the following purposes: (a) the fulfilment of Regulatory Requirements, (b) the provision of clearing services to Trading Facilities and / or Clearing Members; and (c) the improvement of efficiency of processes and infrastructure. These Projects may, where appropriate, be conducted without the involvement of the Euronext Market Undertakings but LCH Group will inform the Euronext Market Undertakings about such Projects in a timely manner, especially where common interfaces are impacted.
When, in relation to such Project, an evolution of LCH.Clearnet SA's own technologies or infrastructure implies changes to the Trading System of the Euronext Market Undertakings and / or to the Data Point of Access, LCH.Clearnet SA shall [ *** ] unless agreed otherwise between the Parties.

10.2	Euronext Projects
The Euronext Market Undertakings may, separately or in common, send a request to LCH.Clearnet SA to work on Euronext Projects (i) when the Euronext Market Undertakings wish to initiate a Project which does not fall within the scope of Articles 10.1 or 13.2 of the Agreement, such Project being therefore not discussed within the Product Advisory Group, or (ii) if the Product Advisory Group does not support such an initiative which therefore becomes classified as a Euronext Project.
Within such request, when relevant, the Euronext Market Undertakings will include [ *** ] and the duration of such a time limitation where appropriate.
It is understood between the Parties that [ *** ] LCH.Clearnet SA’s costs associated with a Euronext Project and charged to the [ *** ] and that such Euronext Project, at a later stage, benefits another Trading Facility, the Parties agree that they shall enter into any necessary arrangements so that such other Trading Facility [ *** ] for the analysis and / or launch of the Project.
The Euronext Market Undertakings may request that [ *** ] associated with a Euronext Project (and charged to the Euronext Market Undertakings)] be subject to the condition that [ *** ] in case of late delivery of the Project by LCH.Clearnet SA (for the sake of clarity, this sharing of costs shall not be considered as [ *** ] between the Parties linked to the launch of a Euronext Project).
Following such communication, LCH.Clearnet SA will answer the request to initiate a Euronext Project [ *** ] pursuant to the Service Level Annex after being provided with available details on the Euronext Project. LCH.Clearnet SA shall send to the Euronext Market Undertakings an outline business case which may exclude commercially sensitive information, timescale, likelihood of Project going ahead, anticipated LCH.Clearnet SA resource required and anticipated costs and / or investment required.
In accordance with the Programme Steering Committee procedure described in the Service Level Annex, the Euronext Market Undertakings and LCH.Clearnet SA will then meet to discuss: [ *** ].
The Euronext Market Undertaking(s) will work with the teams of LCH.Clearnet SA in order to analyse the feasibility of the Euronext Project, the timetable, the priorities and the resources identified for the launch of the Euronext Project. If necessary, LCH.Clearnet SA and the Euronext Market Undertakings will cooperate in order to provide the Members with all necessary information on the Project, the process and its timeline in order for the Members to be able to understand and be part of the Euronext Project. The Euronext Market Undertakings will be responsible of the communication with its Trading Members on the Euronext Project whilst LCH.Clearnet SA will be responsible for informing and updating its Clearing Members.
For each Euronext Project, any specific terms of engagement will be agreed between the Parties prior to the initiation of the Project. Such terms may include, among other things, confirmation of the rights in respect of intellectual property, [ *** ].

10.3	Process
Unless provided otherwise in Articles 10.1 and 10.2 of the Agreement, the process to be followed for the launch of a new Project shall be as described hereinafter. A Party willing to launch a new Project will inform the other Parties of its intent to launch such Project. It will then send a request for quote to the other Parties providing all necessary details on the Project and the extent of confidentiality linked to the Project. The other Parties will answer the request within a reasonable time. The Parties will then meet to discuss the opportunity of the development of such Project, the contemplated financing, the staff and resources which should be allocated to this Project.
When, in relation to any such Project, an evolution of one Party's own technologies or infrastructure implies [ *** ], that Party shall bear the costs associated with [ *** ] unless agreed otherwise between the Parties or provided otherwise in this Agreement.

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11.	RISKS

11.1	Risk Committees
The general methodology for the calculation and setting of margin rates or levels for Cleared Financial Instruments traded on any of the Euronext Markets, the determination of the methodology for margining and the subsequent adaptation thereof shall be established by the Board of Directors of LCH.Clearnet SA on the recommendation of the Risk Committee of LCH.Clearnet SA.
The setting or adjustments of margin levels and methodology for margining will be decided by the Board of Directors of LCH.Clearnet SA or, when relevant, of LCH.Clearnet Group Limited on the recommendation of the Risk Committee of LCH.Clearnet SA or, when relevant, of LCH.Clearnet Group Limited.
The Risk Committee of LCH.Clearnet SA will include [ *** ].

11.2	Risks linked to the Euronext Market's Open Positions
The Parties shall always act in compliance with the Regulatory Requirements applicable to them and therefore provide their services on a fair, open, non-discriminatory and transparent basis following any requests of any Trading Facility or clearing house made to one of the Parties (notably on fees, membership criteria, service levels, provision of trade fees).
LCH.Clearnet SA shall ensure that the Euronext Markets are not exposed to any imported risks from other Trading Facilities. In order to monitor such risks linked to the clearing of the Euronext Markets and of other Trading Facilities on the same Financial Instruments, the Parties shall act as follows, subject to, and in compliance with, any Regulatory Requirements:

(i).
where a Cleared Financial Instruments is traded on both a Euronext Market and another Trading Facility and LCH.Clearnet SA also performs clearing services for this other Trading Facility, LCH.Clearnet SA shall [ *** ] of Open Positions, cross margining, offsetting, in order to ensure that [ *** ];

(ii).	as from the Commencement Date, the Open Positions in all Cleared Financial Instruments cleared by LCH.Clearnet SA for any Euronext Market Undertakings [ *** ];

(iii).
following any requests made by [ *** ], LCH.Clearnet SA should inform the Euronext Market Undertakings and, before LCH.Clearnet SA answers this request, LCH.Clearnet SA and the Euronext Market Undertakings will work together within a reasonable timeframe, on the basis of any non confidential information which can be transferred by LCH.Clearnet SA to the Euronext Market Undertakings, in order to (a) evaluate the protections, the clearing rules, procedures and legal and regulatory framework [ *** ], (b) put in place any necessary contractual arrangements between the Parties (notably on information sharing), and (c) take an informed decision, on the basis of the analysis performed pursuant to (a), within a reasonable time, on the [ *** ]; and

(iv).	no Cleared Financial Instruments traded on the Euronext Markets for which Clearing Services are performed by LCH.Clearnet SA shall be offered [ *** ].

12.	GOVERNANCE AND ORGANISATION OF THE SERVICES

12.1
The Euronext Market Undertakings shall have the right to appoint one Director to the Board of Directors of LCH.Clearnet Group Limited under the conditions set out in the Articles of Association of LCH.Clearnet Group Limited. Decisions presented to the Board of Directors of LCH.Clearnet Group Limited with respect to the following topics would require a majority vote of 75% of the non Conflicted Members entitled to vote and voting at the meeting:

(i).	reduction in the choice, access to, and operating principles of Settlement Systems relevant to the Cash Common Services;

(ii).
changes of information technology systems or developments of new information technology architectures, advancements in technologies (hardware, software, and parameterisation of these hardware and software) relating to the Cash Clearing Infrastructure; and

(iii).
allocation of costs relating to information technology systems developments (which include the costs incurred for hardware purchasing, software development, parameterisation, consultancy services, Project management, related maintenance and support services and the Clearing Members technical support services) relating to the Cash Clearing Infrastructure.

12.2
The Euronext Market Undertakings shall have the right to appoint one Director to the Board of Directors of LCH.Clearnet SA for so long as the Agreement remains in force. Following the termination of the Agreement, subject to any Regulatory Requirements, the Director appointed by the Euronext Market Undertakings shall no longer attend the meeting of the Board of Directors. Decisions presented to the Board of Directors of LCH.Clearnet SA with respect

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to the following topics would require a majority vote of 75% of the non Conflicted Members entitled to vote and voting at the meeting:

(i).	reduction in the choice, access to, and operating principles of Settlement Systems relevant to the Cash Common Services;

(ii).
changes of information technology systems or developments of new information technology architectures, advancements in technologies (hardware, software, and parameterisation of these hardwares and softwares) relating to the Cash Clearing Infrastructure; and

(iii).
allocation of costs relating to information technology systems developments (which include the costs incurred for hardware purchasing, software development, parameterisation, consultancy services, Project management, related maintenance and support services and the Clearing Members technical support services) relating to the Cash Clearing Infrastructure.

12.3
LCH.Clearnet SA and LCH.Clearnet Group Limited undertake to bring any necessary changes to the Articles of Association of LCH.Clearnet SA or LCH.Clearnet Group Limited to implement the provisions of Articles 12.1 and 12.2 of the Agreement.

12.4
LCH.Clearnet SA will not make any material change to the method for providing Services without first consulting the Euronext Market Undertakings. Prior to making any such material change to the method for providing Services, LCH.Clearnet SA will engage in a review of such changes with the Euronext Market Undertakings and participate in a joint dialogue with the Euronext Market Undertakings on the opportunity and the timing for such changes. If the Programme Steering Committee cannot reach an agreement on the opportunity of such changes, or on the best way to implement such changes, the matter should be escalated pursuant to the process described in Article 8.5 of the Agreement.

When the Euronext Market Undertakings and LCH.Clearnet SA disagree on the opportunity of such changes, or on the best way to implement such changes, the Parties should refer the matter to the Executive Committee which shall give its opinion on such change and the method for implementing such changes.

13.	PRODUCT ADVISORY GROUP
LCH.Clearnet SA undertakes to establish and maintain a committee called the Product Advisory Group which will have an advisory role within its scope, in compliance with Regulatory Requirements, in the limited domains of jurisdiction listed in Article 13.3 of the Agreement and shall be consulted by the Boards of Directors of LCH.Clearnet SA and LCH.Clearnet Group Limited on the proper, safe and efficient management of the Cash Clearing Infrastructure performed by LCH.Clearnet SA.
LCH Clearnet SA shall negotiate with the other Trading Facilities, and with the Clearing Members which use the Cash Common Services in order to involve them in the Product Advisory Group and to agree on the terms of reference of such Product Advisory Group and the conditions described below.

13.1	Composition of the Product Advisory Group
The Product Advisory Group shall be composed of permanent members representing the stakeholders using the Cash Common Services as follows:

-	LCH.Clearnet SA shall have the right to appoint one representative and shall have 10% of the voting rights;

-	the Euronext Market Undertakings shall have the right to appoint three representatives who shall have 10% of the voting rights each;

-	the other Trading Facilities which use the Cash Common Services shall have the right to appoint one common representative who shall have 10% of the voting rights; and

-
Clearing Members of LCH.Clearnet SA or clearing members of other Trading Facilities who use the Cash Common Services would have the right to elect five representatives (representing all of them) who shall have 10% of the voting rights each.

The terms of reference of the Product Advisory Group and the composition of the Product Advisory Group (number of seats and associated voting rights) above shall be reviewed by the Parties and, if necessary, be amended in order to add new permanent members representing the Trading Facilities which use the Cash Common Services and / or the Euronext Market Undertakings following the occurrence of one of the following events: (i) a material change in the percentage of volumes of each Trading Facility which is a member of Product Advisory Group (such volume being hereafter referred to as "Vtf", and the volume before the change being referred to as "Vtf(t0)", the volume after the change being referred to as "Vtf(t+1)") in the overall volume of transactions cleared in the Cash Clearing Infrastructure ("Vtotal") (a change will be considered as material if it is a change of more than 20% in the share of one Trading Facility in the overall volume of transactions cleared in the Cash Clearing Infrastructure, in other words if Vtf(t+1) ≥ Vtf(t0) + 20% x Vtotal)), or (ii) a new Trading Facility begins to use the Cash Common Services when this has an

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impact on the percentage of volumes of each Trading Facility which is a member of Product Advisory Group in the overall volume of transactions cleared in the Cash Clearing Infrastructure (when this new Trading Facility contributes to 15% or more of the overall volume of transactions cleared in the Cash Clearing Infrastructure).
From time to time, when the agenda of the meeting of the Product Advisory Group is considered by the permanent members of the Product Advisory Group to be of interest for them, non permanent members will be invited to attend the meeting of the Product Advisory Group in a non-voting capacity. Such non permanent members will be:

-	two (2) non permanent members who would be appointed by the Professional Organisations; and

-	one (1) non permanent member representing each Competent Public Authority who may be invited to attend the meeting of the Product Advisory Group.
The members of the Product Advisory Group shall appoint the relevant representatives of their respective organisations who shall attend each meeting of the Product Advisory Group.
LCH.Clearnet SA shall use its best endeavours to obtain the approval the Trading Facilities (non-Euronext Markets) listed in Annex 3 of the Agreement and of all other stakeholders who have the right to elect members in the Product Advisory Group on the terms of reference of the Product Advisory Group which will implement the provisions described in this Article 13 of the Agreement.

These terms of reference of the Product Advisory Group shall be drafted by LCH Group and be entered into by the Euronext Market Undertakings and all stakeholders within [ *** ].

13.2	Launch of new Projects by Trading Facilities of the Product Advisory Group
LCH.Clearnet SA and / or Trading Facilities which use the Cash Common Services (including the Euronext Market Undertakings) may send a request to other members of the Product Advisory Group to work together on an evolution of the Cash Clearing Infrastructure. All Projects which imply an evolution of the Cash Clearing Infrastructure shall be discussed in accordance with the provisions of this Article 13.2 of the Agreement.
LCH.Clearnet SA and all Trading Facilities wishing to initiate an evolution of the Cash Clearing Infrastructure will meet, together, if relevant, with the Clearing Members representatives of the Product Advisory Group, to discuss the opportunity of this evolution, its financing and will work on a joint business proposal to be presented to LCH.Clearnet SA. This business proposal should include as many of the following details as possible in respect of any such anticipated Project: the details on the Project itself, the initial business case, the timescale for the Project, the likelihood of the Project going ahead, anticipated LCH.Clearnet SA resources required and anticipated costs/investment required including, to the extent it is possible, costs allocation between the Trading Facilities and LCH.Clearnet SA.
The Clearing Member representatives of the Product Advisory Group will then give their advise to LCH.Clearnet SA on (i) the opportunity of the development of such evolution of the Cash Clearing Infrastructure, (ii) the contemplated financing of such Project, and (iii) the human resources which should be dedicated to such Project by LCH.Clearnet SA.
If the evolution is significant and if a decision of the Boards of Directors of LCH.Clearnet SA and / or of LCH.Clearnet Group Limited is necessary, the Boards of Directors of LCH.Clearnet SA and / or of LCH.Clearnet Group Limited shall discuss the Project during a meeting of the Board(s) of Directors. The Board(s) of Directors of LCH.Clearnet SA and / or of LCH.Clearnet Group Limited will consider whether to give their approvals to this evolution of the Cash Clearing Infrastructure and to the method and / or financing suggested by the Trading Facilities (including the Euronext Markets) based, among other things, on the opinion of the Clearing Members representatives of the Product Advisory Group.
For each Project, following the approval of the Boards of Directors of LCH.Clearnet SA and / or of LCH.Clearnet Group Limited, the Trading Facilities shall, if necessary, enter into the necessary contractual arrangements with LCH Group in order to determine the respective rights of the Trading Facilities and of LCH Group (on intellectual property rights, further developments, exclusivity, access of other venues to these new developments, etc…).

13.3	Powers of the Product Advisory Group
The Product Advisory Group shall advise the Boards of Directors of LCH.Clearnet SA and / or of LCH.Clearnet Group Limited within its scope, and in accordance with any applicable Regulatory Requirements, in various matters and shall be consulted by LCH.Clearnet SA and / or by LCH.Clearnet Group Limited on the proper, safe and efficient management of the Cash Common Services and on the following matters:

-
IT developments: changes to existing IT systems used for Cash Common Services and developments of new IT architectures for Cash Common Services, and, more generally, any change of technology which would affect the Cash Clearing Infrastructure;

-	the levels of Service and [ *** ] for the Cash Common Services; and

-
the opportunity of the development of new Projects by Trading Facilities linked to the Cash Clearing Infrastructure and, when relevant, the contemplated financing, and the human resources which should be dedicated to such Projects by LCH.Clearnet SA and / or LCH.Clearnet Group Limited.

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Any advice related to these subjects will first be discussed within the Product Advisory Group before being submitted to the Board(s) of Directors of LCH.Clearnet SA and / or of LCH.Clearnet Group Limited. Once the Product Advisory Group has reached a decision, it will send its opinion on a Project to the Board of Directors of LCH.Clearnet SA and / or of LCH.Clearnet Group Limited. For the sake of clarity, the Boards of Directors of LCH.Clearnet SA and LCH.Clearnet Group Limited have no obligation to follow the opinion of the Product Advisory Group (which shall only provide an advice), they shall however provide explanations in their decisions, when an advice was given by the Product Advisory Group, on why they did not follow such advice of the Product Advisory Group. Should the Product Advisory Group fail to meet or fail to decide on a matter falling within the scope of its powers in compliance pursuant to the terms of reference of the Product Advisory Group, the Board(s) of Directors of LCH.Clearnet SA and / or of LCH.Clearnet Group Limited will have the right to validly take a decision on this matter notwithstanding the absence of advice of the Product Advisory Group on the subject.
The Product Advisory Group shall meet (such meeting may take place by teleconference) on a [ *** ] basis following the Commencement Date or when a member of the Product Advisory Group requires that such a meeting take place by sending a request to the other members of the Product Advisory Group in order to decide on a matter within its scope.

13.4	Conflict of interests within the Product Advisory Group
Members of the Product Advisory Group will not vote on any recommendation, or shall not receive any information, where a conflict of interests exists.
A conflict of interest shall be deemed to exist when a member of the Product Advisory Group is, in any way, directly or indirectly, interested in a proposed decision with LCH.Clearnet SA because of the existence of a member's relationship with another person or with a third party provider related to the subject matter of a decision. The member of the Product Advisory Group will be considered conflicted and he shall declare the nature and extent of his interest to the other members of the Product Advisory Group before the members vote on any decisions linked to such matter.
Where there is a question as to the existence of a conflict of interest with respect to a member of the Product Advisory Group, the matter shall be determined by the other members of the Product Advisory Group prior to the relevant meeting taking place in a fair, objective and non-discriminatory manner. If it is impracticable to convene a prior meeting of the other members of the Product Advisory Group, such determination shall be made by the other members of the Product Advisory Group present at the relevant meeting acting by simple majority. The decision of the other members of the Product Advisory Group present at the relevant meeting shall be final and binding and not open to challenge by any other members of the Product Advisory Group.

14.	DATA
The Parties acknowledge and agree that all data given by a Party to the other remains the property of the Party having given such data and undertake that they shall use such data only for the purposes of this Agreement.
[ *** ].

14.1	Transaction Data
LCH.Clearnet SA acknowledges and agrees that Transaction Data are the property of the Euronext Market Undertakings and undertakes, that it will use the Transaction Data only for the purposes of providing the Clearing Services and that it will not disclose any Transaction Data to any person without the Euronext Market Undertakings' prior written approval except in accordance with Article 18.2 of the Agreement which, for the avoidance of doubt, shall apply to Transaction Data. The Euronext Market Undertakings grant LCH.Clearnet SA a royalty-free non-transferable licence to use and copy Data for the purposes of providing the Clearing Services unless such Data have been originated or created by third parties.
The Euronext Market Undertakings hereby permit LCH.Clearnet SA during the term of this Agreement to use the Transaction Data for the purposes of:

-
performing its obligations linked to Clearing Services in respect of Transactions under the Clearing Rules (including providing to any Clearing Member any information or details regarding any Transaction to which that Clearing Member is a Party and transmitting such details to third parties during the course of performing its obligations in accordance with the Clearing Rules);

-	calculation of Margins obligations and reporting to Clearing Members of the information relied upon in calculating such Margin obligations or otherwise for risk management purposes; and

-	complying with requests from a Competent Public Authority or Court of competent jurisdiction or for the purposes of commencing, or defending, any arbitration or Court proceedings.
Each Party shall indemnify the other Party against any claims raised by third parties in respect of any infringement of third party intellectual property rights, subject to the fact that the Party against whom any proceedings are brought has promptly notified the other Party in writing of the notice of the claim, proceedings for infringement or the announcement

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of such proceedings. The Party against whom any proceedings are brought provides the other Party with all information, documents, and reasonable assistance related to such claims.

14.2	Data created by third parties
When the Transaction Data transferred from the Euronext Market Undertakings to LCH.Clearnet SA were originally created or originated by a third party, (i) LCH.Clearnet SA shall acquire the right to obtain the data directly from such third party or from another provider, or (ii) the data shall be transferred to LCH.Clearnet SA (subject to any obligation of confidentiality or other limitation on disclosure applicable to a Euronext Market Undertaking pursuant to the contract with the third party) at a cost equivalent to such additional charge (if any) as the Euronext Market Undertaking incurs to a third party in respect of the right specifically to provide such information to LCH.Clearnet SA.
However, where this is likely to result in a significant new charge or increased charge to LCH.Clearnet SA, the latter shall (a) have the option to obtain the data feed or information at its own cost directly from a third party (without any liability to any Euronext Market Undertaking for the termination of existing arrangements), or (b) where the data feed or information is essential to the provision by LCH.Clearnet SA of the Clearing Services and LCH.Clearnet SA cannot reasonably obtain the information from any other source, have the right to require that the Parties meet to discuss and agree on an equitable percentage share of the new or increased cost which shall be born by each of them.

14.3	Corporate Action Data
For all matters linked to Corporate Action Data, LCH.Clearnet SA shall acquire the information directly from third parties pursuant to Article 14.2 (i). On the Commencement Date, the Parties use the same third party provider for Corporate Action Data. In case of change of third party data provider for Corporate Action Data by one of the Parties, the latter shall inform the other Parties. In case of discrepancy between the Parties on the occurrence of a Corporate Action or the content of such Corporate Action Data, the information linked to such Corporate Action published by the Euronext Market Undertakings shall prevail over other information received by LCH.Clearnet SA from other sources (most notably from the Settlement Systems) and LCH.Clearnet SA shall follow the Corporate Actions published by the Euronext Market Undertakings. Following the occurrence of a discrepancy situation in the information published in relation to Corporate Action Data linked to the settlement, where necessary, the Euronext Market Undertakings shall discuss with LCH.Clearnet SA and, where relevant, with the Settlement Systems to solve the issue in the most efficient manner in order to prevent any undue disruption of the Services.
For all matters linked to Corporate Actions, the Parties commit to cooperate on a best effort basis in accordance with good industry practice to:

-	manage, where possible, such Corporate Actions and related exceptions to reduce market impacts; and

-	coordinate answers further to potential Clearing Member's claims or queries resulting from the application of a non standardised process to a Corporate Action.

14.4	Storage of data
Each Party shall store data (including Transaction Data and Referential Data) in a manner and for the length of time required by applicable Regulatory Requirements. The Parties shall keep other Parties informed of the obligations on each part in this respect.

15.	EARLY TERMINATION

15.1	Termination Events
The occurrence with respect to one of the Parties (the "Defaulting Party") of any of the following events shall constitute a Termination Event:

(i).
a failure by a Party to perform any [ *** ] pursuant to this Agreement which failure] has not been remedied within [ *** ] following notification of default by the other Party (the "Non-Defaulting Party");

(ii).	any representation made by one of the Parties under Article 9.1 of the Agreement proves to have been incorrect in any material respect when made or ceases to be correct;

(iii).
any change in control of [ *** ] or any material part of the assets or activities of [ *** ]. It is understood between the Parties that [ *** ] shall not constitute an early Termination Event for any of the Parties (for the purpose of this paragraph (iii), the notion of "control" is to be construed in accordance with the provisions of Article L.233-3 of the French Commercial Code (Code de Commerce)). For the avoidance of doubt, a change of control of [ *** ] in any form whatsoever shall not be construed as falling within the scope of this Article 15.1(iii);

(iv).
the commencement of a prevention procedure or treatment of businesses' difficulties proceedings governed by French law, or any equivalent procedure governed by foreign law with respect to a Party, including (a) commencement of a composition procedure, (b) commencement of a safeguard procedure, (c) appointment of a receiver, administrative receiver or administrator, by the Competent Public Authority or the Courts,

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(d) commencement of a reorganisation procedure, (e) commencement of a Court-ordered winding-up procedure or any equivalent procedure to those referred to in (a) to (e);

(v).	cessation of LCH Business (notably if LCH.Clearnet SA ceases to carry on all or substantially all of its services), commencement of a voluntary winding-up procedure or any other equivalent procedure;

(vi).
any material change of technology which substantially affects the Cash Clearing Infrastructure when such change did not get a favourable opinion of [ *** ] or was not endorsed by all the relevant Competent Public Authorities;

(vii).
any regulatory change or a Competent Public Authority's written decision makes it impossible or contrary to law for the Euronext Market Undertakings to continue using the Services or for LCH.Clearnet SA to continue providing the Services for a period of [ *** ] when no changes are possible to remedy this illegality pursuant to Article 21 of the Agreement or the Parties could not agree on the necessary changes pursuant to Article 21 of the Agreement in order to take into account these changes; and

(viii).
for LCH.Clearnet SA only, the failure to perform any clearing services with respect to the other Parties [ *** ], other than such obligations arising out of this Agreement, save in the event of manifest error or unless such obligation is subject to a serious substantive dispute when this failure has not been remedied [ *** ].

15.2	Effects
Upon the occurrence of an Termination Event, the Non-Defaulting Party shall be entitled (being understood that the Non-Defaulting Party cannot give notice of the Termination Event if the Non-Defaulting Party is an Affiliate of the Defaulting Party), by notice given to the Defaulting Party specifying the Termination Event applicable, to request the termination of the Agreement pursuant to the termination procedure set out in Article 16 of the Agreement.
When a notice is sent following the occurrence of the Termination Events (i), (ii), (iii), (vi), (vii), (viii], the Parties will meet to discuss the impact of this Termination Event to see whether termination of the Agreement could be avoided. If following this consultation period of [ *** ] or any other time frame agreed between the Parties, no solution agreeable to both Parties could be found, the Non-Defaulting Party will send a new notice to the Defaulting Party specifying the Termination Event, that the Non-Defaulting Party confirms its intent to terminate the Agreement, and the early termination date for the Agreement.
A Defaulting Party will on demand indemnify and hold harmless the other Party for and against all reasonable out-of-pocket money expenses, including legal fees, execution fees and stamp tax incurred by such Party by reason of the enforcement and protection of its rights under this Agreement or by reason of the early termination of this Agreement.
The rights and obligations of the Euronext Market Undertakings pertaining to (i) the governance of LCH.Clearnet SA (pursuant to Article 10 of the Agreement), (ii) their representations within the Product Advisory Group (pursuant to Article 13.1 of the Agreement), (iii) their representations within the Risk Committees of LCH.Clearnet SA and / or LCH.Clearnet Group Limited (pursuant to Article 11.1 of the Agreement), shall remain valid and binding between the Parties only as long as the Agreement remains in force between the Parties unless these rights or obligations are set out in the Articles of Association of LCH.Clearnet Group Limited or in another agreement entered into between the Parties.

16.	TERM AND TERMINATION PROCEDURE

16.1	Termination Date
This Agreement shall terminate on December 31, 2018 if one of the Parties serves a notice of termination no later than one year before the Termination Date confirming the termination by registered letter with acknowledgment of receipt to the other Parties and unless terminated earlier pursuant to the "Early Termination" provision of this Agreement or if the duration is extended pursuant to the terms of Article 16.2 of the Agreement.

16.2	Extension of the duration of the Agreement
At the end of the initial term, unless a Party served a notice of termination no later than one year before the Termination Date confirming the termination by registered letter with acknowledgment of receipt to the other Parties, this Agreement shall remain in force unless and until this Agreement is terminated by any Party serving notice of termination to the other Parties by registered letter with acknowledgment of receipt, provided that such notice of termination must be served no later than one year before the subsequent termination date specified in the termination notice unless the Agreement is terminated earlier pursuant to Article 15 of this Agreement.
The termination of the Agreement shall not release any of the Parties from any other liability that has accrued at the time of termination and does not affect in any way the survival of any other right, duty or obligation of the Parties, which is expressly stated elsewhere in this Agreement to survive termination.

16.3	Procedure following Termination

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The Parties shall cooperate in good faith and in their common interests to meet the deadline of the Termination Date, or, if the termination occurs following an early termination pursuant to Article 16 of the Agreement, of the early termination date and to organise the most efficient and secure transfer of the Open Positions and / or the settlement of the Open Positions before the Termination Date or, if the termination occurs following an early termination pursuant to Article 15 of the Agreement, as soon as possible following the notice of early termination sent by the Non-Defaulting Party (a delay which shall not be greater than [ *** ]).
[ *** ]
During such period, the Parties commit and agree to use their reasonable endeavors:

(i).
to cooperate in good faith and in their common interests to establish an exit plan with a timetable for the transfer and / or settlement in order to meet the Termination Date or to proceed as soon as possible following the Termination Date or the early termination date;

(ii).
to ensure an orderly, efficient and safe transfer of the Open Positions to the successor clearing house designated by the Euronext Market Undertakings in respect of each Class of Cleared Financial Instruments;

(iii).	to avoid any disruption of Services in respect of any such Cleared Financial Instruments for the Euronext Market Undertakings and all Members;

(iv).
if relevant, to exchange any existing and available documentation and information that is deemed necessary by each Party, acting in a reasonable manner, for the purposes of enabling the successor clearing house to take over the clearing of the Financial Instruments, provided that LCH.Clearnet SA may license intellectual property, know-how and information to the Euronext Market Undertakings or the successor clearing house, on terms to be agreed between the Parties where such intellectual property, know-how or system information are owned by LCH.Clearnet SA;

(v).
to appoint and dedicate to the above objectives a number of officers and personnel (either internal or external to each Party) that are, in the reasonable opinion of both Parties, necessary to handle the tasks identified and to ensure a mutually satisfactory migration to the successor clearing house and / or settlement of the Open Positions; and

(vi).
to cooperate to provide Members with all the necessary information on the migration and / or settlement processes, its timeline, the collateral management, the risk policies of the respective clearing houses in order for them to be able to give their consents to such transfer.

LCH.Clearnet SA and /or LCH.Clearnet Group Limited agree that they are responsible for the own costs incurred by them for the transfer and / or settlement of the Open Positions including any expenses in relation to the negotiation, preparation, execution and implementation of such transfer and / or settlement and any costs linked to additional resources necessary for the transfer and / or settlement.
Following an early termination pursuant to Article 15 of the Agreement or an extension of the duration of the Agreement pursuant to Article 16.2 of the Agreement, the termination of this Agreement as between LCH.Clearnet SA and any single Euronext Market Undertaking shall not be equivalent to the termination of the Agreement with all the Euronext Market Undertakings.

17.	NOTICES
Save where expressly provided to the contrary under this Agreement, any notice to be given by one Party to the other under this Agreement shall be given in writing and signed by or on behalf of the Party giving it and shall be served by delivering it by hand, or sending it by pre-paid recorded delivery, special delivery or registered post (airmail if overseas) to the address or sent by facsimile to the number set out in Annex 5 of the Agreement and in each case marked for the attention of the relevant Party (or as otherwise notified from time to time in accordance with the provisions of this Article 17 of the Agreement).
Any notice so served by hand, post or facsimile shall be deemed to have been duly given:

-	in the case of delivery by hand, when delivered;

-
in the case of prepaid recorded delivery, special delivery or registered post, at 10 a.m. on the second Business Day, or in the case of airmail the fourth Business Day following the date of posting; and

-	in the case of facsimile, at the time of transmission.

18.	CONFIDENTIALITY

18.1	Each of the Parties shall, both during and after the arrangements contemplated by this Agreement have terminated:

-
keep confidential all information, whether in written or any other form, which has been disclosed to it by or on behalf of the other Party in confidence or which by its nature ought to be regarded as confidential (including, without limitation, all matters referred to in the Agreement, any business information in respect of the other Party, any information on Euronext Projects, or any Projects discussed within the Product

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Advisory Group) and not disclose any confidential information to, or discuss it with, any third party without the consent of the other Party;

-	procure that its officers, employees and representatives keep secret and treat as confidential all such documentation and information; and

-
not transfer any confidential information to any competing Trading Facility notwithstanding the role of the latter as shareholder or member of the Board(s) of Directors of LCH.Clearnet SA or LCH.Clearnet Group Limited.

18.2	The provisions above of Article 18.1 of the Agreement do not apply to information:

-
to the extent required to be disclosed by any applicable law or by any Competent Public Authority to whose rules the Party making the disclosure is subject, whether or not having the force of law, provided that the Party disclosing the information shall notify the other Party of the information to be disclosed (and of the circumstances in which the disclosure is alleged to be required) as early as reasonably possible before such disclosure must be made and shall take all reasonable actions to avoid and limit such disclosure;

-
to the extent made available to the recipient Party by a third party who is entitled to divulge such information and who is not under any obligation of confidentiality in respect of such information to the other Party or which has been disclosed under an express statement that it is not confidential;

-	disclosed to any applicable tax authority to the extent reasonably required to assist the settlement of the disclosing Party's tax affairs; or

-
published or otherwise generally available to the public, except in consequence of a wilful or negligent act or omission by the other Party to this Agreement in contravention of these obligations, or to information which the recipient Party can prove was already known to it before its receipt from the disclosing party.

18.3
Where LCH.Clearnet SA or another member of LCH Group admits a Clearing Member for the clearing of transactions executed on non-Euronext Markets, LCH.Clearnet SA and / or LCH.Clearnet Group Limited shall ensure a clear separation of records so as not to allow such member to receive information or Data concerning the Euronext Markets.

18.4
Each Party (i) acknowledges that the confidential information may constitute price sensitive information and that improper use and / or disclosure of any confidential information may give rise to breach of civil and / or criminal laws and regulations, and (ii) agrees not to disclose or use the confidential information in any such improper manner.

18.5	The provision of this Article 18 will survive termination of this Agreement for a duration of three (3) years.

19.	ASSIGNMENT AND DELEGATION
No Party shall take any actions or measures to assign, transfer, charge or otherwise deal with all or any of its rights and / or obligations under or pursuant to this Agreement or delegate the performance of any of its obligations under or pursuant to this Agreement without the prior written approval of the other Parties. Such approval may not to be unreasonably withheld or delayed.

20.	AMENDMENT

20.1	Amendments to the Agreement
No amendment to this Agreement shall be valid unless it is in writing and signed by or on behalf of all the Parties.
Notwithstanding the above, each Party may request a change to any of the Annexes through the Relationship Manager. The latter will prepare a new Annex and submit the new version of the Annex to the Executive Committee for approval. The Executive Committee is empowered, without the signature of a formal amendment, to decide to approve this modification of the Annex and the Parties agree to be bound by the decision of the Executive Committee, which shall be previously and unanimously validated and must be evidenced in a written document signed by all members of the Executive Committee (such document shall contain the content of the new Annex). Once approved by the Executive Committee, the new Annex shall replace the previous one.
Unless expressly agreed, no amendment shall constitute a general waiver of any provisions of this Agreement, nor shall it affect any rights, obligations or liabilities.

20.2	Amendment to the Rules
Each Party may at any time amend its Rules, provided that each Party shall consult with the others in respect of any proposed amendment to any part of the Rules insofar as they are applicable to the performance of Services under this Agreement owed to the Euronext Market Undertaking or that they may have an impact on the provision of the Services by LCH.Clearnet SA.

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Each Party agrees that it will not knowingly maintain or introduce any requirement binding on its Members which is reasonably likely to have a material adverse effect on the ability of any of the other Parties properly and fully to comply with their obligations under this Agreement, unless such amendment is required by the Party’s Competent Public Authority or to fulfil legal or taxation requirements.
If a Party becomes aware that any part of its rules (Market Rules or Clearing Rules), or procedures is materially inconsistent with any provision of the other Parties’ documentation, it shall notify the other Party and the Parties shall cooperate to make the necessary amendments to remove the inconsistencies.
It is understood between the Parties that each Party may make the changes which are necessary if required to do so to comply with any Regulatory Requirement or any valid requirement of any Competent Public Authority with jurisdiction over it or authority to regulate its business activities.

21.	CHANGE IN LAW
The Parties agree that in the hypothesis where a new law or regulation would be enacted, or the interpretation of any existing laws or regulations would change, which would render any of the provisions of the Agreement illegal, in whole or in part, the Parties agree to meet within thirty (30) Business Days in order to discuss any amendments to the Agreement which would be rendered necessary in order to take into account these evolutions and to render such provision legal.

22.	FORCE MAJEURE EVENT
If a Force Majeure Event occurs or is in danger of occurring, the Party affected by this Force Majeure Event (the "Affected Party") must promptly notify the other Parties (the "Non Affected Parties") of the cause of the delay or non-performance and the likely duration of the delay or non-performance.
The Affected Party must use reasonable endeavours to limit the effect, delay, non performance or detrimental consequences for the Non Affected Parties resulting from these circumstances. Pursuant to Article 4.4 of this Agreement, the Parties shall organise in order to be constantly ready to manage effectively the occurrence of any major, sudden and exceptional event affecting concurrently or separately either Party's ability to conduct effectively its business functions or LCH.Clearnet SA’s ability to perform the Services.
Following the occurrence of a Force Majeure Event, the Parties shall meet as soon as possible in order to seek to resolve the issue to limit as much as possible the detrimental effects for the Non Affected Party.
No Party shall be liable to the other Parties for any delay or non-performance of its obligations under this Agreement arising from any Force Majeure Event when it has notified the other Party. The Affected Party shall however indemnify the Non Affected Parties for damages or indemnities that they would have to pay to third parties as a consequence of delay or non performance.
If performance is not resumed within thirty (30) days after the notice of the Force Majeure Event was sent, the Non Affected Party may terminate this Agreement immediately by written notice to the Affected Party.

23.	FEES
[ *** ].
These new Clearing Fees will be applicable from the Commencement Date until the termination date of the Agreement unless agreed upon between the Parties.

24.	CONFLICTS OF INTERESTS
The members of the Boards of Directors of LCH.Clearnet SA and LCH.Clearnet Group Limited and the members of the Risk Committee of LCH.Clearnet SA and of LCH.Clearnet Group Limited will be subject to relevant conflicts of interests provisions of either (i) the Articles of Association of LCH.Clearnet Group Limited or (ii) the Règlement Intérieur of LCH.Clearnet SA (see the relevant conflict of interest provisions contained in the Articles of Association of LCH.Clearnet Group Limited as of the Commencement Date attached as Annex 9 of the Agreement; the same provisions are reflected in the Réglement Intérieur of LCH.Clearnet SA).

25.	MISCELLANEOUS

25.1	Language
Unless it is required otherwise by any Regulatory Requirements or by any Competent Public Authority, all communications between the Parties including notices, emergency support contacts, documentation, reports and other written papers, or emails between the Parties are to be drafted in English unless otherwise agreed between the Parties or their employees.

25.2	Legal Relationship

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Nothing in this Agreement shall constitute or be deemed to constitute a partnership or joint venture between the Parties nor shall anything in this Agreement constitute or be deemed to constitute any Party the agent of any of the other Parties for any purpose.

25.3	Entire agreement and compliance with the Annexes
This Agreement, including the Annexes hereto, sets out the entire agreement and understanding between the Parties in respect of the subject matter of this Agreement.
The Parties shall, in providing each of their obligations under this Agreement, comply with the terms of each Annex, which form part of the Agreement.
Each Party acknowledges that in entering into this Agreement it is not relying upon any pre-contractual statement, other than the Cash Clearing Head of Terms, that is not set out in this Agreement. In relation to the subject-matter of this Agreement, except in case of fraud, no Party shall have any right of action against any other Party arising out of or in connection with any pre-contractual (draft, agreement, undertaking, representation warranty promise, assurance, statement, including the Cash Clearing Head of Terms) except to the extent that it is repeated in the Agreement.

25.4	Severability
If any provision of this Agreement is held to be invalid or unenforceable, then such provision shall (so far as invalid or unenforceable) be given no effect and shall be deemed not to be included in this Agreement but without invalidating any of the remaining provisions of this Agreement unless this provision is of a material nature.
The Parties shall then use all reasonable endeavours to replace the invalid or unenforceable provisions by a valid and enforceable substitute provision the effect of which is as close as possible to the intended effect of the invalid or unenforceable provision.

25.5	Waivers
No failure or delay by any Party in exercising any right or remedy provided by law or pursuant to this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

25.6	Governing Law
This Agreement and all non-contractual or other matters or obligations arising out of or in connection with it shall be governed by, and interpreted in accordance with, French law.

25.7	Jurisdiction
Any dispute arising from or connected with this Agreement, including a dispute regarding the existence, validity or termination of this Agreement, or the consequences of its nullity, will be submitted to the exclusive jurisdiction of the Paris Commercial Court.

Signed in 8 originals.

For the Parties within LCH Group

________________________ LCH.CLEARNET SA Signed by: Title: Date:	________________________ LCH.CLEARNET GROUP LIMITED Signed by: Title: Date:

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For the Euronext Market Undertakings.

________________________ EURONEXT BRUSSELS S.A. / N.V. Signed by: Title: Date:	(1)________________________ (2)________________________ EURONEXT AMSTERDAM N.V. Signed by (1): Signed by (2): Title (1): Title (2): Date:
________________________ EURONEXT PARIS S.A. Signed by: Title: Date:	________________________ EURONEXT LISBON – SOCIEDADE GESTORA DE MERCADOS REGULAMENTADOS S.A. Signed by: Title: Date:

________________________ LIFFE ADMINISTRATION AND MANAGEMENT Signed by: Title: Date:

ANNEX 1 – SERVICE LEVEL ANNEX

1.	CASH OPERATIONS

1.1	Transaction management and transaction data management
All exchange of information and Service Level Targets related to Transaction Management and Transaction Data management are listed in Appendix 1A.
Technical description of the systems, protocols, communication processes and associated measurement methods supporting those business functions for EMUs are described in Appendix 1B.

1.1.1	Transaction management
The Service of Transaction Management consists of a number of tasks, which are described below:

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•	Transaction Data collection is the process by which LCH.Clearnet SA collects Transaction Data (trade messages or files) that are transmitted by the EMUs;

•
Transaction Data recording is the process by which LCH.Clearnet SA records in the Cash Clearing Infrastructure the Transaction Data received from the Trading System, such as described in the Clearing Rules;

•
Transaction Data creation and reporting is the obligation, following the exercise of an option by a Clearing Member on the Euronext Continental Derivatives Markets to send messages to the relevant EMUs;

•
Transaction Data deletion is the process by which trades recorded in the Cash Clearing Infrastructure are deleted following an automatic or manual action following an express request from any EMUs, and in accordance with the Clearing Rules;

•	Transaction Data storage is the process by which LCH.Clearnet SA archives historical Data regarding all trades processed; and

•	Transaction Data retrieval is the process by which LCH.Clearnet SA renders available to the EMUs the complete details of Transactions Data recorded and stored.

1.1.2	Product reference information and miscellaneous data

•	The EMUs provide LCH.Clearnet SA with the Referential Data relating to Cleared Financial Instruments.

•	The Parties shall have the resources available and point of contact to manage in the shortest timeframe issues or errors related to Referential Data.

•
The EMUs provide LCH.Clearnet SA with all the documentation they disseminate to their Trading Members related to changes to Referential Data. LCH.Clearnet SA shall not modify the information set out in the Referential Data pursuant to a separate market data agreement.

•
LCH.Clearnet SA has to offer Clearing Services to new Financial Instruments [ *** ] after being requested to do so by an EMU. LCH.Clearnet SA takes into account addition, deletion, and modification of the said Financial Instruments in its Cash Clearing Infrastructure in a way that is coordinated with the EMU's actions. If there is an error in the Referential Data, LCH.Clearnet SA will contact the EMUs for confirmation upon becoming aware of the error. However, and for the avoidance of doubt, the Parties acknowledge that LCH.Clearnet SA assumes that Referential Data are correct and that it can therefore fully rely on it.

•	LCH.Clearnet SA may ask the EMUs to suspend the trading of a Cleared Financial Instrument in case of error in the Referential Data affecting:

•	Financial market

•	Trading currency

•	Lot size

•	Guarantee indicator

•	Quotation security group (if financial market is wrong)

•	Security type (if main securities type is wrong).

•
LCH.Clearnet SA may ask EMUs to send new Referential Data relating to the Cleared Financial Instrument without its suspension for trading in case of error in the Referential Data affecting one of the followings:

•	CSD

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•	Clearing currency

•	Nominal currency

•	Quotation security group

•	Security type.
If the EMUs agree with the interpretations of LCH.Clearnet SA it shall send the new Referential Data pursuant to its [ *** ] and to the extent the request from LCH.Clearnet SA is received at [ *** ].

•	Trade cancellation
Should an EMU request the cancellation of Transactions registered within the Cash Clearing Infrastructure [ *** ] the specific procedure defined by the Parties in the Appendix 1C shall apply.

1.2	Incident and Serious Incident Management
The Parties have internal dedicated Incident Management and escalation procedures and agree to cooperate to resolve and manage Incidents and Serious Incidents. It should be noted that even if an Incident is not similarly qualified by the Parties, they undertake to dedicate the required resources to manage and solve the Incident. For any request or verification regarding the normal service provision not related to an Incident or Serious Incident, the Parties shall contact each other directly outside Incident or Serious Incident procedure.
Depending on the severity of the Incident, 3 specific processes for managing Incidents and Serious Incidents are defined:

•	Incident Management: managed under business as usual processes

•	Serious Incident Management ("SIM")

•	Crisis Management under each Party’s Business Continuity Plan

1.2.1	Incident Management
When LCH.Clearnet SA or EMUs identify an Incident which potentially impacts the other Parties: [ *** ]

•

•
Any Incident can be escalated into Serious Incident depending on the evolution of the situation.

1.2.2	Serious Incident Management ("SIM")

1.2.2.1	General principles

•
The objective of a SIM process is to facilitate the restoration of normal Service operations as quickly as possible and to minimize risks and impacts on business operations of the Parties, thus ensuring that the best possible levels of Service (quality and availability) are maintained under the circumstances due to the Serious Incident.

•
All discussions and exchange of information occurring in the course of the SIM are strictly confidential and cannot be shared with third parties (including Members but excluding subcontractors used by each Party to provide their respective services) not authorized to be part of this process.

•	The SIM can be invoked [ *** ]

•	Any Serious Incident can be escalated to Crisis Management depending on the evolution of the situation.

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1.2.2.2	Escalation process between the Parties

•	As per internal processes, the Party impacted by a Serious Incident or unusual market events (failure of a Trading Member, high volatility, volume peaks…) triggers its escalation procedure.

•	Depending on the Incident type and impacts, the impacted Party shall alert as soon as possible the other Party:
[ *** ]

•

•

•	During all the time of resolution of a Serious Incident and until the return to normal trading / clearing conditions:

•	Both Parties are kept informed through the communication channels described herein.

•
Both Parties shall have the required resources available for the resolution of the Serious Incident and work together until return to normal market / trading conditions and the Service is fully restored.

•	When the Serious Incident is resolved, the SIM process is ended.

1.2.3	Escalation process: Crisis Management
If required by the circumstances, either Party may choose to escalate from SIM to Crisis Management. The Party deciding to invoke Crisis Management must notify the other Party [ *** ] through the usual communication channel.
The participants of the crisis management team of both Parties shall then meet, either physically, via teleconference or via videoconference, no later than [ *** ] after the Crisis Management has been invoked.
The participants will decide on the respective corrective actions to be taken by each Party and, if necessary, on external (e.g. Competent Public Authorities, Members) communication to be performed. They will also decide on subsequent meetings and when necessary on the conditions to terminate the Crisis Management.

1.2.4	Activation of Business Continuity Plan ("BCP") or Disaster Recovery Plan ("DRP")
Should either Party decide to activate its BCP or DRP, it shall notify [ *** ], and provide estimates of the likely impacts on Services, as well as an estimate of the timeframe before restoration of normal Services.

1.3	Service Level [ *** ] reporting
Each [ *** ] LCH.Clearnet SA shall prepare a report measuring the Services in accordance with the template report in Appendix 5A and with Appendix 1A.

1.4	System capacity planning
LCH.Clearnet SA shall ensure that its IT infrastructure has at all times sufficient capacity and processing capability to meet the EMUs’ requirements.
By [ *** ], the Parties agree on the level of capacity and the Executive Committee approves the [ *** ] Capacity Plan.
Appendix 1A of this Service Level Annex ("SLA") indicates the level of capacity currently supported. In 2013, LCH.Clearnet SA will work jointly with the Euronext Market Undertakings to define an approach and subsequently engage into a Project to increase the peak capacity of the Cash Clearing Infrastructure from [ *** ] as soon as technically feasible after the entry into force of the Agreement. Each Party will [ *** ] to adapt, change, up-grade and perform all necessary actions to their respective systems to effectively implement the capacity increase.

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2.	MEMBERSHIP
The Parties shall cooperate for the on-boarding of new TMFs and the subsequent actions required in case of modification of their clearing set up. The Parties shall also cooperate to manage the suspension and/or termination of one of their respective Members, whether voluntary or following a default.
Service hours: 9:00am to 6:00pm CET on each Business Day except local bank holidays.
Weekly follow up: by conference call, managed by the EMUs to address any pending Membership files listed in the file prepared by the EMUs in advance of the conference call.

2.1	Creation of a new TMF and extension of trading activities of a TMF
The creation and extension of activity of a TMF are subject to a common procedure, with the exception of the timeframes which can be shorter in case of Extension of activity.
For the avoidance of doubt, "Extension of activity" shall mean the addition of a Euronext Market to the trading capacity of a current TMF.

2.1.1	Procedure for configuration on test environment
Following the approval by the relevant EMU’s Board of Directors when it is a creation or the receipt of a request for extension of activity from the TMF, the EMUs shall send to LCH.Clearnet SA a Request for configuration on test environment (See Appendix 2A of the SLA).
Upon receipt of the Request for configuration, LCH.Clearnet SA shall obtain from the Clearing Member the configuration parameters of the TMF including the account structure document which is required for the test environment configuration.
LCH.Clearnet SA will use its best endeavours to receive the information from the Clearing Member within [ *** ]. If LCH.Clearnet SA cannot obtain the required information, it shall inform the EMUs, during the next [ *** ], of the reasons for this lack of information.
LCH.Clearnet SA’s Membership department shall send the TMF notification (see Appendix 2B) to EMUs and to LCH.Clearnet SA’s Operations Department:

•	LCH.Clearnet SA’s Operations department shall configure the Cash Clearing Infrastructure to be effective on the next [ *** ] ("Green light").

•	Once the EMUs have received the Green light, the EMUs shall open the trading authorizations of the impacted TMF.
From [ *** ], the Cash Clearing Infrastructure of LCH.Clearnet SA and the Trading System of the EMUs will be configured, offering a test environment to the new TMF to carry out end-to-end tests (from order entry to settlement), generating no anomalies in post-trading systems.
The testing being mandatory pursuant to the Market Rules, LCH.Clearnet SA undertakes to perform any end to end (from order entry to settlement) test requested by the Clearing Members on the test environment - with each new TMF.

2.1.2	Procedure for configuration on the production environment
Once all required tests have been performed to the satisfaction of the EMUs and that LCH.Clearnet SA has confirmed the receipt of all required documents, i.e. Declaration of Compliance Clearing, Power of Attorney and/or the Declaration of compliance Settlement (if applicable), a go live date on the production environment will be proposed to the TMF.
The configuration process on both test and production environments is summarized as follows:

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Action Environment	Creation of a new TMF	Extension of a current TMF
EUA	Configuration in Cash Clearing Infrastructure within [ *** ] upon receipt of Account Structures	Configuration in Cash Clearing Infrastructure within [ *** ] upon receipt of Account Structures
Production	Confirmation of the go live date: o with at least [ *** ] o on [ *** ] o to the extent LCH.Clearnet SA has received the confirmation from the Clearing Member
Confirmation of the go live date:
o    with at least [ *** ], if additional information are required
o    within, [ *** ] at least if it is standard
o    on [ *** ]
o    to the extent LCH.Clearnet SA has received the confirmation from the Clearing Member

2.2	Change of Clearing Member
This process is only managed between LCH.Clearnet SA and the involved Clearing Members.
Upon receipt of the official documents provided by the relevant Clearing Members, LCH.Clearnet SA sends a TMF Notification to EMUs with the details for the change (including the name and member ID of the new Clearing Member), the list of the impacted markets and the expected effective date of the change.
Thanks to this input, the EMUs are able to update its/their Trading Members database in due time.

2.3	Suspension of TMF

2.3.1	Planned by anticipation, upon request of a TMF or a Clearing Member

2.3.1.1	Partial Suspension
Upon request of a TMF to suspend its trading activities on one or several Euronext Markets, the relevant EMUs shall send a [ *** ] to [ *** ].
Upon request of a CMF to suspend a clearing sponsorship link with a TMF, LCH.Clearnet SA shall [ *** ].
Then, a [ *** ] to remove the impacted trading authorisations in due time. The EMUs manage the update of the trading access will be managed on [ *** ].
The EMUs issue a Membership Announcement (see Appendix 2C) indicating the status of the TMF as from the TMF date of suspension.

2.3.1.2	Global Suspension
Upon request of a TMF to suspend its trading activity on all Euronext Markets, the EMUs send a [ *** ]. Upon request of a CMF to suspend a clearing sponsorship link with a TMF, LCH.Clearnet SA shall [ *** ].
A global suspension request will terminate the TMF trading activity. This termination of activity will either be managed through a definitive termination of membership or considered as an inactive membership on Euronext Markets, kept for marketing purposes or for activity on another market for which no post-trading services are required. However, LCH.Clearnet SA will not de-configure the suspended TMF from the Cash Clearing Infrastructure as long as Open Positions belonging to the TMF remain registered within the Cash Clearing Infrastructure under the CMF’s account structure. In any case, upon a global suspension, EMUs shall issue a Membership Announcement to confirm the status of the TMF as from its date of suspension.

2.3.2	Emergency TMF suspension

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2.3.2.1	TMF Default
Upon confirmation by the TMF, or as per a public information confirmed by the impacted TMF of Default of a Trading Member (bankruptcy filing or equivalent procedure), the EMUs shall send to LCH.Clearnet SA [ *** ]. EMU shall purge the order book and then suspend trading authorisations.
Upon receipt of the TMF De-Configuration form, LCH.Clearnet SA shall: [ *** ].
EMUs shall issue a Membership Announcement to confirm the status of the TMF as from this date of suspension.

2.3.2.2	Clearing Member Default
See Joint Default Procedure in Appendix 2E.

2.4	Database management
Each Party maintains an up-to-date TMF and Clearing Member database. Each Party undertakes to maintain consistency between the Member databases for all information that are of common interest, including Member codes.
The Parties agree that the EMUs have signed a contract with Euroclear Group dedicated to the codification of the TMF. The TMF codes are provided to LCH.Clearnet SA through the TMF Configuration Form (see Appendix 2D).
The Parties commit to include accurate Members code in all exchange of documents.
The EMU’s membership Database is updated with LCH.Clearnet SA through regular meetings:
[ *** ] follow up, by conference call with LCH.Clearnet SA and EMUs.
[ *** ] checks: if necessary, by conference calls and/or exchange of e-mails on the basis of the extract of LCH.Clearnet SA database, provided by operations department on a [ *** ] basis

2.5	Freeze periods
In specific circumstances, LCH.Clearnet SA may decide that its test and production environments will not be updated for a specific period of time (Freeze period). This may then prevent LCH.Clearnet SA to provide the EMUs with the Services related to the membership administration process. This decision will not affect the Services to be provided in case of request for emergency suspensions and for all processes associated with the joint default procedure.
Freeze periods should not exceed :

-	for the production environment: [ *** ]

-	for the test environment: to be agreed between the Parties for each Project
The Service Level Target associated with the addition amendment or removal of Clearing Members and/or TMFs will be suspended for the duration of all freeze to the extent the freeze period has been agreed between the Parties.
The Clearing Members shall be notified of any freeze period at least [ *** ] in advance with all required information (e.g. info flash and all information sent to Clearing Members).

2.6	Membership Service Level [ *** ] reporting
The [ *** ] Service review will report on the various timeframes within this chapter including:

•	Deadlines for go live dates

•	Deadlines for receipt of inputs for test environments

•	Feedback on the non-received clearing inputs

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•	Feedback on the [ *** ] end-to-end tests undertaken by LCH.Clearnet SA

3.	PROJECTS

3.1	Projects organisation and governance

3.1.1	Types of Projects and BAU activity
Projects are related to infrastructure, business development or Regulatory Requirements (which may include mandatory audits). However some initiatives may not be categorized as Projects by the Parties as they may only have a Business as Usual impact ("BAU").
For purposes of this section BAU is defined as an initiative:

•	having no [ *** ] e.g. no system impacts other than adding or updating) Cleared Financial Instruments (following Corporate Actions); and

•	requiring no software changes from LCH.Clearnet SA; and

•	incurring no [ *** ].
Should the Operational Committee assess that a BAU request may impact the other Parties, this request shall be discussed at the Programme Steering Committee.
The various communication channels for each category of Projects are described in the following matrix:
Project types and relevant contacts:

PROJECT TYPES	EMUs	LCH.CLEARNET SA
Infrastructure Projects	Head of Projects	Head of Projects, Head of IT, Business Contact
Product development Projects	Head of Projects	Head of Project, Head of IT, Business Contact
Regulatory Projects	Head of Projects	Head of Projects, Head of IT, Business Contact
BAU for EMUs requiring Project from LCH.Clearnet SA	Head of Operations and Head of Projects	Head of Projects, Head of IT, Business Contact
BAU for LCH.Clearnet SA requiring Project planning from EMUs	Head of Operations and head of Projects	Head of Projects, Head of IT, Business Contact
When the Operational Committee reaches the conclusion that a request is not BAU, the EMUs expect that the Operational Committee ensure that Operations on both sides are made aware of it and inform the Programme Steering Committee that this request should be treated as a Project. Within 5 Business Days, LCH.Clearnet SA is expected to provide information / explanation to the EMUs on why it is not BAU or why LCH.Clearnet SA needs more time before coming back on the request.
For the sake of clarity, requests for changes regarding the [ *** ], do not need to be notified to the Programme Steering Committee, such a request being BAU.
Should LCH.Clearnet SA believe a Financial Instrument does not [ *** ] parameters listed above: :

•	LCH.Clearnet SA shall notify the Programme Steering Committee of this assessment and provide the Programme Steering Committee with objective criteria justifying its decision;

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•	the EMUs may give additional information or clarification if its believes that the assessment was not made based on relevant information or due to lack of relevant information;

•	the EMUs shall provide further information or clarification;

•	If the Parties continue to disagree either Party may trigger an escalation procedure to the Executive Committee for decision;
In case the request for the clearing of [ *** ] is not addressed by the existing Risk policy and/or if an opinion of LCH.Clearnet SA’s Risk Committee is required, LCH.Clearnet SA shall present the request to the Risk Committee and shall provide feedback to the EMUs within a maximum period of [ *** ] following the day on which a complete request is addressed to LCH.Clearnet SA.

3.1.2	Programme Steering Committee
The Programme Steering Committee will meet [ *** ] to track status of existing Projects and manage any issues which may arise out of initiating or implementing a Project. The Programme Steering Committee is chaired by the EMUs Head of Projects who will organise meetings and agendas.
The meeting will have a standard agenda which is expected to include notably, but not exclusively, the following topics:

•	High level status review of all ongoing Projects along with their impacts (if any) on Services;

•	Review of risks or issues which are significant from a Project perspective and identification of any corrective action if required;

•	Any material changes arising in respect of the existing programme plan, including the relative prioritisation of Euronext Projects;

•	Any new initiatives/proposals which may have emerged since the previous Programme Steering Committee meeting.
Details concerning the above-mentioned changes may be shared and discussed ahead of the meeting, and progressed between the [ *** ] meetings.
Updates and information regarding the scope, risk and issues of the Projects are reported in the Programme Steering Committee. The Parties agree to exchange any relevant information of urgent or material nature as soon as it arises and which may impact any Project reviewed as part of the Programme Steering Committee.
The Programme Steering Committee is composed of:

•	the Head of Programmes of each Party responsible for the overall Projects initiated and implemented with the other Parties;

•	Project managers required for Project specific discussions; and

•	The Relationship Managers and Business Contact(s).
Each Party will ensure that its representatives attending the Programme Steering Committee have the appropriate level of knowledge and seniority to take decisions. The Programme Steering Committee may take place even if not all members are present as long as at least a duly representative of Project on both sides (LCH.Clearnet SA and the EMUs) is present.

3.1.3	Escalation Process
The Programme Steering Committee will review all outstanding issues and risks related to on-going and planned Projects as identified in the pre-meeting agenda. If issues are not resolved in a satisfactory manner, each Party might request the resolution of the issue by the Executive Committee.
Once a material issue has been identified and recorded as being unresolved, the Parties will make their best efforts to find an acceptable solution within 2 weeks. If the Parties come to the conclusion that they are

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unable to resolve an issue, they will send a request to the Executive Committee who will need to respond within a period of 2 to 4 weeks depending on the severity of the issue.
If the Executive Committee is not able to resolve the issue the escalation procedure described in the Agreement will be followed.

3.1.4	[ *** ] Capacity Plan
The Parties agree to adopt an [ *** ] Capacity Plan which enables them to plan the resources and timetables for key Projects and initiatives.

•	End of September, the EMUs shall provide a list of initiatives with an impact on Clearing Services;

•	End of September, LCH.Clearnet SA shall provide a list of initiatives which may impact the EMUs;

•
End of October, the EMUs will provide information on the practical impact of Projects initiated by LCH.Clearnet SA on its business and identify whether they can be accepted, whether more details are needed or whether escalation is needed;

•
End of October, LCH.Clearnet SA will provide feedback on the list of key initiatives for the forthcoming year and available resources to enable the Parties to agree on a list of Projects planned to be undertaken in the forthcoming year;

•	In November an update will be provided reflecting the result of the Project planning for the forthcoming year based on the actual budget and planning outcome at the EMUs; and

•
The exchange of information in September, October and November is made through the Programme Steering Committee and is presented in November to the Executive Committee for validation (including the order of priority between Euronext Projects and Projects initiated by LCH.Clearnet Group Limited and their respective impacts).

Any adjustments to the [ *** ] Capacity Plan for Projects and additional Projects will be decided and agreed upon between the Parties by the Programme Steering Committee. If the Parties consider that the additional Projects are material or may impact the order of priority validated by the Executive Committee, the latter will be required to review these changes as soon as possible (and in any event, a period which shall not, unless otherwise agreed between the Parties, be longer than [ *** ] starting from the date when LCH.Clearnet SA has received all available information) on the basis of the information required by LCH.Clearnet SA and listed in the paragraph 3.2.1 of the Service Level Annex. If needed, the Executive Committee will hold an exceptional meeting to address this issue and consider the next steps.

3.2	Project phases

3.2.1	Initiating Projects
The same process for initiating a Project applies whether the Project has been approved in the [ *** ] Capacity Plan or is a new Project.

3.2.1.1	High level feasibility check
Prior to initiating a Project and dedicating any resource, the Parties may want to request a high level feasibility check:

•	The EMUs shall initiate a high level feasibility request by sending an email to the members of the Programme Steering Committee with, to the extend they are available, the following information:

1.	General business model and/or description of the change

2.	Financial Instruments: characteristics (type of Financial Instruments and Corporate Action), trading flows (including Transaction Data and Referential Data)

3.	Information on Trading Facilities: including but not limited to trading session features (including opening hours), trading flows and other relevant information

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4.	Position management: additional constraints (Segregation...)

5.	Settlement: additional constraints

6.	Interfaces changes
LCH.Clearnet SA may request additional information which, if readily available, shall be delivered within 10 Business Days from the date the high level feasibility check has been requested.
When LCH.Clearnet SA provides timelines on when it expects to come back it may indicate that the feedback will be provided within more than [ *** ], LCH.Clearnet SA undertakes to provide a confirmation of the follow-up including timelines.
Following completion of the information exchange process and definition of the scope of the contemplated Project, LCH.Clearnet SA will provide on a proactive basis regular updates to EMUs regarding all on-going actions carried out within LCH.Clearnet SA.
LCH.Clearnet SA shall provide the following answers regarding the high level feasibility checks within [ *** ] following completion of the high level feasibility check:

1.	whether the change is feasible and pursuant to which conditions;

2.	if the change would have an impact on LCH.Clearnet SA;

3.	impact assessments of the change (large/medium/small) on other systems used to provide the Services, on security and business continuity, on human resources necessary to support the business;

4.	the above information will be used to decide whether the Project will be initiated;

5.	whether a cost should be borne by the EMUs.
When the above phase is completed, the Parties should be in a position to issue a document including the following elements:

•	Summary of the impact analysis performed

•	Rough costs estimates

•	Key elements of the business case

•	High Level planning
Then the Programme Steering Committee will decide on the opportunity to launch the Project which shall however be further approved by the respective decision making body of both Parties.

3.2.1.2	Project initiation
EMUs shall initiate a Project by submitting a Project initiation form to the members of the Programme Steering Committee (Template of the Project request template form can be found in Appendix 3A). The date of submission of the filled form shall be considered as the Project initiation date.
LCH.Clearnet SA shall acknowledge receipt of the request and revert by requesting any necessary or missing information within [ *** ] following receipt of the project initiation form.
As from the reception by LCH.Clearnet SA of the whole list of documents and information requested (subject to availability), LCH.Clearnet SA shall provide the EMUs with its final decision answers regarding the impacts, costs, and planning of the Project within a [ *** ].

3.2.1.3	Project costing methodology

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As a principle, LCH.Clearnet SA shall use its best efforts to make resources available to carry out feasibility studies requested by the EMUs. If it is impossible for LCH.Clearnet SA to allocate necessary resources to a new Project, LCH.Clearnet SA should provide explanations to the Programme Steering Committee on this impossibility. LCH.Clearnet SA shall estimate the amount of investment it will need to develop and carry out these Projects.
Based on these estimates, LCH.Clearnet SA shall obtain internal approval to proceed with the Project.
LCH.Clearnet SA may consider that its proposed business case based on the assessment of costs and benefits does not allow LCH.Clearnet SA to recoup its investment and requires that the EMUs contribute to the investment costs of such a Project.
In such cases, LCH.Clearnet SA shall identify the costs that should be borne by the EMU in order to go ahead with the Project. In such a case it is requested that:
Such feedback is provided by LCH.Clearnet SA, in order to enable EMUs to include such costs into the overall review of feasibility / ROI of the Project;
If the Project is not defined in the road map shared with LCH.Clearnet SA before annual budget allocation, [ *** ] will be required by LCH.Clearnet SA, from the reception by LCH.Clearnet SA of the list of available documents and information requested to provide the feedback to EMUs identifying if additional costs would be associated with the request.
The feedback from LCH.Clearnet SA shall include:

•	the key factors and assumptions used to build the Business case by LCH.Clearnet SA, which lead to the proposal for the EMUs to bear the Project costs; and

•	the estimated costs and the detailed breakdown of the costs & resources proposed to be allocated to the EMUs’ Project.

3.2.1.4	Change Request to on-going Projects
Change request for Projects which are already on-going, with committed Planning, Cost and resources, is delivered to the Programme Steering Committee by submitting the Change Request (CR) form. Template of the form can be found in Appendix 3B.
Request for change should be properly documented in a timely manner. Responses should be provided within a maximum of [ *** ] in case of material requests requiring additional feasibility studies and [ *** ] for non-material requests.

3.2.2	Implementing a Project

3.2.2.1	Priorities and timelines
Priorities and timelines are defined in the [ *** ] Capacity Plan and may be modified through the Programme Steering Committee.
LCH.Clearnet SA shall make its best efforts to meet those pre-identified timelines and allocate appropriate and sufficient resources.
LCH.Clearnet SA shall treat any EMUs request for initiating a Project in a fair and equitable manner and shall not treat Euronext Projects in a less favourable way than Projects initiated by other Trading Facilities (notably as to resources allocated and timeframe).
During the implementation, should LCH.Clearnet SA change the resources allocated, LCH.Clearnet SA shall report to the Programme Steering Committee and in those cases where the resources were charged to the EMUs, LCH.Clearnet SA should provide a report on costs and timelines of these costs.
If the Parties disagree on resource allocation and on the Project timetable, the Programme Steering Committee shall escalate the issue to the Executive Committee in accordance with Article 8.5 of the Agreement.

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3.2.2.2	Individual Project management
The Parties shall appoint individual Project managers for each Project. The Project managers shall manage the Project in accordance with the Party’s Project methodology and are responsible for the Project deliverables, allocating roles and responsibilities and managing risk and issues.
The Project manager shall be available and the Parties ensure that appropriate back up and continuity is in place in case of absence for more than a week of a Project manager on a specific Project or during identified Project milestone and critical dates, which are identified ahead of time. Should such case arise it is expected that the Party:

1.	notifies the corresponding Project manager of the other Party, and

2.	if requested by the other Party provides for a replacement Project manager for the time of absence.

3.2.2.3	Testing
As from the Commencement Date, the Parties will inform each other of the availability of the EUA platform (including business hours).
In the course of the 2013, EMUs commit to decide on a plan to improve the stability of their EUA test environment including the reporting to LCH.Clearnet SA. This plan shall be discussed and followed up within the Programme Steering Committee and be treated as a Project. During the consultation on this Project, the Parties will discuss the proper functioning of the EUA platform, and will ensure that the necessary tests of the changes introduced have been successfully performed prior to releasing into production environment. During this discussion, the Parties will discuss the IT SLA that the EUA platform has to achieve and define the technical SLA that will apply.
In case of Projects, that are Euronext Projects for the EMUs only, LCH.Clearnet SA commits to provide relevant regression testing to ensure adequate running of the testing in EUA, valid green-light for production, and ensure continuous operational and functional availability and running of the Production environment following the implementation of the Project / changes.
If after performing testing and LCH.Clearnet SA providing green light for go-live, an Incident is raised by LCH.Clearnet SA, the latter shall provide information concerning the impact, criticality and reasons why such issue was not detected during the testing.
The EMUs in case of Incidents impacting LCH.Clearnet SA and its Clearing Members shall use its best efforts to resolve the Incident in production as soon as possible.
In case of an unplanned requirement (changes or Projects) from the EMUs which requires testing by LCH.Clearnet SA, the EMUs shall inform LCH.Clearnet SA of its needs relating to testing. LCH.Clearnet SA will use its best endeavours to organize testing for this change or Project and will provide an answer on whether and how they can address the request in due time. Should the answer provided by LCH.Clearnet SA not be satisfactory for the EMUs, the request will be escalated to the Executive Committee.

3.2.3	Service Level [ *** ] reporting
The [ *** ] service review will report in accordance with Appendix 5A.

4.	BUSINESS CONTINUITY

4.1	Continuity of Service

4.1.1	Purpose
The Parties acknowledge the need for each of them to be constantly ready to manage effectively the occurrence of any major, sudden and exceptional event affecting concurrently or separately either Party's ability to conduct effectively its business functions.
In order to reach these objectives, EMUs and LCH.Clearnet SA each maintain Business Continuity Plans and Disaster Recovery Plans and shall cooperate in the business continuity framework as described below.

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The Service Levels are described in Appendix 4B

4.1.2	Business Continuity
The internal policies of each Party shall, in accordance with Regulatory Requirements and Good Practice, include provisions pursuant to which the Parties shall:

•	assess their own risks ("Risk Assessment") according to their own business impact analysis;

•	produce, maintain and test their business continuity plans ("BCP");

•	produce, maintain and test their disaster recovery plans ("DRP"); and

•	implement the means in accordance with all plans defined.

4.1.3	Business Continuity – Resources and Processes
The minimum requirements for the Parties are as follows:

•	More than one location from where to execute business operations

•	More than one location from where to run IT operations

•	2 data centres

•	As much as possible, each critical or vital process must have a fall-back procedure as defined (see Appendix 4C)

4.1.4	Business Continuity – Disaster Recovery Tests

4.1.4.1	Principles
The Parties agree to periodically test the technology and systems used in their secondary data centres to ensure they can resume their operations in case their primary data centres are disabled by a catastrophic event. This type of test is referred to hereafter as a "Unit DRP test".
The Parties also agree to periodically test the compatibility and interoperability of their systems used in their primary data centres with respect to the other Party’s systems used in the other Party’s secondary data centres. This type of test is referred to hereafter as a "Joint test".

4.1.4.2	Unit DRP tests
The Parties shall organize independently and periodically their own Unit DRP tests. Such tests shall require neither common planning nor reporting to the other Party.

4.1.4.3	Joint DRP tests

4.1.4.3.1	Joint DRP tests of LCH.Clearnet SA’s systems
Joint tests aim at demonstrating LCH.Clearnet SA’s capability to provide its Bilateral Services from its secondary data centre, during one Business Day.
Such Joint test shall be conducted successfully [ *** ], i.e. in case such test did not reach its core objectives as defined in the corresponding test plan a new test shall be held no later than [ *** ] was held.
The organisation of such Joint tests is described below in the paragraphs "Planning for Joint tests" and "Reporting and debriefing for Joint tests".

4.1.4.3.2	Joint DRP tests of the EMU’s systems

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Joint test aim at demonstrating the EMU’s capability to operate their regulated markets from their secondary data centre, for the duration of a Business Day, as well as to demonstrate LCH.Clearnet SA’s capability to provide its Bilateral Services from its primary data centre, under the same circumstances.
The organisation of such Joint tests is described below in the paragraphs "Planning for Joint tests" and "Reporting and debriefing for Joint tests".

4.1.4.4	Planning for Joint tests
LCH.Clearnet SA and the EMUs shall define jointly and each [ *** ] a roadmap for the joint testing of their respective DRPs (See Appendix 4A for a Joint DRP Test roadmap and report template). An additional test "on demand" could be required by a Party provided that this additional test has been requested at least three months before the proposed testing date.
For each Joint test the Parties shall produce and share a test plan. A test plan is composed of the test scenario and its schedules, as well as a clear description of the test’s core objectives and acceptance criteria. Several working sessions could be planned according to the Parties needs in order to produce the test plan.

4.1.4.5	Reporting and debriefing for Joint tests
For each Joint test the Parties shall:

•	Produce a report which will be produced by the Party designated during the preparation working sessions and sent to the other Party within [ *** ] of the completion of the test;

•	Organize a debriefing meeting within [ *** ] after the test in order to perform a post test analysis covering the outcome of the test;

•	Define individual action plans in order to address the issues, problems and changes identified; such action plans may mention relative levels of seriousness and priority;

•	Organize a new test if required (e.g. unsuccessful test,...)

4.1.5	Improvements
The scheduling of the corresponding action plans shall be implemented in accordance with paragraph 3 of the Service Level Annex.
Each Party is responsible for managing the action plans defined during the debriefing meeting.
[ *** ] meetings could be scheduled if required until the closing of all actions to be implemented.
In case of difficulties to achieve the actions required, the Escalation Procedure set out in Article 8.5 of the Agreement will be activated to find an appropriate and acceptable solution.

4.2	Information Security Management
The Parties will use all reasonable means in accordance with Good Practice to manage and prevent security threats or technical risks which may arise with any of its technology that interfaces to the other Parties’ technology. The Parties will use all reasonable means possible to protect the other Parties’ systems from harm caused by the other Party’s systems including without limitation appropriate use of firewalls and virus prevention measures.
Each Party shall seek to ensure the availability of its critical business applications, office facilities and employees, and the integrity and confidentiality of the key information that it uses, stores and disseminates.
In case of an information security incident, each Party undertakes to inform the other in accordance with the information security incident management processes.

Appendices

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1	Section 1 Cash operations

•	Appendix 1A: Exchange of information and Service Level Targets related to Transaction Management and Transaction Data management

•	Appendix 1B: Technical description of the systems, protocols, communication processes

•	Appendix 1C: Trade cancelation procedure

2	Section 2 Membership

•	Appendix 2A: Request for configuration on test environment

•	Appendix 2B a: TMF notification - Test environment

•	Appendix 2B b: TMF notification - Production environment

•	Appendix 2C: Membership announcement form

•	Appendix 2D: TMF deconfiguration form

•	Appendix 2E: Joint Default Procedure

3	Section 3: Projects

•	Appendix 3A: Project request template

•	Appendix 3B: Change request template

4	Section 4: BCP

•	Appendix 4A: Joint DRP Test roadmap and report template

•	Appendix 4B: Business continuity key performance indicators

•	Appendix 4C: Fall-back procedures

5	Miscellaneous

•	Appendix 5A: Service Level [ *** ] reporting

Appendix 1A - Exchange of Information and Service Level Targets related to Transaction Management and Transaction Data management
All times are expressed as CET unless stated otherwise. The Service Period shall be [ *** ].
*Unexpected Market conditions being:
- High market volatility, which represents a 100 % increase compared to the last peak volume ever observed
The Clearing systems availability:

•	Trades are integrated in the UCS cash platforms (M1 messages) and replied to clients via 5011 messages.

•	Members can access to UCS cash platforms with at least one of their eCCW or LCAP access means.

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•	Trades must be integrated in the UCS cash platforms and replied to Members

1.1.1 Description of Service Levels: NYSE Euronext

REF	SERVICE	SERVICE START TIME (CET)	SERVICE CLOSE TIME (CET)	DESCRIPTION	SERVICE LEVEL (MEASURED DURING SERVICE HOURS)	TARGETS	SERVICE LEVEL DURING UNEXPECTED MARKET CONDITIONS*
1	Platform connectivity	[ *** ]	[ *** ]	Trading platform connectivity available for [ *** ]	Connectivity service is defined by: [ *** ]	[ *** ]	[ *** ]
2	[ *** ] message transaction	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
REF	SERVICE	SERVICE START TIME (CET)	SERVICE CLOSE TIME (CET)	DESCRIPTION	SERVICE LEVEL (MEASURED DURING SERVICE HOURS)	TARGETS	SERVICE LEVEL DURING UNEXPECTED MARKET CONDITIONS*
3	Trading day data Transfer	[ *** ]	[ *** ]	[ *** ]	[ *** ] in Appendix 2C-	[ *** ]	[ *** ]
4	Trading day data Transfer	[ *** ]	[ *** ]	[ *** ]	[ *** ] is in Appendix 2C-	[ *** ]	[ *** ]
5	Historical data Transfer	[ *** ]	[ *** ]	[ *** ]	[ *** ] in Appendix 2C-	[ *** ]	[ *** ]
6	Intraday Message transfer	[ *** ]	[ *** ]	[ *** ]	[ *** ] are in Appendix 2C-	[ *** ]	[ *** ]
7	Trading Fees file	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
8	[ *** ] green light status	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

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1.1.2 Description of Service Level Targets: LCH.Clearnet SA

REF	SERVICE	SERVICE START TIME (CET)	SERVICE CLOSE TIME (CET)	DESCRIPTION	SERVICE LEVEL (MEASURED DURING SERVICE HOURS)	SERVICE LEVEL TARGETS	SERVICE LEVEL DURING UNEXPECTED MARKET CONDITIONS*
1	Platform availability	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
2	Real time message transaction acknowledgement	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
3	[ *** ] reporting	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
4	[ *** ] reporting	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
5	[ *** ] reporting	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ] Within 3 months of signature of the contract, the Parties shall review and assess the reporting of the Service Levels to confirm whether it meets the requirements of the SLA.	[ *** ] Within 3 months of signature of the contract, the Parties shall review and assess the reporting of the Service Levels to confirm whether it meets the requirements of the SLA.
6	[ *** ] reporting	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ] Within 3 months of signature of the contract, the Parties shall review and assess the reporting of the Service Levels to confirm whether it meets the requirements of the SLA.	[ *** ] Within 3 months of signature of the contract, the Parties shall review and assess the reporting of the Service Levels to confirm whether it meets the requirements of the SLA.
7	[ *** ] reporting	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]

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REF	SERVICE	SERVICE START TIME (CET)	SERVICE CLOSE TIME (CET)	DESCRIPTION	SERVICE LEVEL (MEASURED DURING SERVICE HOURS)	SERVICE LEVEL TARGETS	SERVICE LEVEL DURING UNEXPECTED MARKET CONDITIONS*
8	[ *** ] Request	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
9	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
10	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

Tier category	File Name	Description	Type
Tier 1	M1 VL file	[ *** ]	File reception
Tier 2	VAC 2 file	[ *** ]	File reception
Tier 2	Msgs 18 file	[ *** ]	File reception
Tier 2	NBM products reference data	[ *** ]	File reception
Tier 2	NBM prices data	[ *** ]	File reception
Tier 3	VAC 4 file	[ *** ]	File reception
Tier 3	Trade amount of 13 previous months / product	[ *** ]	File reception
Tier 3	HUB-IA VE trades D-1	[ *** ]	File reception
Tier 3	HUB-IA VL trades D-1	[ *** ]	File reception
Tier 3	HUB-IA VW trades D-1	[ *** ]	File reception
Tier 3	HUB-IA TCS trades D-1	[ *** ]	File reception
Tier 3	EOD VE trades	[ *** ]	File reception
Tier 3	EOD VW trades	[ *** ]	File reception
Tier 3	EOD TCS trades	[ *** ]	File reception
Tier 4	Msgs 10 file	[ *** ]	File reception
Tier 5	EUMC file	[ *** ]	File reception

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Appendix 1B - Technical description of the systems protocols and communication processes

1.    COMMUNICATION ARCHITECTURE

1.1    MESSAGE-BASED COMMUNICATION

All message-based communication (e.g. trades) taking place between the Trading System and Cash Clearing Infrastructure is performed using the Data Point of Access.
Messages originating from the Trading Systems are transmitted as a continuous data stream to the Data Point of Access where they are made available for collection by Cash Clearing Infrastructure.
Collection of messages on the Data Point of Access is operated as [ *** ].

1.2.    FILE-BASED COMMUNICATION

File-based communication taking place between the Trading System and the Cash Clearing Infrastructure is performed either through an intermediary system, or directly using point-to-point transfers.
In the first case, files that originate from one party are sent by it on to the File Server IA, where they are made available for collection by the other party's systems.
In the second case, each party's target systems are configured so as to accept incoming file transfer connection originating from the other party's systems, and the transfer of the file is conducted at the initiative of the party that is responsible for creating it.

2.    DATA FORMATS AND PROTOCOLS

2.1    MESSAGE-BASED COMMUNICATION

Format of the messages used for intersystem communication is as described in the Manual RLC. Modifications to the commonly used message format description can only take place after a [ *** ].

The communication protocol used at the date of signature of the SLA for communication between the Data Point of Access and Cash Clearing Infrastructure is MMTP.

2.2     SPECIFIC CASE OF THE DATA POINT OF ACCESS TO THE CASH CLEARING INFRASTRUCTURE COMMUNICATION

The flow of messages between the Data Point of Access and the Cash Clearing Infrastructure is split between several logical paths or MMTP subscribers.

The rule assigning the flow of a particular message to a subscriber or another is determined by parameters that are configured into the Data Point of Access routing table.

Optimisation of the Data Point of Access routing table, enabling to split the flow of messages as evenly as possible between the MMTP subscribers, is carried out by the EMU on LCH.Clearnet SA's request by applying the latter's requirements.

2.3.    FILE-BASED COMMUNICATION

Format of the files used for intersystem communication is as described either in the Manual RLC (in the case of messages sent as files)] or in application-specific documentation.
The communication protocol used for file transfer is SFTP.

3.    SERVICE BOUNDARY

The technical service demarcation point between EMUs Trading System and LCH.Clearnet SA Cash Clearing Infrastructure is at the outbound port from File Server IA + Data Point of |Access to the Cash Clearing Infrastructure. For the avoidance of doubt failures outside the outbound port of File Server IA + Data Point of transfer are the responsibility of LCH.Clearnet SA, failures inside the outbound port of File Server IA + Data Point of Transfer are the responsibility of the EMUs.

4.    MESSAGE COUNTING AND PERFORMANCE MONITORING PRINCIPLES

For the purpose of service level monitoring and reporting, information will be collected as follows:

- Messages are identified by type (i.e. message code, such as M1) and subtype (e.g. Trade, Trade cancellation, etc.);
- Message unique identification is derived from one or more fields internal to the message;

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- Time stamps used for the calculation of transmission delays are either extracted from the message's body or from log records collected on the transmission systems such as the Data Point of Access.

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Appendix 1C - Trade cancellation procedure

PROCEDURE
CANCELLATION OF CASH TRADE
BY NYSE EURONEXT

Departement
Oriented Client Services
Interfaces with other process
• Trade registration process • Position management process
Document objectives
This document aims at providing an overall description of all the tasks to process a cancellation request from NYSE EURONEXT.
Instruction scope

This document is based on a standard structure shared for the description of all operational processes
This document describes all the operational action in the case of cancellation request receive from the EMUs for cash operation only.
This document attempts to distinguish two different situations for which the relatives manual action are different:

•    Case 1: the cancellation is received in [ *** ] requiring a [ *** ]

•    Case 2: the cancellation is received after injection of the [ *** ]

A
☒ High ❑ Medium ❑ Low
Frequency
❑ Frequent ☑ From time to time ❑ Rare

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Document History and validation

Date	Version	Summary of change	Auteur	Re-lecteur
05/12/2012	0	First version	[ *** ]	[ *** ]

Sommaire
Document History and validation     75
1.    Process description    76
1.1    Cancellation request send by the EMUs for cash operation    76
1.2    Processing of the cancellation demand by LCH Clearnet SA    77
1.2.1    Processing of cancellation in [ *** ]    77
1.2.2    Processing of cancellation after [ *** ]    77

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1.	Process description

The EMUs send cancellation messages managed in real time in the Trading System. Indeed, the Trading System is able to link automatically the trade leg execution with the relevant cancellation message. Nevertheless, when this cancellation request is not received on the same day as the trade date, a manual cancellation must be performed.
The aim of this document is to describe the process of the cancellation after the trade date and for which a manual reversal execution must be created in the Cash Clearing Infrastructure. On the one hand, the cancellation is received on T+1or T+2 and requires an action in the Cash Clearing Infrastructure. On the other hand, if the cancellation is received after T+2 and requires an action in NSI.

Deadline of receipt of request for a D Day setup from EMUs, should be [ *** ].

1.1    Cancellation request send by the EMUs for cash operation

In the practice, EMUs proceed to a [ *** ] in order to identify correctly the trade leg execution that must be cancelled.
The effective cancellation request must be made by email to the following address: [ *** ].
The persons below must be put in copy of all cancellation requests: [ *** ]

[ *** ]

In this email the EMUs attach a file with all the details of the input LCH.Clearnet SA has to do.
The operation details of the Excel files must be in the side that LCH.Clearnet SA must input to reverse the original trade. The maker checker pass must be done based on this Excel file.

FR0000120354

[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

1.2    Processing of the cancellation demand by LCH.Clearnet SA

1.2.1    Processing of cancellation in [ *** ]

After double checking of the details send by EMUs, the reversal of the original execution is performed in UCS using the MENU new trade.
Once authorized, send an answer by email to EMUs stating that the cancellation request is now processed in the Cash Clearing Infrastructure.

1.2.2    Processing of cancellation after [ *** ]

After double checking of the details sent by EMUs, the reversal of the original execution is performed in NSI inputting a new position balance.
Once authorized, send an answer by email to EMUs stating that the cancellation request is now processed in the Cash Clearing Infrastructure.

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Appendix 2A - Request for configuration on test environment

[ *** ]

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Appendix 2B-a - TMF notification-Test environment

[ *** ]

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Appendix 2B-b - TMF notification-Production environment

[ *** ]

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Appendix 2C - Membership Announcement Form

[ *** ]

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Appendix 2D - TMF deconfiguration form

DE-CONFIGURATION FORM
Request for removal of the LIVE market trading authorisations on Euronext Cash markets
[ *** ]

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Appendix 2E - Joint Default Procedure

JOINT DEFAULT PROCEDURE
▪LCH.Clearnet SA
▪NYSE Euronext European Cash markets

06 December 2012
Draft V2.3

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Terms in capital have the meaning set out in the LCH.Clearnet SA’s Clearing Rule Book.

Scope

The purpose of this document is to provide a high level description of the default management procedure devised by EMU (NYSE Euronext European Cash markets) and LCH.Clearnet SA to handle the default of a LCH.Clearnet SA clearing member.

In case of default of a LCH.Clearnet clearing member, the different stages of the default management process defined by the CCP are as follows:

1.	Default declaration

◦	Identification and activation

◦	Analysis of situation

◦	Declaration upon default

2.	Monitor defaulting clearing member’s portfolio

3.	Liquidation process & transfers

This procedure should assure an appropriate management of a clearing member’s default in accordance with both legal and regulatory frameworks.

The derivatives markets (Euronext-Liffe) are not governed by this procedure.

The default of a Trading Member is also out-of-scope for this document.

Regulations

The following rules are applicable to a default declaration:
If the Clearing Member appears to LCH.Clearnet SA to be unable, or to be likely to become unable, to meet its obligations in respect of one or more Transactions or otherwise under the Clearing Rules, LCH.Clearnet SA may, within its reasonable judgement, declare such event as an Event of Default (cf. art 4.5.2.4 of the LCH.Clearnet SA’s Clearing Rule Book).

The actual decision whether a Clearing Member is in default, is taken by the CEO of LCH.Clearnet SA. If the defaulting Clearing Member has positions in both LCH.Clearnet SA and LCH.Clearnet Ltd or if the default could have a material impact on the Group, the CEO’s of LCH.Clearnet SA, and Ltd and Group will jointly decide.

Section 5 of LCH.Clearnet SA’s Clearing Rule Book is applicable to this situation. These rules allow LCH.Clearnet SA to take any necessary action including the transfer or liquidation of the Positions.

Otherwise, according to the article 2.5.1.1 of the Rule book, LCH.Clearnet SA may suspend or terminate the membership of a clearing member or refuse to register its transactions.

Article 2.5.1.1
Without prejudice to the possible applicability of the provisions set out in Chapter 5 of Title IV, if LCH.Clearnet SA is of the opinion that some events could or are likely to result in a situation in which a Clearing Member no longer satisfies one or more of the requirements set in Chapters 2 and 3 of Title II or endangers the proper functioning of the Clearing System, or can no longer comply with its obligations under these Clearing Rules, LCH.Clearnet SA may:
- suspend its membership,
- terminate its membership as stated in the Admission Agreement,
- refuse to register Transactions,
- submit registration of Transactions to specific conditions, or impose additional conditions which LCH.Clearnet SA deems appropriate in the circumstances and notifies in writing to the Clearing Member.

Article 2.5.1.3
Suspension or revocation of membership shall be promptly notified to the Clearing Members by publication in a LCH.Clearnet SA Notice. LCH.Clearnet SA will also promptly notify the Competent Authorities and the operator of the markets concerned.

Principles

The management of a default has an impact on the infrastructure and market participants. This implies that dedicated default procedures with exchanges are necessary.

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LCH.Clearnet SA maintains a set of Default management procedures providing overview of actions which should be taken in the event of a default. The procedures mentioned in this document aims at minimizing the impact of the default on financial markets and enabling the CCP to continue performing its obligations and are live documents whose periodic review should be performed.

LCH.Clearnet SA and NYSE Euronext European Cash markets will organise a test of this procedure when and where needed in order to guaranty that the procedure can be put in practice in "real life"

Sections

This document is divided in three sections, which follow the different stages in a default management process:

Section A: Default declaration

1.Identification and activation

Information relating to the insolvency of a clearing member is circulating and /or information escalated internally, leads to the activation of the default procedure by the CEO of LCH.Clearnet SA (with a dedicated crisis organization).

2.Analysis of situation

LCH.Clearnet SA attempts to establish whether the situation should be considered as a default situation or can be considered as a crisis situation, which can still be solved without declaring the clearing member in default.

The following events might constitute an event of default:

▪	Non fulfilment of margin and/or clearing fund requirements;

▪	Non fulfilment of settlement;

▪	Cancellation of a settlement or payment agent agreement;

▪	Suspension of payments or insolvency proceedings.

LCH.Clearnet SA will inform NYSE Euronext European Cash markets about situations which could potentially result in having to declare a Clearing Member in default.

Therefore, LCH.Clearnet SA activate all relevant staff to manage this crisis situation and contact NYSE - Euronext European Cash Markets by phone and email to plan a conference involving both organisations to discuss the situation (see contacts in Appendix I and the conference call number)

3.Declaration upon default

A default can be declared either by the Clearing House and/or the Regulators. In both cases, LCH.Clearnet SA would apply the same default management principles.

An official notification (i.e. an email is immediately sent by the LCH.Clearnet SA Crisis team and then a formal letter follows) of the default is addressed by LCH.Clearnet SA to the defaulting clearing member. Then LCH.Clearnet SA informs:

•	The regulators,

•	NYSE Euronext European Cash markets,

•	The settlement agent of the defaulting clearing member (when applicable),

•	The CSDs

Immediately after the declaration of default, the following actions are undertaken:

•	Deactivation of accesses to the clearing systems for the defaulting clearing member,

•	Suspension of trading is asked to NYSE Euronext European Cash markets,

•	Coordination with CSDs.

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Main stages of the LCH.Clearnet SA default process

Section B: Default decision and closing of trading access

Once clearing member’s default officially declared, LCH.Clearnet SA will implement its default procedure management step by step

Involved in the Conference Call set up in Section A,NYSE Euronext European Cash markets is informed of the default notification; for which, LCH.Clearnet SA request NYSE Euronext European Cash markets to suspend the trading access of this CMF through its relating TMFs.

An authorized representative of LCH.Clearnet SA will provide initial information by telephone. The following staff is authorised to request NYSE Euronext European Cash markets to suspend the trading access of a Clearing Member:

▪	CEO or

▪	CRO

Procedure:

1.
During office hours, from 9:00am to 6:00pm CET, the Membership department of LCH.Clearnet SA contacts NYSE Euronext Onboarding & Client Administration team by phone (see cellular phone number in Appendix I) to announce the delivery of the documentation.

Outside office hours, the escalation team identified within the escalation procedure is contacted, as detailed in Appendix I by phone and email

2.
An official default declaration and request to suspend trading access with the signature of the CEO (or CRO) of LCH.Clearnet SA will follow by email. The format of such declaration will depend on the actual situation (Document to be sent to the persons listed on the template Appendix 2).

3.
This contact by telephone is confirmed by the scanned version of the letter (in annex) confirming the official default declaration sent by E-mail to NYSE Euronext OCA (see list of contacts) with the list of the trading members impacted by this defaulting clearing member (cf. De-configuration form)

LCH.Clearnet SA contacts the defaulting clearing member to inform their clients (Trading Members) to stop their trading activity.

4.	After receipt of this request, NYSE Euronext European Cash markets trigger the suspension procedure

a. OCA (or escalation team) issues a Request for De-Configuration (or similar if outside of office hours) confirming the names and member IDs of for the impacted trading member(s) to EMS

b. EMS, purges the orders

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C. EMS suspends the trading authorizations and checks if there are no remaining orders

EMS informs LCH.Clearnet SA membership department, or one of the authorized representatives and NYSE Euronext OCA that all above steps have been executed. The suspension process is completed.

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Section C: Subsequent Actions

The only action in which NYSE Euronext European Cash market is involved is the change of Clearing Member of the impacted TMF(s).

No transfer of positions is currently possible, but the TMF(s) can agree with a new Clearing Member for clearing services instead of the defaulting Clearing Member (the standard procedure is followed)

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APPENDIX I:
LIST OF CONTACTS

NYSE Euronext European Cash

Section A - Pre-Default stage

NYSE Euronext European Cash markets
[ *** ]	COO – Head of EMS	[ *** ]
[ *** ]	Head of Compliance Europe	[ *** ]
[ *** ]	Head of Sales & Client Coverage Europe	[ *** ]
[ *** ]	EVP General Counsel Europe	[ *** ]

Section B – Default decision and closing of trading access

Office hours, between 9am to 6pm

[ *** ]	Head of OCA	[ *** ]	[ *** ]
[ *** ]	OCA (Senior Officer)	[ *** ]	[ *** ]
[ *** ]	Head of Sales & Client Coverage	[ *** ]	[ *** ]
[ *** ]	Head of Cash Market Surveillance/ European Service Desk	[ *** ]	[ *** ]
[ *** ]	EMS	[ *** ]	[ *** ]
[ *** ]	Head of Compliance Europe	[ *** ]	[ *** ]

Outside of office hours

[ *** ]	COO – Head of EMS	[ *** ]	[ *** ]
[ *** ]	Co-Head of Cash & Derivatives	[ *** ]	[ *** ]
[ *** ]	Co-Head of Cash & Derivatives	[ *** ]	[ *** ]
[ *** ]	Head of EMS	[ *** ]	[ *** ]
[ *** ]	Head of Compliance Europe	[ *** ]	[ *** ]
[ *** ]	Head of Sales & Client Coverage	[ *** ]	[ *** ]
[ *** ]	Head of OCA	[ *** ]	[ *** ]

Section C – Subsequent actions

[ *** ]	OCA (Senior Officer)	[ *** ]	[ *** ]
[ *** ]	Head of OCA	[ *** ]	[ *** ]

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LCH.Clearnet SA

Section A - Pre-Default stage
Senior management LCH.Clearnet SA

Name	Department	Telephone	Mail
[ *** ]	CEO LCH.Clearnet SA	[ *** ]	[ *** ]
[ *** ]	CRO Europe	[ *** ]	[ *** ]

Crisis cell

Name	Department	Telephone	Mail
Crisis cell		[ *** ]	[ *** ]
[ *** ]	Default Management	[ *** ]	[ *** ]

Section B – Default decision and closing of trading access

Name	Department	Telephone	Mail
[ *** ]	Operations Director	[ *** ] [ *** ]	[ *** ]
[ *** ]	Head of cash equity	[ *** ]	[ *** ]
[ *** ]	Legal Director	[ *** ] [ *** ]	[ *** ]

Section C – Subsequent actions
Membership department

Name	Department	Telephone	Mail
[ *** ]	Head of Membership department	[ *** ]	[ *** ]
Membership department		[ *** ]	Lchclearnetsa_membership@lchclearnet.com

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APPENDIX II: LETTER TO SUSPEND TRADING ACCESS

[ *** ]

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Appendix 3A: Project request template

[ *** ]

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Appendix 3B: Change request template

[ *** ]

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Appendix 4A
Joint DRP test roadmap and report template

1 - Roadmap
Under the terms described in section 4.1.4, each of the Parties shall produce [ *** ] a document, referred to hereafter as a [ *** ] test roadmap, describing their planned Joint DRP tests.
Each test roadmap shall include:

•	A target test date (note this is an approximate date; the precise date must be confirmed no later than [ *** ])

•	A description of the co-operation and assistance requested to the other Party before and during the test

•	A preliminary version of the corresponding test plan, including

◦	Test objectives and acceptance criteria

◦	Projected failover mechanism and involved infrastructure including datacenters

◦	Involved third parties including clearing members and market participants, if any

◦	Projected impact on the other party's nominal and recovery systems

◦	Projected chronology of the test day

•	A general planning of the working sessions to be held between the Parties in order to further refine the test plan.

2 - Report
The test report produced by the Party designated during the preparation working session shall notably include the following information:

•	Tested service and systems scope

•	List of actual third party participants, including clearing members and market participants, if any

•	Test detailed chronology

•	Actual measured system recovery delay following simulated incident

•	Actual measured data loss for the Managed Transaction Services following the simulated incident

•	Test result summary and conclusion with respect to acceptance criteria

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Appendix 4B
Business continuity key performance indicators

Transaction Management Services must conform to the following standards:

1 -	Recovery Time Objective (RTO)
The maximum acceptable downtime for Transaction Management Services is set to [ *** ].

2 -	Recovery Point Objective (RPO)
The maximum period of time during which Transaction Management Services related data can be lost in the event a disaster or a disruption affecting LCH.Clearnet SA's systems has taken place is [ *** ]; in other words, the data communication and acknowledgement mechanisms used for the Transaction Management Services must be designed and configured in such way that [ *** ].

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Appendix 4C
Fall-back Procedures

Fallback procedures are associated to Cash Operations services in the following fashion:

Service	Fallback Procedure
Transaction Management	Manual sending of a Trades reconciliation file by [ *** ]
Product Reference Information and Miscellaneous Data	Manual sending of documents as described in section 1.1.2

3 -	Transaction Management fallback procedure
In case the normal communication mechanisms used for Transactions Management are not operating normally, the EMUs undertake to transmit the corresponding information, aggregated in three distinct files (EOD VE trades, EOD VW trades, EOD TCS trades, as described in Appendix 1A), to LCH.Clearnet SA.

The files will be sent [ *** ]. The EMUs understand that sending the files later than [ *** ] would result in severe disruptions on LCH.Clearnet SA’s Clearing Services, and use their best endeavours to ensure that this situation does not happen.
The file transmission protocol shall be, in decreasing order of preference:

•	Commonly agreed file transfer as mentioned in section 1.1

•	Any other file transfer method that will be agreed on between the Parties Information Technology departments.
The files shall be structured so as each record consists in a M1 message.

4 -	Product Reference Information and Miscellaneous Data
In case the normal communication mechanisms used for Product Reference Information and Miscellaneous Data transfer are not operating normally, the EMUs undertake to transmit the corresponding information to LCH.Clearnet SA using the following file transmission protocols, in decreasing order of preference:

•	Commonly agreed file transfer as mentioned in section 1.1

•	E-mail.

CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION WITH RESPECT TO PORTIONS HEREOF DENOTED WITH [ *** ]    Page 73

Appendix 5A: Service Level [ *** ] reporting

Service Level [ *** ] reporting
According with Appendix 1A: Within [ *** ], the Parties shall review and assess the reporting of the Service Levels to confirm whether it meets the requirements of the SLA and the Parties shall, in accordance with the provisions of the Agreement, agree on [ *** ].
The Service Level [ *** ] report will include the following sections: Every [ *** ] LCH.Clearnet SA will send a Service Level [ *** ] report to include the measurement of all defined Services in accordance with the template in this Appendix 5A. LCH.Clearnet SA shall present the Service Level report in the Service Level review [ *** ] meeting.
This should cover at a minimum: Service level measure, Incident, Problem and Change Management activity as well as Project activity progress, capacity management and volume activity trend.
Agenda

1.	Key points for the last period

2.	Platform Availability Overall view

3.	Service level Review

4.	Incident raised by NYSE

5.	Incident raised by LCH.Clearnet SA

6.	Incident impacting the SLA

7.	Key figures for changes

8.	Project progress

9.	Membership report

10.	Equities Operation report

11.	Action plan for the last period

CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION WITH RESPECT TO PORTIONS HEREOF DENOTED WITH [ *** ]    Page 74

1. Key points of the last period

Date of incidents review with NYSE: XX/11/2012 14:00 CET

•	Overall Availability

•	Average platform availability is at xx,xx%

•	Overall trends

▪	A total of [ *** ] incidents raised by NYSE during November 2012.

▪	A total of [ *** ] incidents raised by LCH.Clearnet SA.

▪	A total of [ *** ] incident impacting the service (e.g. impacting the SLA)

▪	[ *** ] high severity (level 1-2-3) incidents, escalated to Problem Management, occurred.

•	[ *** ] incident level 2

▪	A total of [ *** ] incidents have been closed for November 2012

2. Platform Availability overall view

[ *** ]

3. Service Level Review

a)	Real time message transaction acknowledgement

b)	Number of transaction integrated in UCS)

c)	Data transfer integrity

i.	tier1

ii.	tier2

iii.	tier3

iv.	tier4

v.	tier5

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d)	[ *** ] green line status

4. Incident raised by NYSE

[ *** ]

5. Incident raised by LCH.CLearnet SA

[ *** ]

6. Incident impacting the SLA

[ *** ]

Incidents Assigned to NYSE for the period

[ *** ] / [ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
13/12/2012 21:09	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]
13/12/2012 07:13	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
11/12/2012 07:27	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]
07/12/2012 19:17	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
07/12/2012 09:20	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
06/12/2012 22:19	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]

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Incidents assigned to LCH.Clearnet SA

[ *** ] / [ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
13/12/2012 21:09	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]
13/12/2012 07:13	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
11/12/2012 07:27	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]
07/12/2012 19:17	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
07/12/2012 09:20	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
06/12/2012 22:19	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]

CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION WITH RESPECT TO PORTIONS HEREOF DENOTED WITH [ *** ]    Page 77

Incidents impacting the service

[ *** ] / [ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
13/12/2012 21:09	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]
13/12/2012 07:13	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
11/12/2012 07:27	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]
07/12/2012 19:17	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
07/12/2012 09:20	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
06/12/2012 22:19	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]

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Problems follow-up

[ *** ] /[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
10/07/2012 10:23	[ *** ]	[ *** ]		[ *** ]	[ *** ]
12/01/2012 11:28	[ *** ]	[ *** ]		[ *** ]	[ *** ]
25/11/2011 11:32	[ *** ]	[ *** ]		[ *** ]	[ *** ]
25/11/2011 10:45	[ *** ]	[ *** ]		[ *** ]	[ *** ]
11/10/2011 11:31	[ *** ]	[ *** ]		[ *** ]	[ *** ]
11/10/2011 10:20	[ *** ]	[ *** ]		[ *** ]	[ *** ]
05/10/2011 09:24	[ *** ]	[ *** ]		[ *** ]	[ *** ]
15/09/2011 10:44	[ *** ]	[ *** ]		[ *** ]	[ *** ]
11/07/2011 10:12	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
08/07/2011 11:47	[ *** ]	[ *** ]		[ *** ]	[ *** ]
07/07/2011 11:29	[ *** ]	[ *** ]		[ *** ]	[ *** ]
06/07/2011 16:52	[ *** ]	[ *** ]		[ *** ]	[ *** ]

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7. Key figures for changes

[ *** ]

8. Projects progress

[ *** ]

9. Membership report

[ *** ]

10. Equities Operation report

•	Trade management issue

[ *** ] statistics will be listed here.
For detailed list refer to Incident management report

•	Product referential issue

[ *** ] statistics will be listed here.
For detailed list refer to Incident management report

•	Number of financial instrument suspended for trading on request.

[ *** ] statistics will be listed here.

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For detailed list refer to Incident management report

•	Number of trade cancellation done by LCH.Clearnet SA

[ *** ] statistics will be listed here.
For detailed list refer to Incident management report

11. Action plan for the last period

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Appendix 5A [ *** ] Reporting - membership service level

CMF Code	Firm Name	TMF Code	TMF Name	Business Line	Market	Specifics	Scheduled Date (Production)	File Type	Request Record Type
00648	[ *** ]	624	[ *** ]	Cash	NYX Euronext Brussels		41233	Extension	TMF
00648	[ *** ]	4040	[ *** ]	Cash	NYX Euronext Paris; NYX Euronext Brussels; NYX Euronext Amsterdam	Foreign Currencies (Paris); Foreign Currencies (Amsterdam); Foreign Currencies (Brussels)	41221	Extension	TMF
00696	[ *** ]	10005	[ *** ]	Cash	NYX Euronext Paris; NYX Euronext Brussels; NYX Euronext Amsterdam; NYX Euronext Lisbon		41240	Change of Clearer	TMF
00687	[ *** ]	29147	[ *** ]	Cash	NYX Euronext Lisbon		41218	Change of Clearer	TMF
00687	[ *** ]	4742	[ *** ]	Cash	NYX Euronext Lisbon		41218	Change of Clearer	TMF
00687	[ *** ]	29467	[ *** ]	Cash	NYX Euronext Lisbon		41218	Change of Clearer	TMF
00687	[ *** ]	29101	[ *** ]	Cash	NYX Euronext Lisbon		41218	Change of Clearer	TMF
00648	[ *** ]	4040	[ *** ]	Cash	NYX Euronext Paris; NYX Euronext Brussels; NYX Euronext Amsterdam; NYX Euronext Lisbon		41214	Additional Code	TMF
687	[ *** ]	4128	[ *** ]	Cash	NYX Euronext Paris; NYX Euronext Brussels; NYX Euronext Amsterdam; NYX Euronext Lisbon	Foreign Currencies (Paris); Foreign Currencies (Amsterdam); Foreign Currencies (Brussels)	41214	Resignation	TMF

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Appendix 5A Regulated Markets Membership December 11, 2012 - service level template

SLA LCH.Clearnet SA - NYSE Euronext
Month

	[ *** ]	[ *** ]	[ *** ]
[ *** ]
[ *** ]
[ *** ]
[ *** ]
[ *** ]

ANNEX 2 – EURONEXT MARKETS OPERATED BY THE EURONEXT MARKET UNDERTAKINGS AND CLASSES OF CLEARED FINANCIAL INSTRUMENTS

A. Classes of Cleared Financial Instruments
On the Commencement Date, the Classes of Cleared Financial Instruments are:

(a)	Shares ("titres de capital" as defined by Article L.211-1 (1) of the French Monetary and Financial Code (Code Monétaire et Financier, hereafter "MFC"));

(b)	Bonds ("titres de créances" as defined by Article L.211-1 (2) of the MFC);

(c)
Shares of Undertakings for Collective Investment in Transferable Securities ("parts ou actions d’organismes de placement collectif" as defined by Article L.211-1 (3) of the MFC) which may be Exchange Traded Funds ("ETF");

(d)	Warrants;

(e)	Depository receipts (certificats de dépot); and

(f)	any other types of Financial Instruments within which Cleared Financial Instruments [ *** ];
as long as they are [ *** ].

For the sake of clarity, when a new Financial Instrument is listed and / or traded on a Euronext Market, the new Financial Instrument will be considered as falling within a Class of Cleared Financial Instruments for the purpose of Article 2 of the Agreement when [ *** ].

B. Euronext Markets
On the Commencement Date, each of the following Trading Facilities operated by a Euronext Market Undertaking is a "Euronext Market" for the purposes of this Agreement:
Euronext Paris operates the following markets:

(a)	Euronext Paris (regulated securities market);

(b)	Marché Libre (multilateral trading facility);

(c)	Alternext (multilateral trading facility);

(d)	NYSE BondMatch (multilateral trading facility);
Euronext Amsterdam operates the following markets:

(e)	Euronext Amsterdam (regulated securities market);

(f)	Alternext (multilateral trading facility);
Euronext Brussels operates the following markets:

(g)	Euronext Brussels (regulated securities market);

(h)	Free Market called "Vrije Markt" or "Marché Libre";

(i)	Trading Facility;

(j)	Alternext;

(k)	Easynext;
Euronext Lisbon operates the following markets:

(l)	Euronext Lisbon;

(m)	EasyNext Lisbon;

(n)	Alternext;
LIFFE AM operates the following market:

(o)	NYSE Euronext London;

and

(p)
any other Trading Facility operated by the Euronext Markets on which Cleared Financial Instruments are traded or may become traded in the future as long as such Cleared Financial Instruments are already traded and / or listed on another Euronext Market and to the extent that no Projects are needed in order for LCH.Clearnet SA to provide Services to such Trading Facility.

ANNEX 3 – SCOPE OF THE OTHER TRADING FACILITIES (NON-EURONEXT MARKETS) THAT HAVE THE RIGHT TO ELECT MEMBERS IN THE PRODUCT ADVISORY GROUP

Trading Facilities using the Cash Clearing Infrastructure and therefore represented in the Product Advisory Group:

(a)	Société de la Bourse de Luxembourg S.A;

(b)	Börse Berlin AG for Equiduct (ETS) flows; and

(c)	Galaxy SAS.

ANNEX 4 – NYSE BONDMATCH ADMISSION TO TRADING PROCEDURE

----------------

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Scope and version

Description of the operational procedure related to admission to trading and delisting of bonds on NYSE BondMatch.

Before each admission to trading, Corporate actions department of NYSE Euronext will liaise with relevant clearing and settlement/delivery entities to ensure correct setting of products to be admitted on all the trading chain.
Delisting information will be communicated through NYSE Euronext Notices

Version 0.5 dated 11 July 2011

Procedure

Before admitting to trading bonds on NYSE BondMatch, Corporate actions department of NYSE Euronext will request a confirmation to LCH.Clearnet SA, Euroclear Bank and Clearstream Banking Luxembourg (with the exception of the Portuguese market for Euroclear Bank and Clearstream Banking Luxembourg) at least [ *** ] before the effective first trading date to ensure securities will be eligible to their corresponding clearing or settlement/delivery systems.

Local CSD will also be involved but no confirmation will be required since MIC of the original market and/or the 2 first letters of ISIN codes will allow NYSE Euronext to deduct eligibility of securities in their respective settlement/delivery systems.

TABLE OF CONTENTS

I.    Entities Involved    121

II.    Timetable    125

III.    Information provided by NYSE Euronext    126

IV.    Delisting of Bonds    127

A.    Standard Delisting    127

B.    Delisting decided by the Strategic Committee or full early redemption    127

CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION WITH RESPECT TO PORTIONS HEREOF DENOTED WITH [ *** ]

I.	ENTITIES INVOLVED

Table below describes, based on MIC and ISIN codes criterion which entities will be informed of a new listing and which entity is expected to send a confirmation by e-mail.

Automatic:     Means that the entity will be informed of the new listing but a confirmation is not required.

Required:     Means that product will be admitted only if written confirmation has been received in the predefined timelines.

[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]
					[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]					[ *** ]
[ *** ]	[ *** ]						[ *** ]
[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]
[ *** ]
	[ *** ]					[ *** ]
[ *** ]
	[ *** ]						[ *** ]

Contact persons involved in the operational validation of admission to trading

NYSE EURONEXT
DEPARTMENT	CONTACT NAME	PHONE	EMAIL
Corporate Actions team		+33 1 49 27 15 10	corporateactionsfr@nyx.com

INTERBOLSA
DEPARTMENT	CONTACT NAME	PHONE	EMAIL

(Head of CSD)	[ *** ]	+351 22 615 84 00	[ *** ] [ *** ]
(settlement)	[ *** ]		[ *** ]
	[ *** ]		[ *** ]
(issues registration)	[ *** ]		[ *** ]
	[ *** ]		[ *** ]

CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION WITH RESPECT TO PORTIONS HEREOF DENOTED WITH [ *** ]

EUROCLEAR BANK
DEPARTMENT	CONTACT NAME	PHONE	EMAIL
NEW ISSUES OPERATIONS	New Issues Acceptance	+32 2 326 21 40	new_issues@euroclear.com

LCH.CLEARNET SA
DEPARTMENT	CONTACT NAME	PHONE	EMAIL
RISK MANAGEMENT			Lchclearnetsa_RM.Lchclearnetsa_RM@lchclearnet.com
	[ *** ]	[ *** ]	[ *** ]
	[ *** ]	[ *** ]	[ *** ]
	[ *** ]	[ *** ]	[ *** ]
	[ *** ]	[ *** ]	[ *** ]
	[ *** ]	[ *** ]	[ *** ]
	[ *** ]	[ *** ]	[ *** ]
	[ *** ]	[ *** ]	[ *** ]
OPERATION DEPARTMENT			LCHCLEARNETSA_DO_MEMBERS_COE@lchclearnet.com
	[ *** ]	[ *** ]	[ *** ]
	[ *** ]	[ *** ]	[ *** ]
	[ *** ]	[ *** ]	[ *** ]
	[ *** ]	[ *** ]	[ *** ]
LEGAL DEPARTMENT
	[ *** ]	[ *** ]	[ *** ]

EUROCLEAR FRANCE
DEPARTMENT	CONTACT NAME	PHONE	EMAIL
		+ 33 1 55 34 58 18	Ef.assetservicing@euroclear.com

EUROCLEAR NEDERLAND
DEPARTMENT	CONTACT NAME	PHONE	EMAIL
		+31 20 552 1560	ENL.CET@euroclear.com

CLEARSTREAM BANKING LUXEMBOURG
DEPARTMENT	CONTACT NAME	PHONE	EMAIL
[ *** ]
[ *** ]
NewIssuesPrague@clearstream.com

II.	TIMETABLE

CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION WITH RESPECT TO PORTIONS HEREOF DENOTED WITH [ *** ]

Maximum number of products concerned by the timetable below: 20 products for the same listing date

STEP	ENTITY	DESCRIPTION	DEADLINE
Request	NYSE NXT	Provide characteristics information on products to be admitted the [ *** ] to all entities concerned by the new listing(s) (see Spreadsheet described hereafter)	[ *** ]
Confirmation	LCH/CSD	Sends email confirmation to NYXT with other parties involved in copy	[ *** ]
Official announcement	NYSE NXT	Disseminate notice with main products characteristics	[ *** ]
First trading day	-	-	[ *** ]

Any request for a higher number of products will be subject to a specific agreement between all parties involved.

Each request from NYSE Euronext will be named as follows:

EMAIL OBJECT: "NYSE BOND MATCH – NEW LISTING <Expected listing Date>"

CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION WITH RESPECT TO PORTIONS HEREOF DENOTED WITH [ *** ]

III.	INFORMATION PROVIDED BY NYSE EURONEXT

Spreadsheet sent by NYSE Euronext will contain following information

[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]

CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION WITH RESPECT TO PORTIONS HEREOF DENOTED WITH [ *** ]

IV.	DELISTING OF BONDS

A.	Standard delisting

All bonds available for trading on NYSE BondMatch will be delisted [ *** ].
Delisting will be announced on a [ *** ].

B.	Delisting decided by the Strategic Committee or full early redemption

Non standard delisting, or following a Strategic Committee decision either a full early redemption / buy-back for cancellation will be announced at the latest [ *** ].

NYSE Euronext may decide to suspend trading [ *** ] prior to the delisting in case of non standard delisting.
ANNEX 5 – CONTACTS

A. General Contacts

Euronext Market Undertakings Contact: [ *** ], General Counsel Europe Legal & Goverment Affairs NYSE Euronext Address: 39, rue Cambon, 75001 Paris, France Email: [ *** ] Tel: [ *** ] Fax: [ *** ]	LCH.Clearnet SA & LCH.Clearnet Group Limited Contact: [ *** ], General Counsel LCH.Clearnet SA Address: 18, rue du Quatre Septembre, 75002 Paris Email: [ *** ] Tel: [ *** ] Fax: [ *** ]

CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION WITH RESPECT TO PORTIONS HEREOF DENOTED WITH [ *** ]

B. Operationa

Transaction and transaction data management
Contacts LCH.Clearnet SA	Flows	Timing
lchclearnetsa_DO_Members_COE@lchclearnet.com lchclearnetsa_do_equities@lchclearnet.com	EMS opening EMS opening	9:00 AM 9:00 AM
[ *** ]	EMS opening	9:00 AM
[ *** ]	EMS opening	9:00 AM
[ *** ]	EMS opening	9:00 AM
Lchclearnetsa_CTH@lchclearnet.com	EMS opening	9:00 AM
Lchclearnetsa_PB_MGT@lchclearnet.com	EMS opening	9:00 AM
Lchclearnetsa_DO_Members_COE@lchclearnet.com lchclearnetsa_do_equities@lchclearnet.com	EMS closing EMS closing	5:30 PM 5:30 PM
[ *** ]	EMS closing	5:30 PM
[ *** ]	EMS closing	5:30 PM
[ *** ]	EMS closing	5:30 PM
Lchclearnetsa_CTH@lchclearnet.com	EMS closing	5:30 PM
Lchclearnetsa_PB_MGT@lchclearnet.com	EMS closing	5:30 PM
Lchclearnetsa_DO_Members_COE@lchclearnet.com lchclearnetsa_do_equities@lchclearnet.com	Technical Daily Status for EMS Technical Daily Status for EMS	6:00 AM 6:00 AM
[ *** ]	Technical Daily Status for EMS	6:00 AM
[ *** ]	Technical Daily Status for EMS	6:00 AM
[ *** ]	Technical Daily Status for EMS	6:00 AM
Lchclearnetsa_CTH@lchclearnet.com	Technical Daily Status for EMS	6:00 AM
Lchclearnetsa_PB_MGT@lchclearnet.com	Technical Daily Status for EMS	6:00 AM

CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION WITH RESPECT TO PORTIONS HEREOF DENOTED WITH [ *** ]

Greenlight procedure
Contact Clearnet LCH.Clearnet SA	Flows	Timing

Contacts EMUs	Flows	Timing
IT BFSOps@nyx.com Problem-Management-FR@nyx.com [ *** ] [ *** ] [ *** ] [ *** ] [ *** ] [ *** ] Operations ESD@nyx.comEquities.EU@nyx.com etpeurope.trading@nyx.com [ *** ] [ *** ] [ *** ]

Request or verification regarding the normal service provision not related to an Incident or Serious Incident
Contacts EMUs		Contacts LCH.Clearnet SA
European Service Desk Equities desk etpeurope.trading [ *** ] [ *** ] [ *** ] [ *** ]	0033149275050 esd@nyx.com Equities.eu@nyx.com etpeurope.trading@nyx.com [ *** ]	Customer Technical Helpdesk	0033(0)1 70 37 66 00 Lchclearnetsa_CTH@Lchclearnet.com

Incident management
Contacts EMUs		Contacts LCH.Clearnet SA
Global it ops Equities desk etpeurope.trading [ *** ] [ *** ] [ *** ] [ *** ]	+44 207 655 7220 ServiceOperationsShiftDeskEU@nyx.com Equities.eu@nyx.com etpeurope.trading@nyx.com [ *** ]	Customer Technical Helpdesk	0033(0)1 70 37 66 00 Lchclearnetsa_CTH@lchclearnet.com

CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION WITH RESPECT TO PORTIONS HEREOF DENOTED WITH [ *** ]

Serious Incident management
Contacts EMUs		Contacts LCH.Clearnet SA
[ *** ] Head of Cash Market Surveillance/ European Service Desk [ *** ] Co-Head of Cash & Derivatives [ *** ] COO – Head of EMS	[ *** ] [ *** ] [ *** ]	Customer Technical Helpdesk [ *** ] [ *** ] [ *** ]	0033(0)1 70 37 66 00 Lchclearnetsa_CTH@Lchclearnet.com [ *** ] [ *** ] [ *** ]

Crisis management
Contacts EMUs		Contacts LCH.Clearnet SA
[ *** ] Head of Cash Market Surveillance/ European Service Desk [ *** ] Co-Head of Cash & Derivatives [ *** ] COO – Head of EMS	[ *** ] [ *** ] [ *** ]	Customer Technical Helpdesk [ *** ] [ *** ] [ *** ]	0033(0)1 70 37 66 00 Lchclearnetsa_CTH@Lchclearnet.com [ *** ] [ *** ] [ *** ]

C. Membership

Creation and extension of membership
Contacts EMUs		Contacts LCH.Clearnet SA
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
		[ *** ]	[ *** ]

CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION WITH RESPECT TO PORTIONS HEREOF DENOTED WITH [ *** ]

Change of clearing members
Contacts EMUs		Contacts LCH.Clearnet SA
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
		[ *** ]	[ *** ]

Suspension of TMF
Contacts EMUs		Contacts LCH Clearnet SA
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
		[ *** ]	[ *** ]

D. Project

High level feasibility check
Contacts EMUs		Contacts LCH.Clearnet SA
Head of Projects [ *** ]	[ *** ]	Head of Project [ *** ]	[ *** ]
		Project manager	[ *** ]
		Head of Business contact [ *** ]	[ *** ]
		Head of IT [ *** ]	[ *** ]

Initiating a Project
Contacts EMUs	Contacts LCH.Clearnet SA
	Head of Project [ *** ]	[ *** ]
	Project manager	[ *** ]
	Head of Business contact [ *** ]	[ *** ]
	Head of IT [ *** ]	[ *** ]

CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION WITH RESPECT TO PORTIONS HEREOF DENOTED WITH [ *** ]

E. Business Continuity Plan and Information technology

Activation of Business Continuity Plan ("BCP") or Disaster Recovery Plan ("DRP")
Contacts EMUs	Contacts LCH.Clearnet SA
	[ *** ]	[ *** ]

Disaster Recovery Plan annual planning
Contacts EMUs		Contacts LCH.Clearnet SA
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]

Disaster Recovery Plan tests
Contacts EMUs		Contacts LCH.Clearnet SA
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *
[ *** ]	[ *** ]	[ *** ]	[ *** ]

Information security management
Contacts EMUs		Contacts LCH.Clearnet SA
[ *** ] [ *** ]	[ *** ] [ *** ]	[ *** ] [ *** ]	[ *** ] [ *** ]
ANNEX 6 – DESCRIPTION OF THE COMMITTEES

Several Committees are established to coordinate the collaboration between the Parties and to govern the Services. These Committees will consist of representatives of the Parties to the Agreement. The Parties shall ensure that their representatives have adequate decision-making authority.

Committee Structure

The Committees to be established include the Operational Committee, the Programme Steering Committee and the Executive Committee. Furthermore, LCH.Clearnet S.A. shall set up a Risk Committee with [ *** ] that deals with risk related subjects pursuant to Article 11 of the Agreement (and, if a Risk Committee is set-up within LCH.Clearnet Group Limited it shall include [ *** ]).

A. Operational Committee

Operational Committee
Initiative/management	Euronext Market Undertakings
Presentation / report	Euronext Market Undertakings
Participants
- A senior representative of the EMS department of the Euronext Market UndertakingsHead of Operations LCH.Clearnet SA
- Group Head of Cash Processing of LCH.Clearnet
- Relationship Manager of LCH.Clearnet SA
- Other participants as required on a case by case basis

Periodicity	[ *** ]
Objective
- Review the quality of the Services provided on the basis of the Service
- Review report to be provided by LCH.Clearnet SA (Key Performance Indicators included)
- Discuss and validate changes that are required and coordinate with the Programme Steering Committee on the proposed changes
- Discuss and review operational procedures and any changes thereto
- Review of previous Incidents and open problems

Elements to provide before the meeting	- Change list schedule - Alerts and escalation - Incident list
Role and responsibilities	- Reports to Executive Committee
Expected results	- Meeting Agenda - Committee report - Updated change schedule

B. Programme Steering Committee

Programme Steering Committee
Initiative/management	Euronext Market Undertakings
Presentation / report	Euronext Market Undertakings
Participants
- Head of Projects of Euronext Market Undertakings
- Head of Projects of LCH.Clearnet SA
- Product and Market Development Manager of LCH.Clearnet SA
- Relationship Manager of LCH.Clearnet SA
- Other participants as required on a case by case basis

Periodicity	[ *** ]
Objective
- High level feasibility studies status update
- Initiating Projects status update
- Project planning follow up
- Coordination and arbitration of Projects
- Reporting in structural issues and Service Levels

Elements to provide before the meeting	Meeting agenda and status update
Role and responsibilities	Reports to Executive Committee
Expected results	Programme Steering Committee report

C. ExecutiveCommittee

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Executive Committee
Initiative/management	- Euronext Market Undertakings
Presentation / report	- Euronext Market Undertakings
Participants
- Head of Cash of the Euronext Market Undertakings
- Chief Executive Officer of LCH.Clearnet SA
- Group Head of Repos and Exchange of LCH.Clearnet
- Relationship Managers of LCH.Clearnet SA and of the Euronext Market Undertakings
- Other participants as required on a case by case basis

Periodicity	[ *** ]
Objective
- Agreement and SLA management: validation of contractual changes
- Financial management
- Strategy management
- Global planning management
- Treatment of incidents and issues escalated through the Programme Steering Committee

Elements to provide before the meeting	- Agenda - Project progress
Role and responsibilities	Manage the relationship between the Parties and solve issues related to the escalation procedure, the [ *** ] Projects planning, the BCP tests and the [ *** ] Capacity Plan
Expected results	Committee report

25.8
ANNEX 7 – NON-GUARANTEED SERVICES

Non-Guaranteed Services provided by LCH.Clearnet SA regarding non-guaranteed transactions processed via pass through, clearing segment per clearing segment shall be as follows unless provided otherwise in the Agreement entered into between the Parties:
LCH.Clearnet SA provides transactions’ routing and reporting services, and, where relevant, send settlement instructions/files to the Settlement System(s).

On the Euronext Markets operated by Euronext Paris:

•	[ *** ] of the transactions in the Cash Clearing Infrastructure;

•	[ *** ] with a "non-guarantee" indicator;

•	[ *** ] in the name and on behalf of the Clearing Member on [ *** ]; and

•	[ *** ] on the transactions on [ *** ].

On the Euronext Markets operated by Euronext Brussels:

•	[ *** ] of the transactions in the Cash Clearing Infrastructure;

•	[ *** ] with a "non-guarantee" indicator;

•	[ *** ] in the name and on behalf of the Clearing Member on [ *** ]; and

•	[ *** ] on the transactions.

On the Euronext Markets operated by Euronext Amsterdam:

•	[ *** ] of the transactions in the Cash Clearing Infrastructure;

•	[ *** ] with a "non-guarantee" indicator;

•	[ *** ] related to these transactions in the relevant Settlement System by themselves;

•	[ *** ] from the Cash Clearing Infrastructure on [ *** ]; and

•	[ *** ] on the transactions.

On the Euronext Markets operated by Euronext Lisbon:

•	[ *** ] of the transactions in the Cash Clearing Infrastructure;

•	[ *** ] with a "non-guarantee" indicator;

•	[ *** ] in the name and on behalf of the Clearing Member on [ *** ] to the Settlement System; and

•	[ *** ] on the transactions.

ANNEX 8 – CLEARING FEES GRID

As of the Commencement Date, LCH.Clearnet SA will apply the following Clearing Fee grid for NYX’s Cash Clearing as follows:

I. Clearing Fees

A. Guaranteed Postings

LCH.Clearnet SA charges a fixed fee per guaranteed posting:

€0.04 per posting for BlueChips stocks (AEX25, BEL20, CAC40 and PSI20 components stocks)
€0.10 per posting for any other security (other equities, bonds, ETFs, warrants...)

B. Non-guaranteed postings

LCH.Clearnet SA charges a fixed fee of €0.05 per non-guaranteed posting.

II. Clearing Services

A. Give-up/Take-up

LCH.Clearnet SA charges a fixed fee of € 0.10 on each take-up only.

B. Settlement related costs

(non applicable to non-guaranteed postings)
LCH.Clearnet SA’s policy is to recharge Clearing Members with settlement related costs pro rata each Clearing Member’s settlement volume per settlement platform. Any settlement charge or fee's modification will be automatically passed on to Clearing Members.

a) For NYSE Euronext markets, Equiduct and Cassiopeia corporate bond platforms

LCH.Clearnet SA charges back:

A variable fee of approximately €0.63 (fee amount subject to quarterly review if needed) per instruction sent to settlement in Euroclear France,
A variable fee of approximately €0.63 (fee amount subject to quarterly review if needed) per instruction sent to settlement in Euroclear Belgium,
A variable fee of approximately €0.63 (fee amount subject to quarterly review if needed) per instruction sent to settlement in Euroclear Netherlands (including NIEC),
A variable fee of approximately €0.41 (fee amount subject to quarterly review if needed) per instruction settled in Interbolsa,
A variable fee of approximately €1.27 (fee amount subject to quarterly review if needed) per instruction sent to settlement in Euroclear Bank

b) For Luxemburg Stock Exchange market

It represents ICSDs settlement charges and SWIFT messages costs.
Since the launch of Luxemburg Stock Exchange, LCH.Clearnet SA charges back:
A variable fee of approximately €1.50 per instruction sent to settlement in Euroclear Bank,
A variable fee of approximately €1.50 per instruction sent to settlement in Clearstream Banking Luxemburg,
The amounts of the settlement related costs are subject to quarterly review if needed.

C. Fail penalty fees

(non applicable to non-guaranteed postings)

The fail penalty fees are applied to Clearing Members whose transactions fail during the delivery and payment procedures.

The invoicing of penalties applies per open Business Day on each selling fail per ISIN code, per Delivery Account (all settlement dates aggregated) and per Clearing Member.

The fail penalty fee is made up of:

A fixed fee of €15.00,
A variable fee ("EONIA-based rate" + 1% /360 x amount) - Currently, the "EONIA-based rate" used is 0.12%; unless significant changes are registered, such a rate will be revised each semester.
The sum of the variable parts collected is passed back to Clearing Members on a [ *** ] basis according to the following rules:
The passing back is calculated per segment; the variable part of fail penalty fee of a given segment is passed back to Clearing Members active on this segment only,
The allocation key is the cash Clearing Fees paid by each Clearing Member for a given segment,
The passing back [ *** ] amount for a given Clearing Member cannot be higher than the variable fail penalty fee effectively paid by this Member for the month.
The net difference between fail penalty fee and passing back is collected on the 10th open Business Day of the following month (example: 10th open Business Day of February for January fails).

D. Cash fail penalty

(non applicable to non-guaranteed postings)

These penalties are applied to Clearing Members whose transactions fail during the delivery and payment procedures. A fee is charged for each Business Day the default of cash remains unsettled: value of the fail charged at EONIA + 2%.

E. Buy-in / Purchase costs

(non applicable to non-guaranteed postings)

A fee of €150.00 is charged for each buy-in process initiated by LCH.Clearnet SA in addition to any amount due to meet the cost of purchasing the securities.
If a Member commits to delivering securities in the context of a buy-in procedure and LCH.Clearnet SA notes that this Member fails to deliver them, a penalty of 10% of the closing rate multiplied by the quantity of non delivered securities will be applied to the Clearing Member that had committed to delivering the securities.

ANNEX 9 – CURRENT CONFLICT OF INTERESTS POLICY
(Extract from LCH.Clearnet Group Limited’s Articles of Association dated as of October 26, 2012)

23.	Directors’ appointments and interests (Article 23 of the Articles of Association of LCH.Clearnet Group Limited)

23.1    Subject to the Act, the directors may appoint one or more of their number, including the Chairman, to the office of nominated director or to any other executive office under the Company, and may enter into an agreement or arrangement with any director for his employment by the Company or for the provision by him of any services outside the scope of the ordinary duties of a director. Any such appointment, agreement or arrangement may be made upon such terms as the directors determine and they may remunerate any such director for his services as they think fit. Any appointment of a director to an executive office shall determine if he ceases to be a director but without prejudice to any claim for damages for breach of the contract of service between the director and the Company.
23.2    A director shall be authorised for the purposes of section 175 of the Act to act or continue to act as a director of the Company notwithstanding that at the time of his appointment or subsequently he also:
23.2.1    holds office as a director of any other member of the LCH.Clearnet Group;
23.2.2    holds any other office or employment with any other member of the LCH.Clearnet Group;
23.2.3    participates in any scheme, transaction or arrangement for the benefit of the employees or former employees of the Company or any other member of the LCH.Clearnet Group (including any pension fund or retirement, death or disability scheme or other bonus or employee benefit scheme); or
23.2.4    is interested directly or indirectly in any shares or debentures (or any rights to acquire shares or debentures) in the Company or any other member of the LCH.Clearnet Group.

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23.3    The directors may authorise any matter proposed to it which would, if not so authorised, involve a breach of duty by a director under section 175 of the Act.
23.4    Any authorisation under article 23.3 will be effective only if:
23.4.1    any requirement as to the quorum at the meeting at which the matter is considered is met without counting the director in question or any other director interested in the matter under consideration; and
23.4.2    the matter was agreed to without such directors voting or would have been agreed to if such directors' votes had not been counted.

23.5    The directors may give any authorisation under article 23.3 upon such terms as it thinks fit. The directors may vary or terminate any such authorisation at any time.
23.6    For the purposes of this article 23, a conflict of interest includes a conflict of interest and duty and a conflict of duties, and interest includes both direct and indirect interests.
23.7    A director shall be under no duty to the Company with respect to any information which he obtains or has obtained otherwise than as a director of the Company and in respect of which he owes a duty of confidentiality to another person. In particular the director shall not be in breach of the general duties he owes to the Company by virtue of sections 171 to 177 of the Act if he:
23.7.1    fails to disclose any such information to the directors or to any director or other officer or employee of the Company; or
23.7.2    does not use or apply any such information in performing his duties as a director of the Company.

However, to the extent that his relationship with that other person gives rise to a conflict of interest or possible conflict of interest, this article 23.7 applies only if the existence of that relationship has been authorised by the directors pursuant to article 23.3 or authorised by the members (subject, in any such case, to any terms upon which such authorisation was given).

23.8    Where the existence of a director's relationship with another person has been authorised pursuant to article 23.2, authorised by the directors pursuant to article 23.3 or authorised by the members and his relationship with that person gives rise to a conflict of interest or possible conflict of interest, the director shall not be in breach of the general duties he owes to the Company by virtue of sections 171 to 177 of the Act if at his discretion or at the request or direction of the directors or any committee of directors he:
23.8.1    absents himself from a meeting of directors or a committee of directors at which any matter relating to the conflict of interest or possible conflict of interest will or may be discussed or from the discussion of any such matter at a meeting or otherwise; or
23.8.2    makes arrangements not to receive documents and information relating to any matter which gives rise to the conflict of interest or possible conflict of interest sent or supplied by or on behalf of the Company or for such documents and information to be received and read by a professional adviser on his behalf,for so long as he reasonably believes such conflict of interest (or possible conflict of interest) subsists.

23.9    The provisions of articles 23.7 and 23.8 are without prejudice to any equitable principle or rule of law which may excuse the director from:
23.9.1    disclosing information, in circumstances where disclosure would otherwise be required under these Articles; or
23.9.2    attending meetings or discussions or receiving documents and information as referred to in article 23.8, in circumstances where such attendance or receiving such documents and information would otherwise be required under these Articles.

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23.10    A director who is in any way, directly or indirectly, interested in a proposed transaction or arrangement with the Company shall declare the nature and extent of his interest to the other directors before the Company enters into the transaction or arrangement.
23.11    A director who is in any way, directly or indirectly, interested in a transaction or arrangement that has been entered into by the Company shall declare the nature and extent of his interest to the other directors as soon as is reasonably practicable, unless the interest has already been declared under article 23.10.
23.12    Any declaration required by article 23.10 may (but need not) be made at a meeting of the directors or by notice in writing in accordance with section 184 of the Act or by general notice in accordance with section 185 of the Act. Any declaration required by article 23.11 must be made at a meeting of the directors or by notice in writing in accordance with section 184 of the Act or by general notice in accordance with section 185 of the Act.
23.13    If a declaration made under article 23.10 or 23.11 proves to be, or becomes, inaccurate or incomplete, a further declaration must be made under article 23.10 or .as appropriate ,23.11.
23.14    A director need not declare an interest under this article 23:
23.14.1    if it cannot reasonably be regarded as likely to give rise to a conflict of interest;
23.14.2    if, or to the extent that, the other directors are already aware of it (and for this purpose the other directors are treated as aware of anything of which they ought reasonably to be aware);
23.14.3    if, or to the extent that, it concerns terms of his service contract that have been or are to be considered by a meeting of the directors or by a committee of the directors appointed for the purpose under these Articles; or
23.14.4    if the director is not aware of his interest or is not aware of the transaction or arrangement in question (and for this purpose a director is treated as being aware of matters of which he ought reasonably to be aware).

23.15    Subject to the provisions of the Act and provided that he has declared the nature and extent of any direct or indirect interest of his in accordance with this article 23 or where article 23.14 applies and no declaration of interest is required or where article 85.2 applies, a director notwithstanding his office:
23.15.1    may be a party to, or otherwise be interested in, any transaction or arrangement with the Company or in which the Company is directly or indirectly interested;
23.15.2    may act by himself or through his firm in a professional capacity for the Company (otherwise than as auditor), and in any such case on such terms as to remuneration and otherwise as the directors may decide; or
23.15.3    may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise be interested in, any body corporate in which the Company is directly or indirectly interested.

23.16    A director shall not, by reason of his office, be accountable to the Company for any remuneration or other benefit which he derives from any office or employment or from any transaction or arrangement or from any interest in any body corporate:
23.16.1    the acceptance, entry into or existence of which has been authorised pursuant to article 23.2, authorised by the directors pursuant to article 23.3 or authorised by the members (subject, in any such case, to any terms upon which such authorisation was given); or
23.16.2    which he is permitted to hold or enter into pursuant to article 23.15 or otherwise pursuant to these Articles, nor shall the receipt of any such remuneration or other benefit constitute a breach of his duty under section 176 of the Act. No transaction or arrangement authorised or permitted pursuant to article 23.2, 23.3 or or otherwise pursuant to these Articles shall be lia 23.15ble to be avoided on the ground of any such interest or benefit.

25.    Proceedings of Directors (Article 25 of the Articles of Association of LCH.Clearnet Group Limited)

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25.1    Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit. A director may, and the Company Secretary at the request of a director shall, call a meeting of the directors. Every director shall receive notice of a meeting, whether or not he is absent from the United Kingdom. Notice of a Board meeting is deemed to be duly given to a director if it is given to him personally or by word of mouth or by electronic form to an address given by him to the Company for that purpose or sent in writing to him at his last known address or other address given by him to the Company for that purpose. A director may waive the requirement that notice be given to him of a meeting of directors or a committee of directors, either prospectively or retrospectively. Questions arising at a meeting shall be decided by a majority of votes. In the case of an equality of votes, the Chairman shall have a second or casting vote.

25.2    A director may participate in a meeting of directors or a committee of directors through the medium of conference telephone or similar form of communications equipment if all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting and is counted in a quorum and entitled to vote. Subject to the Act, all business transacted in this way by the directors or a committee of directors is for the purposes of these Articles deemed to be validly and effectively transacted at a meeting of the directors or of a committee of directors although fewer than two directors are physically present at the same place. The meeting is deemed to take place where the largest group of those participating is assembled or, if there is no such group, where the Chairman of the meeting is at the start of the meeting.

25.3    Subject to article the quorum for the transaction of the business of the directors may be ,25.9 fixed by a resolution of a simple majority of the directors (provided that the quorum must include one Independent Director) and unless so fixed at any number shall be six, including one Independent Director.

25.4    Unless he is unwilling to do so, the Chairman shall preside at every meeting of directors at which he is present. Where there is no director holding that office, or if the director holding it is unwilling to preside or is not present within five minutes after the time appointed for the meeting, the directors present may appoint one of their number to be Chairman of the meeting.
25.5    All acts done by a meeting of directors, or of a committee of directors, or by a person acting as a director shall be valid notwithstanding that it is afterwards discovered that there was a defect in the appointment of any director or that any of them were disqualified from holding office, or had ceased to hold office, or were not entitled to vote on the matter in question.
25.6    A resolution in writing signed by all the directors entitled to receive notice of a meeting of directors or of a committee of directors shall be as valid and effectual as if it has been passed at a meeting of directors or (as the case may be) a committee of directors duly convened and held and may consist of several documents in like form each signed by one or more directors.
25.7    A director may not attend such part of a meeting of directors or any committee (a "Relevant Meeting") concerning, or vote on any resolution in respect of, a matter with which he has, directly or indirectly, a Conflict of Interest (and any such director is referred to as a "Conflicted Director") without the prior consent of a 75 per cent. majority of the directors present at the Relevant Meeting (excluding any Conflicted Directors).
25.8    Where there is a question as to the existence of a Conflict of Interest with respect to a director, the matter shall be determined by the Independent Directors prior to the Relevant Meeting taking place in a fair, objective and non-discriminatory manner. If it is impracticable to convene a prior meeting of the Independent Directors, such determination shall be made by the Independent Directors present at the Relevant Meeting acting by simple majority, and if no majority decision can be reached, the Chairman shall have the casting vote. The decision of the Independent Directors, or the Independent Directors present at the Relevant Meeting (as the case may be) shall be final and binding and not open to challenge by any director or shareholder.
25.9    A Conflicted Director shall not be counted for the purpose of calculating the quorum present for a meeting of the Board or a committee (or the relevant part of such meeting) at which the issue relating to the conflict is to be considered and shall be deducted from the quorum requirements at a meeting when any such resolution is under consideration.
25.10    A Conflicted Director shall not be entitled to receive from the Company any information relating to the subject matter of the conflict. The provisions of article do not prejudice 25.7 the obligation on a Conflicted Director to disclose his interest in accordance with section 177 of the Act.

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